                                                                  EXHIBIT 10.36

                    REVOLVING CREDIT AND GUARANTY AGREEMENT

                                     Among

                                LODGIAN, INC.,
  a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code as Borrower

                                      and

                THE SUBSIDIARIES OF THE BORROWER NAMED HEREIN, certain of which are a Debtor and a Debtor-in-Possession under Chapter 11 of the
                                Bankruptcy Code

                                 as Guarantors

                                      and

                           THE LENDERS PARTY HERETO,

                                      and

                     MORGAN STANLEY SENIOR FUNDING, INC.,

                 as Administrative Agent and Collateral Agent

                        Dated as of December 31, 2001.

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01. Defined Terms ........................................................2
SECTION 1.02. Terms Generally .....................................................18


                                   ARTICLE 2
                          AMOUNT AND TERMS OF CREDIT

SECTION 2.01. Commitment of the DIP Lenders .......................................18
SECTION 2.02. Availability of Commitment ..........................................18
SECTION 2.03. Letters of Credit ...................................................18
SECTION 2.04. Issuance ............................................................21
SECTION 2.05. Nature of Letter of Credit Obligations Absolute .....................21
SECTION 2.06. Making of Loans .....................................................22
SECTION 2.07. Repayment of Loans; Evidence of Debt ................................23
SECTION 2.08. Interest on Loans ...................................................23
SECTION 2.09. Default Interest ....................................................24
SECTION 2.10. Optional Termination or Reduction of Commitment .....................24
SECTION 2.11. Alternate Rate of Interest ..........................................24
SECTION 2.12. Refinancing of Loans ................................................25
SECTION 2.13. Mandatory Prepayment, Commitment Reduction and Termination; Cash
              Collateral ..........................................................26
SECTION 2.14. Optional Prepayment of Loans; Reimbursement of DIP Lenders ..........27
SECTION 2.15. Reserve Requirements; Change in Circumstances .......................29
SECTION 2.16. Change in Legality ..................................................30
SECTION 2.17. Pro Rata Treatment, Etc .............................................31
SECTION 2.18. Taxes ...............................................................31
SECTION 2.19. Certain Fees ........................................................34
SECTION 2.20. Commitment Fee ......................................................34
SECTION 2.21. Letter of Credit Fees ...............................................34
SECTION 2.22. Nature of Fees ......................................................35
SECTION 2.23. Priority and Liens ..................................................35
SECTION 2.24. Right of Set-off ....................................................37
SECTION 2.25. Security Interest in Letter of Credit Account .......................37
SECTION 2.26. Payment of Obligations ..............................................37
SECTION 2.27. No Discharge; Survival of Claims ....................................38
SECTION 2.28. Use of Cash Collateral ..............................................38
SECTION 2.29. General Provisions as to Payments ...................................38

                                   ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Organization and Authority ...........................................38
SECTION 3.02. Due Execution ........................................................39
SECTION 3.03. Statements Made ......................................................39
SECTION 3.04. Financial Statements .................................................40
SECTION 3.05. Ownership ............................................................40
SECTION 3.06. Liens ................................................................40
SECTION 3.07. Compliance with Law ..................................................41
SECTION 3.08. Insurance ............................................................41
SECTION 3.09. The Orders ...........................................................41
SECTION 3.10. Use of Proceeds ......................................................41
SECTION 3.11. Litigation ...........................................................41
SECTION 3.12. Intellectual Property ................................................42
SECTION 3.13. Letters of Credit ....................................................42
SECTION 3.14. Pre-Petition Indebtedness ............................................42
SECTION 3.15. Properties ...........................................................42
SECTION 3.16. Leases ...............................................................42
SECTION 3.17. Investments ..........................................................43

                                   ARTICLE 4
                             CONDITIONS OF LENDING

SECTION 4.01. Conditions Precedent to Closing and Extension of Initial Loans and
              Initial Letters of Credit ............................................43
SECTION 4.02. Conditions Precedent to Each Loan and Each Letter of Credit ..........46

                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS

SECTION 5.01. Financial Statements, Reports, Etc ...................................48
SECTION 5.02. Corporate Existence ..................................................51
SECTION 5.03. Insurance ............................................................51
SECTION 5.04. Obligations and Taxes ................................................51
SECTION 5.05. Notice of Event of Default, etc ......................................52
SECTION 5.06. Access to Books and Records ..........................................52
SECTION 5.07. Maintenance of Concentration Account .................................53
SECTION 5.08. Budget ...............................................................53
SECTION 5.09. Furnishing of Additional Items .......................................53

                                   ARTICLE 6
                              NEGATIVE COVENANTS

SECTION 6.01. Liens .....................................................55
SECTION 6.02. Merger, etc ...............................................55
SECTION 6.03. Indebtedness ..............................................55
SECTION 6.04. Capital Expenditures ......................................55
SECTION 6.05. Financial Covenants .......................................56
SECTION 6.06. Guarantees and Other Liabilities ..........................56
SECTION 6.07. Chapter 11 Claims .........................................57
SECTION 6.08. Dividends; Capital Stock ..................................57
SECTION 6.09. Transactions with Affiliates ..............................57
SECTION 6.10. Investments, Loans and Advances ...........................57
SECTION 6.11. Disposition of Assets .....................................58
SECTION 6.12. Nature of Business ........................................59
SECTION 6.13. Cash Management System ....................................59

                                   ARTICLE 7
                               EVENTS OF DEFAULT

SECTION 7.01. Events of Default .........................................59

                                   ARTICLE 8
                                   THE AGENT

SECTION 8.01. Administration by Agent ...................................63
SECTION 8.02. Advances and Payments .....................................63
SECTION 8.03. Sharing of Setoffs ........................................64
SECTION 8.04. Agreement of Required DIP Lenders .........................64
SECTION 8.05. Liability of Agent ........................................64
SECTION 8.06. Reimbursement and Indemnification .........................65
SECTION 8.07. Rights of Agent ...........................................66
SECTION 8.08. Independent DIP Lenders ...................................66
SECTION 8.09. Notice of Transfer ........................................66
SECTION 8.10. Successor Agent ...........................................66

                                   ARTICLE 9
                                   GUARANTY

SECTION 9.01. Guaranty ..................................................67
SECTION 9.02. No Impairment of Guaranty .................................68
SECTION 9.03. Subrogation ...............................................68
SECTION 9.04. Release of Guaranty .......................................68

                                  ARTICLE 10
                                 MISCELLANEOUS

SECTION 10.01. Notices ..........................................................69
SECTION 10.02. Survival of Agreement, Representations and Warranties, etc .......69
SECTION 10.03. Successors and Assigns ...........................................69
SECTION 10.04. Confidentiality ..................................................72
SECTION 10.05. Expenses .........................................................73
SECTION 10.06. Indemnity ........................................................73
SECTION 10.07. CHOICE OF LAW ....................................................74
SECTION 10.08. No Waiver ........................................................74
SECTION 10.09. Extension of Maturity ............................................74
SECTION 10.10. Amendments, etc ..................................................74
SECTION 10.11. Severability .....................................................75
SECTION 10.12. Headings .........................................................76
SECTION 10.13. Execution in Counterparts ........................................76
SECTION 10.14. Prior Agreements .................................................76
SECTION 10.15. Further Assurances ...............................................76
SECTION 10.16. WAIVER OF JURY TRIAL .............................................76

ANNEX A           -- Commitment Amounts
EXHIBIT A         -- Form of Assignment and Acceptance
EXHIBIT B         -- Form of Note
EXHIBIT C         -- Form of Interim Order
EXHIBIT D         -- Form of Security and Pledge Agreement
EXHIBIT E         -- Form of Counsel Opinion
SCHEDULE 1.01(a)  -- Existing Joint Ventures
SCHEDULE 3.05     -- Subsidiaries
SCHEDULE 3.06     -- Liens
SCHEDULE 3.11     -- Litigation
SCHEDULE 3.12     -- Intellectual Property
SCHEDULE 3.14     -- Pre-Petition Indebtedness
SCHEDULE 3.15     -- Hotel Properties
SCHEDULE 3.16     -- Leases
SCHEDULE 3.17     -- Existing Investments.

         REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of December 31, 2001, among LODGIAN, INC., a Delaware corporation (the "BORROWER"), a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, and each of the direct or indirect subsidiaries of the Borrower signatory hereto (each, a "GUARANTOR" and collectively, the "GUARANTORS"), certain of which Guarantors is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code (the cases of the Borrower and certain of the Guarantors, each a "CASe" and collectively, the "CASEs"), MORGAN STANLEY SENIOR FUNDING, INC., ("MSSF"), LEHMAN BROTHERS, INC., ("LEHMAN" and together with MSSF, the "CO-ARRANGERs") and each of the other financial institutions from time to time party hereto (together with MSSF and Lehman, the "DIP LENDERS"), MSSF, as administrative agent and collateral agent (in such capacity, the "AGENT") for the DIP Lenders.

                            INTRODUCTORY STATEMENT

         On December 20, 2001 (the "PETITION DATE"), the Borrower and certain of the Guarantors filed voluntary petitions with the Bankruptcy Court initiating the Cases and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

         The Borrower has applied to the DIP Lenders for a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $25,000,000, all of the Borrower's obligations under which are to be guaranteed by the Guarantors.

         The proceeds of the Loans will be used only to finance capital expenditures on Primed Hotel Properties, as defined below, and to finance operations of the Borrower and certain of the Guarantors (including interest payable to Pre-Petition Lenders and the DIP Lenders), all in accordance with a budget approved by the Agent as hereinafter provided.

         To provide guarantees and security for the repayment of the Loans, the reimbursement of any draft drawn under a Letter of Credit and the payment of the other obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents (including, without limitation, the Obligations of the Borrower under Section 6.03(a)(iv)), the Borrower and the Guarantors will provide to the Agent and the DIP Lenders the following (each as more fully described herein and as to the Guarantors only as applicable thereto):

         (a) a guaranty from each of the Guarantors of the due and punctual payment and performance of the obligations of the Borrower hereunder;

         (b) an allowed administrative expense claim in each of the Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having priority over all administrative expenses of the kind specified in, or arising under, any Sections of the Bankruptcy Code (including, without limitation, Sections 105, 326, 328, 330, 331, 503(b), 507(a), 507(b),

546(c) or 726 thereof) pursuant to Section 364(c)(i) of the Code, whether or not such claims or expenses may become secured by a judgment lien or other non-consensual lien, levy or attachment;

         (c) a perfected Lien, pursuant to Section 364(c)(2) of the Bankruptcy Code, on all unencumbered property of the Borrower and the Guarantors (subject, in the case of leaseholds, to any notices required under applicable law) and on all cash and cash equivalents in the Letter of Credit Account, provided that amounts in the Letter of Credit Account shall not be subject to the Carve-Out hereinafter referred to;

         (d) a perfected Lien, pursuant to Section 364(c)(3) of the Bankruptcy Code, upon all property of the Borrower and the Guarantors (other than the Primed Assets and certain other exceptions), junior to existing valid and perfected Liens on such property, junior to Liens on such property granted as adequate protection to Pre-Petition Lenders and junior to Liens securing certain intercompany advances, as provided in the Orders; and

         (e) perfected first priority priming Liens, pursuant to Section 364(d)(1) of the Bankruptcy Code, on all Primed Assets;

Provided, however, that all of the claims and the Liens granted hereunder in the Cases to the Agent and the DIP Lenders shall be subject to the Carve-Out to the extent provided in Section 2.23.

         Accordingly, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         SECTION 1.01. Defined Terms.

         As used in this Agreement, the following terms shall have the meanings specified below:

         "ABR BORROWING" shall mean a Borrowing comprised of ABR Loans.

         "ABR LOAN" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of
Section 2.

         "ADDITIONAL CREDIT" shall have the meaning given such term in Section 4.02(d).

         "ADJUSTED EBITDA" shall mean, for any period, all as determined without duplication, the aggregate net income (or net loss) of the Low Leverage Guarantors for such period, plus (a) the sum of (i) depreciation expense, (ii) amortization expense, (iii) other non-cash expenses and charges, (iv) net total Federal, state and local income tax expense, (v) gross interest expense for such period less gross interest income for such period, (vi) extraordinary losses and losses arising from sales of assets outside the ordinary course of business, (vii) any non-recurring charge or restructuring charge, (viii) the cumulative net effect (whether positive or negative) of any change in accounting principles, (ix) "chapter 11 expenses" (or "administrative costs reflecting chapter 11 expenses") and (x) allocated overhead and restructuring expense less (b) extraordinary gains and gains arising from sales of assets outside the ordinary course of business, in each case to the extent deducted in determining the aggregate net income (or net loss) of the Low Leverage Guarantors for such period provided that "Adjusted EBITDA" shall only include the net income for such period of any Person that is not a Subsidiary of the Borrower to the extent of dividends or distributions or other payments paid in cash to the Borrower or any of the Low Leverage Guarantors.

         "ADJUSTED LIBOR RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the quotient of (a) the LIBOR Rate in effect for such Interest Period divided by (b) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves. For purposes hereof, the term "LIBOR RATe" shall mean the rate (rounded upwards, if necessary, to the next 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (provided that, if for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Interest Period such Eurodollar Borrowing, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person (a "CONTROLLED PERSON") shall be deemed to be "controlled by" another Person (a "CONTROLLING PERSON") if the Controlling Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the Controlled Person whether by contract or otherwise.

         "AGENT" shall have the meaning set forth in the Introduction.

         "AGREEMENT" shall mean this Revolving Credit and Guaranty Agreement, as the same may from time to time be further amended, modified or supplemented.

         "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2of 1%. For purposes hereof, "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by Citibank, N.A. as its base commercial lending rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced. "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving the rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "ASSET SALE AGREEMENT" shall mean any agreement with respect to the sale, lease or other disposition of any asset of the Borrower or the Guarantors that is (a) approved by the Required DIP Lenders and (b) to the extent required by the Bankruptcy Code, approved by the Bankruptcy Court.

         "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a DIP Lender and an Eligible Assignee, and accepted by the Agent and each Fronting Bank, substantially in the form of Exhibit A.

         "ATTRIBUTED DIP AMOUNT" shall mean, with respect to each Low Leverage Hotel Property, the amount set forth opposite such Low Leverage Hotel Property in Schedule 3.15 under the heading "Attributed DIP Amount", which amount equals the initial aggregate amount of the Commitments multiplied by the Attributed DIP Percentage for such Low Leverage Hotel Property.

         "ATTRIBUTED DIP PERCENTAGE" shall mean, with respect to each Low Leverage Hotel Property, the percentage set forth opposite such property in
Schedule 3.15 under the heading "Proportional EBITDA".

         "AVAILABLE COMMITMENT" shall mean (i) until the date of the Final Order, $10,000,000 and (ii) from and after the date of the Final Order (x) the Total Commitment less (y) the sum of (i) Attributed DIP Amount of each Low Leverage Hotel Property that is not a Primed Hotel Property plus (ii) the aggregate amount of loans and advances made to High Leverage Guarantors in reliance on Section 6.10(vi) that are outstanding on any date that is after the date of the Final Order and do not have Section 506(c) Status.

         "BANKRUPTCY CODE" shall mean The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C.ss.101, et seq.

         "BANKRUPTCY COURT" shall mean the United States Bankruptcy Court for the Southern District of New York or any other court having jurisdiction over the Cases from time to time.

         "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

         "BORROWER" shall have the meaning set forth on the first page of this Agreement.

         "BORROWING" shall mean the incurrence of Loans of a single Type made by the DIP Lenders on a single date and having, in the case of Eurodollar Loans, a single Interest Period (with any ABR Loan made pursuant to Section
2.16 being considered a part of the related Borrowing of Eurodollar Loans).

         "BUDGET" shall have the meaning set forth in Section 4.01(i).

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banks in the State of New York are required or permitted to close (and, for a Letter of Credit, other than a day on which the Fronting Bank issuing such Letter of Credit is closed); provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits on the London interbank market.

         "CAPITAL EXPENDITURES" shall mean, for any period, the aggregate of all expenditures paid in cash by the Borrower and the Guarantors during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant, equipment or intangibles or similar fixed asset accounts reflected in the consolidated balance sheet of the Borrower and the Guarantors (including equipment purchased simultaneously with the trade-in of existing equipment owned by the Borrower or any of the Guarantors to the extent of the gross amount of such purchase price less the book value of the equipment being traded in at such time).

         "CAPITALIZED LEASE" shall mean, as applied to any Person, any lease of property by such Person as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "CAPITAL STOCK" shall mean, any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "CARVE-OUT" shall have the meaning set forth in Section 2.23.

         "CASES" shall mean the Cases under chapter 11 of the Bankruptcy Code of the Borrower and certain of the Guarantors pending in the Bankruptcy Court.

         "CHANGE OF CONTROL" shall mean and be deemed to have occurred upon the occurrence of any of the following events: (i) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, and regulations promulgated thereunder) shall have acquired beneficial ownership of more than 35% of the outstanding shares of Voting Stock of the Borrower and (ii) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors of the Borrower. "VOTING STOCK" shall mean shares of Capital Stock entitled to vote generally in the election of directors, and "CONTINUING DIRECTORS" shall mean the directors of the Borrower on the Closing Date and each other director, if, in each case, such other director's election or nomination for election to the board of directors of the Borrower is recommended by at least a majority of the then Continuing Directors.

         "CLOSING DATE" shall mean the date on which this Agreement has been executed and the conditions precedent set forth in Section 4.01 have been satisfied or waived, which date shall occur promptly upon entry of the Interim Order, but not later than 15 days following the Petition Date. The Agent's execution and delivery of this Agreement shall constitute notice to the Borrowers of the satisfaction of the conditions precedent set forth in Section
4.01 and the occurrence of the Closing Date.

         "CO-ARRANGERS" shall have the meaning set forth on the first page of this Agreement.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "COLLATERAL" shall mean the Collateral as defined in the Security and Pledge Agreement and all other collateral given, pursuant to orders of the Bankruptcy Court or otherwise, as security for or in connection with the Obligations.

         "COMMITMENT" shall mean, with respect to each DIP Lender, the commitment of each DIP Lender hereunder in the amount set forth opposite its name on Annex A hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to this Agreement.

         "COMMITMENT FEE" shall have the meaning set forth in Section 2.20.

         "COMMITMENT PERCENTAGE" shall mean at any time, with respect to each DIP Lender, the percentage obtained by dividing its Commitment at such time by the Total Commitment at such time.

         "CONCENTRATION ACCOUNT" shall have the meaning set forth in Section
5.07.

         "CONSUMMATION DATE" shall mean the date (or if there is more than one of such dates, the first such date) of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code and which, for purposes of this Agreement, shall be no later than the effective date) of a Reorganization Plan of the Borrower or any of the Guarantors that is confirmed pursuant to an order of the Bankruptcy Court in the Cases.

         "DIP LENDER AFFILIATE" means, (a) with respect to any DIP Lender, (i) an Affiliate of such DIP Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a DIP Lender or an Affiliate of such DIP Lender and (b) with respect to any DIP Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such DIP Lender or by an Affiliate of such investment advisor.

         "DIP LENDERS" shall have the meaning set forth on the first page of this Agreement.

         "DOLLARS" and "$" shall mean lawful money of the United States of America.

         "ELIGIBLE ASSIGNEE" shall mean (i) a commercial bank having total assets in excess of $1,000,000,000; (ii) a finance company, insurance company or other financial institution or fund, in each case acceptable to the Agent, which in the ordinary course of business extends credit of the type contemplated herein and has total assets in excess of $200,000,000 and whose becoming an assignee would not constitute a prohibited transaction under
Section 4975 of ERISA; (iii) a DIP Lender Affiliate; and (iv) any other financial institution satisfactory to the Borrower and the Agent.

         "ENVIRONMENTAL LIEN" shall mean a Lien in favor of any Governmental Authority for (i) any liability under federal or state environmental laws or regulations or (ii) damages arising from or costs incurred by such Governmental Authority in response to a release or threatened release of a hazardous or toxic waste, substance or constituent, or other substance into the environment.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) that is a member of a group of which the Borrower is a member and that is under common control within the meaning of Section 414(b) or (c) of the Code and the regulations promulgated and rulings issued thereunder.

         "EUROCURRENCY LIABILITIES" shall have the meaning assigned thereto in Regulation D issued by the Board, as in effect from time to time.

         "EURODOLLAR BORROWING" shall mean a Borrowing comprised of Eurodollar Loans.

         "EURODOLLAR LOAN" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate in accordance with the provisions of Section 2.

         "EVENT OF DEFAULT" shall have the meaning set forth in Section 7.01.

         "EXISTING JOINT VENTURE" shall mean each joint venture listed on
Schedule 1.01(a) hereto.

         "FEES" shall collectively mean the Commitment Fees, Letter of Credit Fees and other fees referred to in Sections 2.19, 2.20 and 2.21.

         "FINAL ORDER" shall have the meaning given such term in Section
4.02(d).

         "FINANCIAL OFFICER" shall mean the chief financial officer of the Borrower.

         "FRONTING BANK" shall mean MSSF or such other DIP Lender (which other DIP Lender shall be reasonably satisfactory to the Borrower), in their capacities as the issuer(s) of Letters of Credit hereunder, and their respective successors in such capacity as provided for herein. A Fronting Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by an Affiliate of such Fronting Bank, in which case the term "Fronting Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate as may agree with MSSF to act in such capacity.

         "GAAP" shall mean generally accepted accounting principles applied in accordance with Section 1.02.

         "GOVERNMENTAL AUTHORITY" shall mean any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or any court, in each case whether of the United States or foreign.

         "GUARANTOR" shall have the meaning set forth on the first page of this Agreement.

         "HIGH LEVERAGE GUARANTOR" shall mean any Guarantor that is not a Low Leverage Guarantor.

         "INDEBTEDNESS" shall mean, at any time and with respect to any Person,
(i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, and expense accruals and deferred compensation items, arising in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under Capitalized Leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities and all obligations of such Person in respect of (x) currency swap agreements, currency future or option contracts and other similar agreements designed to hedge against fluctuations in foreign interest rates and
(y) interest rate swap, cap or collar agreements and interest rate future or option contracts; (vii) all Indebtedness referred to in clauses (i) through
(vi) above guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss in respect of such Indebtedness, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Indebtedness, and (viii) all Indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

         "INSUFFICIENCY" shall mean, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.

         "INTERIM ORDER" shall have the meaning given such term in Section 4.01(b).

         "INTEREST PAYMENT DATE" shall mean (i) as to any Eurodollar Loan, the last day of each consecutive 30 day period running from the commencement of the applicable Interest Period, and (ii) as to all ABR Loans, the last calendar day of each month.

         "INTEREST PERIOD" shall mean, as to any Borrowing of Eurodollar Loans, the period commencing on the date of such Borrowing (including as a result of a refinancing of ABR Loans) or on the last day of the preceding Interest Period applicable to such Borrowing and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one or three months thereafter, as the Borrower may elect in the related notice delivered pursuant to Sections 2.06(b) or 2.12; provided, however, that
(i) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, and (ii) no Interest Period shall end later than the Termination Date.

         "INVESTMENTS" shall have the meaning given such term in Section 6.10.

         "LETTER OF CREDIT" shall mean any irrevocable letter of credit issued pursuant to Section 2.03, which letter of credit shall, subject to Section 3.13, be (i) a standby or import documentary letter of credit, (ii) issued for purposes that are consistent with the ordinary course of business of the Borrower or any Subsidiary, or for such other purposes as are reasonably acceptable to the Agent, (iii) denominated in Dollars and (iv) otherwise in such form as may be reasonably approved from time to time by the Agent and the applicable Fronting Bank.

         "LETTER OF CREDIT ACCOUNT" shall mean the account established by the Borrower under the sole and exclusive control of the Agent designated as the "Lodgian, Inc." and used solely for the purposes set forth in Sections 2.03(b) and 2.13.

         "LETTER OF CREDIT FEES" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.21.

         "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum of
(i) the aggregate undrawn stated amount of all Letters of Credit then outstanding plus (ii) all amounts theretofore drawn under Letters of Credit and not then reimbursed.

         "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement or any lease in the nature thereof).

         "LOAN" shall have the meaning given such term in Section 2.01.

         "LOAN DOCUMENTS" shall mean this Agreement, the Letters of Credit, the Security and Pledge Agreement and any other instrument or agreement executed and delivered in connection herewith.

         "LOW LEVERAGE GUARANTOR" shall mean each Guarantor that owns a Low Leverage Hotel Property or that is a holding company (i.e., does not own any hotel property directly but only investments in subsidiaries) that owns capital stock or Indebtedness of any such Guarantor that is a Low Leverage Guarantor.

         "LOW LEVERAGE HOTEL PROPERTY" shall mean each hotel property identified as a "Low Leverage Hotel Property" on Schedule 3.15.

         "MATURITY DATE" shall mean the first anniversary of the Petition Date.

         "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

         "MULTIPLE EMPLOYER PLAN" shall mean a Single Employer Plan, that (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such Plan has been or were to be terminated.

         "NET PROCEEDS" shall mean, in respect of any sale or other disposition of assets, the proceeds of such sale or disposition after the payment of or reservation for (a) expenses that are directly related to (or the need for which arises as a result of) the transaction of such sale or disposition, including, but not limited to, related severance costs, taxes payable, brokerage commissions, professional expenses, other similar costs that are directly related to the sale or disposition, (b) escrow and indemnification amounts required under the terms of such sale or other disposition and (c) the amount secured by valid and perfected Liens, if any, that are senior to the Liens on such assets held by the Agent on behalf of the DIP Lenders.

         "OBLIGATIONS" shall mean all obligations, now or hereafter existing, under this Agreement and the other Loan Documents, including, but not limited to, (a) the due and punctual payment of all principal of and interest on the Loans and the reimbursement of all amounts drawn under Letters of Credit, (b) the due and punctual payment of the Fees and all other present and future, fixed or contingent, obligations of the Borrower and the Guarantors to the DIP Lenders and the Agent under the Loan Documents (including in connection with Indebtedness permitted under Section 6.03(a)(iv) hereof and arising subsequent to the Petition Date) and (c) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "ORDERS" shall mean (i) the Interim Order and the Final Order of the Bankruptcy Court referred to in Sections 4.01(b) and 4.02(d) and (ii) any cash management orders or cash collateral orders entered in the Cases with the approval of the Co-Arrangers.

         "OTHER TAXES" shall have the meaning given such term in Section 2.18.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.

         "PERMITTED INVESTMENTS" shall mean:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within twelve months from the date of acquisition thereof;

         (b) without limiting the provisions of paragraph (d) below, investments in commercial paper maturing within six months from the date of acquisition thereof and having, at such date of acquisition, a rating of at least "A-2" or the equivalent thereof from Standard & Poor's Corporation or of at least "P-2" or the equivalent thereof from Moody's Investors Service, Inc.;

         (c) investments in certificates of deposit, banker's acceptances and time deposits (including Eurodollar time deposits) maturing within six months from the date of acquisition thereof issued or guaranteed by or placed with (i) any domestic office of the Agent or the bank with whom the Borrower and the Guarantors maintain their cash management system, provided, that if such bank is not a DIP Lender hereunder, such bank shall have entered into an agreement with the Agent pursuant to which such bank shall have waived all rights of setoff and confirmed that such bank does not have, nor shall it claim, a security interest therein or (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000 and is the principal banking subsidiary of a bank holding company having a long-term unsecured debt rating of at least "A-2" or the.

equivalent thereof from Standard & Poor's Corporation or at least "P-2" or the equivalent thereof from Moody's Investors Service, Inc.;

         (d) investments in commercial paper maturing within six months from the date of acquisition thereof and issued by (i) the holding company of the Agent or (ii) the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has (A) a combined capital and surplus in excess of $250,000,000 and (B) commercial paper rated at least "A-2" or the equivalent thereof from Standard & Poor's Corporation or at least "P-2" or the equivalent thereof from Moody's Investors Service, Inc.;

         (e) investments in repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any office of a bank or trust company meeting the qualifications specified in clause (c) above;

         (f) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses
(a) through (e) above; and

         (g) to the extent owned on the Petition Date, investments in the capital stock of any direct or indirect Subsidiary of the Borrower.

         "PERMITTED LIENS" shall mean (i) Liens imposed by law (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority for claims not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than Environmental Liens and any Lien imposed under ERISA) in existence on the Petition Date or thereafter imposed by law and created in the ordinary course of business; (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations incurred in the ordinary course of business or arising as a result of progress payments under government contracts; (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded) and interest of ground lessors, that do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any Guarantor, as the case may be, and that do not detract in any material respect from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Guarantor, as the case may be and (v) extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (iv) above, provided that the principal amount of the obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby; and provided further that the term "PERMITTED LIENS", when used with respect to any Collateral subject to a mortgage, shall mean the "Permitted Liens" or "Permitted Encumbrances" as defined in such mortgage only.

         "PERSON" shall mean any natural person, corporation, division of a corporation, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "PETITION DATE" shall have the meaning given such term in the Introductory Statement on the first page of this Agreement.

         "PLAN" shall mean a single Employer Plan or a Multiemployer Plan.

         "PREPAYMENT DATE" shall mean thirty (30) days after the entry of the Interim Order by the Bankruptcy Court if the Final Order has not been entered by the Bankruptcy Court prior to the expiration of such thirty (30) day period.

         "PRE-PETITION AGENT" shall mean MSSF as agent for the Pre-Petition Lenders.

         "PRE-PETITION CREDIT AGREEMENT" shall mean the Credit Agreement dated as of July 23, 1999, among Lodgian Financing Corp., the Borrower, Impac Hotel Group, LLC, Servico Inc., the Affiliate Guarantors party thereto, MSSF, as Administrative Agent, Collateral Agent, Co-Lead Arranger, Joint-Book Manager and Syndication Agent, Lehman Brothers Inc., as Co-Lead Arranger and Joint Book Manager and Lehman Commercial Paper Inc., as Documentation Agent and the several lenders from time to time party thereto and shall include all of the agreements granting security interests and Liens in property and assets of the Borrower and the Guarantors to the Pre-Petition Lenders, including without limitation, security agreements, mortgages and leasehold mortgages, each of which documents was executed and delivered (to the extent party thereto) by the Borrower and the Guarantors prior to the Petition Date, as each may have been amended or modified from time to time.

         "PRE-PETITION INDEBTEDNESS" shall mean all Indebtedness of the Borrower and its Subsidiaries outstanding on the Petition Date.

         "PRE-PETITION LENDERS" shall mean, collectively, those certain lenders to the Borrower and the Guarantors (to the extent party thereto) under the Pre-Petition Credit Agreement, together with any successors or assigns thereof.

         "PRE-PETITION PAYMENT" shall mean a payment (by way of adequate protection or otherwise) of principal or interest or otherwise on account of any pre-petition Indebtedness of, or trade payables of, or other pre-petition claims against, the Borrower or any Guarantor that is the subject of a Case.

         "PRIMED ASSET" shall mean any Specified Asset; provided that the Bankruptcy Court has authorized pursuant to Section 364(d)(i) of the Bankruptcy Code that the Obligations under the Loan Documents be secured by a perfected first priority senior priming Lien on such Specified Asset.

         "PRIMED HOTEL PROPERTY" shall mean, at any time, any Low Leverage Hotel Property that is a Primed Asset.

         "PRIMED LENDER" shall mean the Pre-Petition Lenders and each other creditor that is owed Pre-Petition Indebtedness by a Low Leverage Guarantor that is secured by a valid Lien that existed prior to the Petition Date on a Primed Hotel Property.

         "REDUCTION PERCENTAGE" shall mean (i) with respect to any hotel property other than a Primed Hotel Property, 100% and (ii) with respect to any Primed Hotel Property, the fraction (expressed as a percentage, but not more than 100%) the numerator of which is the Attributed DIP Amount of such Primed Hotel Property and the denominator of which is the Net Cash Proceeds of such Primed Hotel Property.

         "REGISTER" shall have the meaning set forth in section 10.03(d).

         "REORGANIZATION PLAN" shall mean a plan of reorganization in any of the Cases.

         "REQUIRED DIP LENDERS" shall mean, at any time, DIP Lenders holding Loans representing in excess of 50% of the aggregate principal amount of such Loans outstanding or, if no such Loans are outstanding, DIP Lenders having Commitments representing in excess of 50% of the Total Commitment.

         "SCHEDULED PERCENTAGE" shall mean, with respect to any Primed Lender (or any DIP Lender that acquired a Commitment, directly or indirectly, from a Primed Lender), the aggregate of the Attributable DIP Percentages of all Primed Hotel Properties securing such Primed Lender's Pre-Petition Indebtedness.

         "SECURITY AND PLEDGE AGREEMENT" shall have the meaning set forth in
Section 4.01(c).

         "SECTION 506(C) STATUS" shall have the meaning specified in Section 6.10(vi).

         "SINGLE EMPLOYER PLAN" shall mean a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the Borrower or an ERISA Affiliate or (ii) was so maintained and in respect of which the Borrower could have liability under Section 4069 of ERISA in the event such Plan has been or were to be terminated.

         "SPECIFIED ASSETS" shall mean all property of the Borrower and each Low Leverage Guarantor, including without limitation all real property, accounts receivable, rents, contracts, documents, inventory, equipment, general intangibles, instruments, interests in leaseholds, intellectual property, rights under license agreements and the Capital Stock of all Subsidiaries of the Borrower that are Low Leverage Guarantors.

         "STATUTORY RESERVES" shall mean on any date the percentage (expressed as a decimal) established by the Board and any other banking authority that is the then stated maximum rate for all reserves (including but not limited to any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (or any successor category of liabilities under Regulation D issued by the Board, as in effect from time to time). Such reserve percentages shall include, without limitation, those imposed pursuant to said Regulation. The Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in such percentage.

         "SUBSIDIARY" means, with respect to any Person (herein referred to as the "PARENT"), a corporation, partnership, limited liability company or other entity (whether now existing or hereafter organized) of which shares of stock or other ownership interest having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the parent, provided, however, that for all purposes of the Loan Documents, an Existing Joint Venture shall be deemed to be a Subsidiary. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "SUPER-MAJORITY DIP LENDERS" shall have the meaning given such term in
Section 10.10(b).

         "SUPERPRIORITY CLAIM" shall mean a claim against the Borrower or any Guarantor in any of the Cases that is a superpriority administrative expense claim having priority over any or all administrative expenses and other claims of the kind specified in, or otherwise arising or ordered under, any Sections of the Bankruptcy Code (including, without limitation, Sections 105, 326, 328, 330, 331, 503(b), 507(a), 507(b), 546(c)
and/or 726 thereof), whether or not such claim or expenses may become secured by a judgment lien or other non-consensual lien, levy or attachment.

         "TAXES" shall have the meaning given such term in section 2.18.

         "TERMINATION DATE" shall mean the earliest to occur of (i) the Prepayment Date, (ii) the Maturity Date, (iii) the Consummation Date and (iv) the acceleration of the Loans and the termination of the Total Commitment in accordance with the terms hereof.

         "TERMINATION EVENT" shall mean (i) a "reportable event", as such term is described in Section 4043 of ERISA and the regulations issued thereunder (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under Section 4043 of ERISA or such regulations) or an event described in Section 4068 of ERISA excluding events described in Section 4043(c)(9) of ERISA or 29 CFRss.ss.2615.21 or 2615.23, or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in
Section 4001(c) of ERISA, or the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (iii) providing notice of intent to terminate a Plan pursuant to Section 4041(c) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA or (v) any other event or condition (other than the commencement of the Cases and the failure to have made any contribution accrued as of the Petition Date but not paid) that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the imposition of any liability under Title IV of ERISA (other than for the payment of premiums to the PBGC).

         "TOTAL COMMITMENT" shall mean, at any time, the sum of the Commitments at such time.

         "TRANSFEREE" shall have the meaning given such term in Section 2.18.

         "TYPE" when used in respect of any Loan or Borrowing shall refer to the Rate of interest by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "RATE" shall mean the Adjusted LIBOR Rate and the Alternate Base Rate.

         "UNUSED TOTAL COMMITMENT" shall mean, at any time, (i) the Total Commitment less (ii) the sum of (x) the aggregate outstanding principal amount of all Loans and (y) the aggregate Letter of Credit Outstandings.

         "WITHDRAWAL LIABILITY" shall have the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that for purposes of determining compliance with any covenant set forth in Section 6, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in the Borrower's audited financial statements referred to in Section 3.04.

                                   ARTICLE 2
                          AMOUNT AND TERMS OF CREDIT

         SECTION 2.01. Commitment of the DIP Lenders.

         (a) Each DIP Lender severally and not jointly with the other DIP Lenders agrees, upon the terms and subject to the conditions herein set forth (including, without limitation, the provisions of Section 2.02 and Section 2.28), to make revolving credit loans (each a "LOAN" and collectively, the "LOANS") to the Borrower at any time and from time to time during the period commencing on the date hereof and ending on the Termination Date in an aggregate principal amount not to exceed, when added to such DIP Lender's Commitment Percentage of the then aggregate Letter of Credit Outstandings (in excess of the amount of cash then held in the Letter of Credit Account pursuant to Section 2.03(b)), the Commitment of such DIP Lender, which Loans may be repaid and reborrowed in accordance with the provisions of this Agreement.

         (b) Each Borrowing shall be funded by the DIP Lenders pro rata in accordance with their respective Commitments; provided, however, that the failure of any DIP Lender to make any Loan shall not in itself relieve the other DIP Lenders of their obligations to lend.

         SECTION 2.02. Availability of Commitment. At no time shall the sum of the then outstanding aggregate principal amount of the Loans plus the then aggregate Letter of Credit Outstandings (in excess of the amount of cash then held in the Letter of Credit Account pursuant to Section 2.03(b)) exceed the lesser of (i) the Available Commitment and (ii) the Total Commitment, and no Loan shall be made or Letter of Credit issued in violation of the foregoing.

         SECTION 2.03. Letters of Credit.

         (a) Upon the terms and subject to the conditions herein set forth, the Borrower may request a Fronting Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, such Fronting Bank shall issue, for the account of the Borrower or a Guarantor one or more Letters of Credit in support of obligations of the Borrower or such Guarantor that are acceptable to the Agent in its sole discretion; provided that no Letter of Credit shall be issued if after giving effect to such issuance (i) the aggregate Letter of Credit Outstandings shall exceed $5,000,000 or (ii) the aggregate Letter of Credit Outstandings, when added to the aggregate outstanding principal amount of the Loans, would exceed the lesser of (x) the Total Commitment and (y) the Available Commitment; and provided further that no Letter of Credit shall be issued if the Fronting Bank shall have received notice from the Agent or the Required DIP Lenders that the conditions to such issuance have not been met.

         (b) No Letter of Credit shall expire later than the Maturity Date, provided that if any Letter of Credit shall be outstanding on the Termination Date, the Borrower shall, at or prior to the Termination Date, except as the Agent may otherwise agree in writing, (i) cause all Letters of Credit that expire after the Termination Date to be returned to the Fronting Bank undrawn and marked "cancelled" or (ii) if the Borrower is unable to do so in whole or in part, either (x) provide a "back-to-back" letter of credit to one or more Fronting Banks in a form satisfactory to such Fronting Bank and the Agent (in their sole discretion), issued by a bank satisfactory to such Fronting Bank and the Agent (in their sole discretion), in an amount equal to the greater of (I) an amount, as determined by the Fronting Bank and the Agent, equal to the face amount of all outstanding Letters of Credit plus the sum of all projected contractual obligations to the Agent, the Fronting Bank and the DIP Lenders of the Borrower or Guarantor thereunder through the expiration date(s) of such Letters of Credit, and (II) 105% of the then undrawn stated amount of all outstanding Letters of Credit issued by such Fronting Banks and/or (y) deposit cash in the Letter of Credit Account in an amount equal to the greater of (I) an amount, as determined by the Fronting Bank and the Agent, equal to the face amount of all outstanding Letters of Credit plus the sum of all projected contractual obligations to the Agent, the Fronting Bank and the DIP Lenders of the Borrower or Guarantor thereunder and (II) 105% of the then undrawn stated amount of all outstanding Letters of Credit as collateral security for the Borrower's reimbursement obligations in connection therewith, such cash to be remitted to the Borrower upon the expiration, cancellation or other termination or satisfaction of such reimbursement obligations.

         (c) The Borrower shall pay to each Fronting Bank, in addition to such other fees and charges as are specifically provided for in Section 2.21 hereof, such fees and charges in connection with the issuance and processing of the Letter of Credit issued by such Fronting Bank as are customarily imposed by such Fronting Bank from time to time in connection with letter of credit transactions.

         (d) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrower in Dollars not later than the first Business Day following the date of draw and shall bear interest from the date of draw until the first Business Day following the date of draw at a rate per annum equal to the Alternate Base Rate plus 2.50% and thereafter until reimbursed in full at a rate per annum equal to the Alternate Base Rate plus 4.50% (computed on the basis of the actual number of days elapsed over a year of 360 days). The Borrower shall effect such reimbursement (x) if such draw occurs prior to the Termination Date (or the earlier date of termination of the Total Commitment), in cash or through a Borrowing without the satisfaction of the conditions precedent set forth in Section 4.02 or (y) if such draw occurs on or after the Termination Date (or the earlier date of termination of the Total Commitment), in cash. Each DIP Lender agrees to make the Loans described in clause (x) of the preceding sentence notwithstanding a failure to satisfy the applicable lending conditions thereto or the provisions of Sections 2.02 or 2.28.

         (e) Immediately upon the issuance of any Letter of Credit by any Fronting Bank, such Fronting Bank shall be deemed to have sold to each DIP Lender other than such Fronting Bank and each such other DIP Lender shall be deemed unconditionally and irrevocably to have purchased from such Fronting Bank, without recourse or warranty, an undivided interest and participation, to the extent of such DIP Lender's Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrower and the Guarantors under this Agreement with respect thereto. Upon any change in the Commitments pursuant to Section 10.03, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Commitment Percentages of the assigning and assignee DIP Lenders. Any action taken or omitted by a Fronting Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Fronting Bank any resulting liability to any other DIP Lender.

         (f) In the event that a Fronting Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Fronting Bank pursuant to this Section, the Fronting Bank shall promptly notify the Agent, which shall promptly notify each DIP Lender of such failure, and each DIP Lender shall promptly and unconditionally pay to the Agent for the account of the Fronting Bank the amount of such DIP Lender's Commitment Percentage of such unreimbursed payment in Dollars and in same day funds. If the Fronting Bank so notifies the Agent, and the Agent so notifies the DIP Lenders prior to 11:00 a.m. (New York City time) on any Business Day, each of such DIP Lenders shall make available to the Fronting Bank such DIP Lender's Commitment Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such DIP Lender shall not have so made its Commitment Percentage of the amount of such payment available to the Fronting Bank, such DIP Lender agrees to pay to such Fronting Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent for the account of such Fronting Bank at the Federal Funds Effective Rate. The failure of any DIP Lender to make available to the Fronting Bank its Commitment Percentage of any payment under any Letter of Credit shall not relieve any other DIP Lender of its obligation hereunder to make available to the Fronting Bank its Commitment Percentage of any payment under any Letter of Credit on the date required, as specified above, but no DIP Lender shall be responsible for the failure of any other DIP Lender to make available to such Fronting Bank such other DIP Lender's Commitment Percentage of any such payment. Whenever a Fronting Bank receives a payment of a reimbursement obligation as to which it has received any payments from the DIP Lenders pursuant to this paragraph, such Fronting Bank shall pay to each DIP Lender which has paid its Commitment Percentage thereof, in Dollars and in same day funds, an amount equal to such DIP Lender's Commitment Percentage thereof.

         SECTION 2.04. Issuance. Whenever the Borrower desires a Fronting Bank to issue a Letter of Credit, it shall give to such Fronting Bank and the Agent at least two Business Days' prior written (including telegraphic, telex, facsimile or cable communication) notice (or such shorter period as may be agreed upon by the Agent, the Borrower and the Fronting Bank) specifying the date on which the proposed Letter of Credit is to be issued (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the conditions for the drawing thereof, the expiration date of such Letter of Credit and the name and address of the beneficiary thereof.

         SECTION 2.05. Nature of Letter of Credit Obligations Absolute. The obligations of the Borrower to reimburse the DIP Lenders for drawings made under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right that the Borrower or any Guarantor may have at any time against a beneficiary of any Letter of Credit or against any of the DIP Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by a Fronting Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, that is similar to any of the foregoing; or (vi) the fact that any Event of Default shall have occurred and be continuing. None of the Agent, the DIP Lenders, the Fronting Bank and their respective affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Fronting Bank; provided that the foregoing shall not excuse the Fronting Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Fronting Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. Without limiting the generality of the foregoing, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Fronting Bank may, in its sole discretion, either (A) accept and make payment upon such documents without responsibility for further investigation, regardless of any notice of information to the contrary, or (B) refuse to accept and make payment upon such documents if such documents do not strictly comply with the terms of such Letter of Credit.

         SECTION 2.06. Making of Loans.

         (a) Except as contemplated by Section 2.11, Loans shall be either ABR Loans or Eurodollar Loans as the Borrower may request subject to and in accordance with this Section, provided that all Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Subject to Section 2.18, DIP Lender may fulfill its Commitment with respect to any Eurodollar Loan or ABR Loan by causing any lending office of such DIP Lender to make such Loan; provided that any such use of a lending office shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Subject to the other provisions of this Section and the provisions of Section 2.12, Borrowings of Loans of more than one Type may be incurred at the same time, provided that no more than five
(5) Borrowings of Eurodollar Loans may be outstanding at any time.

         (b) The Borrower shall give the Agent prior notice of each Borrowing hereunder of at least three (3) Business Days for Eurodollar Loans and one (1) Business Day for ABR Loans; such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall not be less than $1,000,000 or an integral multiple of $500,000 in excess thereof in the case of Eurodollar Loans and not less than $500,000 or an integral multiple of $100,000 in excess thereof in the case of ABR Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice, to be effective, must be received by the Agent not later than 12:00 noon, New York City time, on the third Business Day in the case of Eurodollar Loans and the first Business Day in the case of ABR Loans, preceding the date on which such Borrowing is to be made except as provided in the last sentence of this Section 2.06(b). Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of ABR Loans or Eurodollar Loans. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of ABR Loans. The Agent shall promptly notify each DIP Lender of its proportionate share of such Borrowing, the date of such

Borrowing, the Type of Borrowing or Loans being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each DIP Lender shall make its share of the Borrowing available at the office of the Agent, no later than 12:00 noon, New York City time, in immediately available funds. Upon receipt of the funds made available by the DIP Lenders to fund any borrowing hereunder, the Agent shall disburse such funds in the manner specified in the notice of borrowing delivered by the Borrower.

         SECTION 2.07. Repayment of Loans; Evidence of Debt.

         (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each DIP Lender the then unpaid principal amount of each Loan on the Termination Date.

         (b) Each DIP Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such DIP Lender resulting from each Loan made by such DIP Lender, including the amounts of principal and interest payable and paid to such DIP Lender from time to time hereunder.

         (c)      The Agent shall maintain accounts in which it shall record
(i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each DIP Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the DIP Lenders and each DIP Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any DIP Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

         (e) Any DIP Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such DIP Lender a promissory note payable to the order of such DIP Lender (or, if requested by such DIP Lender, to such DIP Lender and its registered assigns) in the form attached hereto as Exhibit B. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.03) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         SECTION 2.08. Interest on Loans.

         (a) Subject to the provisions of Section 2.09, each ABR Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Alternate Base Rate plus 2.50%.

         (b) Subject to the provisions of Section 2.09, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBOR Rate for such Interest Period in effect for such Borrowing plus 3.50%.

         (c) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise), after such maturity on demand and (with respect to Eurodollar Loans) upon any repayment or prepayment thereof (on the amount prepaid).

         SECTION 2.09. Default Interest. If the Borrower or any Guarantor, as the case may be, shall default in the payment of the principal of or interest on any Loan or in the payment of any other amount becoming due hereunder (including, without limitation, the reimbursement pursuant to Section 2.03(d) of any draft drawn under a Letter of Credit), whether at stated maturity, by acceleration or otherwise, the Borrower or such Guarantor, as the case may be, shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to (x) in the case of Borrowings consisting of Eurodollar Loans, the Adjusted LIBOR Rate in effect for such Borrowing plus 5.50% and (y) in the case of all other amounts, the Alternate Base Rate plus 4.50%.

         SECTION 2.10. Optional Termination or Reduction of Commitment. Upon at least one Business Days' prior written notice to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Unused Total Commitment. Each such reduction of the Commitments shall be in the principal amount of $1,000,000 or any integral multiple of $500,000 in excess thereof. Simultaneously with each reduction or termination of the Unused Total Commitment, the Borrower shall pay to the Agent for the account of each DIP Lender the Commitment Fee accrued on the amount of the Commitment of such DIP Lender so terminated or reduced through the date thereof. Any reduction or termination, as applicable, of the Unused Total Commitment pursuant to this Section shall be deemed to be a reduction or termination of the Total Commitment and shall be applied pro rata to reduce the Commitment of each DIP Lender.

         SECTION 2.11. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that reasonable means do not exist for ascertaining the applicable Adjusted LIBOR Rate, the Agent shall, as soon as practicable thereafter, give written or telegraphic notice of such determination to the Borrower and the DIP Lenders, and any request by the Borrower for a Borrowing of Eurodollar Loans (including pursuant to a refinancing with Eurodollar Loans) pursuant to Section 2.06 or 2.12 shall be deemed a request for a Borrowing of ABR Loans. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request for a Borrowing of Eurodollar Loans shall be deemed to be a request for a Borrowing of ABR Loans.

         SECTION 2.12. Refinancing of Loans. The Borrower shall have the right, at any time, on three Business Days' prior irrevocable notice to the Agent (which notice, to be effective, must be received by the Agent not later than 1:00 p.m., New York City time, on the third Business Day preceding the date of any refinancing), (x) to refinance (without the satisfaction of the conditions set forth in Section 4 as a condition to such refinancing) any outstanding Borrowing or Borrowings of Loans of one Type (or a portion thereof) with a Borrowing of Loans of the other Type or (y) to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period, subject to the following:

                  (a) as a condition to the refinancing of ABR Loans with Eurodollar Loans and to the continuation of Eurodollar Loans for an additional Interest Period, no Event of Default shall have occurred and be continuing at the time of such refinancing;

                  (b) if less than a full Borrowing of Loans shall be refinanced, such refinancing shall be made pro rata among the DIP Lenders in accordance with the respective principal amounts of the Loans comprising such Borrowing held by the DIP Lenders immediately prior to such refinancing;

                  (c) the aggregate principal amount of Loans being refinanced shall be at least $1,000,000, provided that no partial refinancing of a Borrowing of Eurodollar Loans shall result in the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $1,000,000 in aggregate principal amount;

                  (d) each DIP Lender shall effect each refinancing by applying the proceeds of its new Eurodollar Loan or ABR Loan, as the case may be, to its Loan being refinanced;

                  (e) the Interest Period with respect to a Borrowing of Eurodollar Loans effected by a refinancing or in respect to the Borrowing of Eurodollar Loans being continued as Eurodollar Loans shall commence on the date of refinancing or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

                  (f) a Borrowing of Eurodollar Loans may be refinanced only on the last day of an Interest Period applicable thereto; and

                  (g) each request for a refinancing with a Borrowing of Eurodollar Loans that fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month.

In the event that the Borrower shall not give notice to refinance any Borrowing of Eurodollar Loans, or to continue such Borrowing as Eurodollar Loans, or shall not be entitled to refinance or continue such Borrowing as Eurodollar Loans, in each case as provided above, such Borrowing shall automatically be refinanced with a Borrowing of ABR Loans at the expiration of the then-current Interest Period. The Agent shall, after it receives notice from the Borrower, promptly give each DIP Lender notice of any refinancing, in whole or part, of any Loan made by such DIP Lender.

         SECTION 2.13. Mandatory Prepayment, Commitment Reduction and Termination; Cash Collateral.

         (a) On the date on which the Borrower or any of the Guarantors receives any Net Proceeds of a sale, lease, transfer or other disposition of assets of the Borrower, a Guarantor or any other Affiliate of the Borrower that are subject to Liens in favor of the Agent, the Total Commitment shall be reduced by an amount equal to the Reduction Percentage of the amount of such Net Proceeds; provided that if the Reduction Percentage of the Net Proceeds are less than $1,000,000 such reduction shall be made upon receipt of Net Proceeds such that, together with all other such amounts not previously applied, aggregate Net Proceeds required to be applied and not so applied are equal to at least $1,000,000.

         (b) If at any time the aggregate principal amount of the outstanding Loans plus the aggregate Letter of Credit Outstandings exceeds the lesser of (x) the Total Commitment and (y) the Available Commitment (after giving effect to any reduction to the Total Commitment pursuant to paragraph
(a) of this Section), the Borrower will, within one Business Day,

                           (i) prepay the Loans in an amount necessary to cause
                  the aggregate principal amount of the outstanding Loans plus the aggregate Letter of Credit Outstandings to be equal to or less than the lesser of (x) the Total Commitment and (y) the Available Commitment, and

                           (ii) if, after giving effect to the prepayment in
                  full of the Loans, the aggregate Letter of Credit Outstandings in excess of the amount of cash held in the Letter of Credit Account exceeds the lesser of (x) the Total Commitment and (y) the Available Commitment, deposit into the Letter of Credit Account an amount equal to 105% of the amount by which the aggregate Letter of Credit Outstandings in excess of the amount of cash held in the Letter of Credit Account so exceeds the lesser of (x) the Total Commitment or (y) the Available Commitment.

         (c) Upon the Termination Date, the Total Commitment shall be terminated in full and the Borrower shall pay the Loans in full and, except as the Agent may otherwise agree in writing, if any Letter of Credit remains outstanding, comply with Section 2.03(b).

         (d) The Borrower shall notify the Agent by telephone (confirmed by telecopy) of any prepayment or reduction under this Section not later than 12:30 p.m., New York City time, three Business Days (or as soon as practicable if it is not practicable to provide three Business Days notice) before the date of prepayment or reduction, as the case may be (or, solely if such prepayment will be a prepayment of ABR Loans only, no later than 12:30 p.m., New York City time, on the date of such prepayment). Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid (which may be the Borrower's then best estimate thereof if due to the nature of the transaction giving rise to such prepayment or reduction, the amount or date thereof cannot be determined with certainty). Promptly following receipt of any such notice, the Agent shall advise the affected DIP Lenders of the contents thereof.

         SECTION 2.14. Optional Prepayment of Loans; Reimbursement of DIP
Lenders.

         (a) The Borrower shall have the right at any time and from time to time to prepay any Loans, in whole or in part, (x) with respect to Eurodollar Loans, upon at least three Business Days' prior written, telex or facsimile notice to the Agent and (y) with respect to ABR Loans on the same Business Day if written, telex or facsimile notice is received by the Agent prior to 1:00 p.m., New York City time, and thereafter upon at least one Business Day's prior written, telex or facsimile notice to the Agent; provided, however, that (i) each such partial prepayment shall be in integral multiples of $100,000 and, in any event not less than $500,000 and (ii) no prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.14(a) other than on the last day of an Interest Period applicable thereto unless such prepayment is accompanied by the payment of the amounts described in clause (i) of the first sentence of Section 2.14(b), and (iii) no partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $1,000,000. Each notice of prepayment shall specify the prepayment date, the principal amount of the Loans to be prepaid and in the case of Eurodollar Loans, the Borrowing or Borrowings pursuant to which made, shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. The Agent shall, promptly after receiving notice from the Borrower hereunder, notify each DIP Lender of the principal amount of the Loans held by such DIP Lender that are to be prepaid, the prepayment date and the manner of application of the prepayment.

         (b) The Borrower shall reimburse each DIP Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, refinancing with ABR Loans) of any Eurodollar Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan (including, without limitation, any such prepayment in connection with the syndication of the credit facility evidenced by this Agreement) or (ii) in the event that after the Borrower delivers a notice of borrowing under Section 2.06 in respect of Eurodollar Loans, such Loans are not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than a breach by such DIP Lender of its obligations hereunder. Such loss shall be the amount as reasonably determined by such DIP Lender as the excess, if any, of (A) the amount of interest which would have accrued to such DIP Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBOR Rate for such Loan (excluding loss of anticipated profits or margin), for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing with ABR Loans other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan, or (y) in the case of such failure to borrow, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such DIP Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market. Each DIP Lender shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such DIP Lender.

         (c) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.14(a), the Borrower on demand by any DIP Lender shall pay to the Agent for the account of such DIP Lender any amounts required to compensate such DIP Lender for any loss incurred by such DIP Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such DIP Lender to fulfill deposit obligations incurred in anticipation of such prepayment, but without duplication of any amounts paid under Section 2.14(b). Each DIP Lender shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such DIP Lender.

         (d) Any partial prepayment of the Loans by the Borrower pursuant to Sections 2.13 or 2.14 shall be applied as specified by the Borrower or, in the absence of such specification, as determined by the Agent, and shall be applied to repay ratably the Loan of the several DIP Lenders included within such Borrowing or Borrowings, provided that, in the event such a partial prepayment is applied as determined by the Agent (in the absence of a specification by the Borrower), no Eurodollar Loans shall be prepaid pursuant to Section 2.13 to the extent that such Loan has an Interest Period ending after the required date of prepayment unless and until all outstanding ABR Loans and Eurodollar Loans with Interest Periods ending on such date have been repaid in full.

         SECTION 2.15. Reserve Requirements; Change in Circumstances.

         (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any DIP Lender of the principal of or interest on any Eurodollar Loan made by such DIP Lender or any fees or other amounts payable hereunder (other than changes in respect of Taxes, Other Taxes and taxes imposed on, or measured by, the net income or overall gross receipts or franchise taxes of such DIP Lender by the jurisdiction in which such DIP Lender has its principal office or in which the applicable lending office for such Eurodollar Loan is located or by any political subdivision or taxing authority therein, or by any other jurisdiction or by any political subdivision or taxing authority therein other than a jurisdiction in which such DIP Lender would not be subject to tax but for the execution and performance of this Agreement), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such DIP Lender (except any such reserve requirement that is reflected in the Adjusted LIBOR Rate) or shall impose on such DIP Lender or the London interbank market any other condition affecting this Agreement or the Eurodollar Loans made by such DIP Lender, and the result of any of the foregoing shall be to increase the cost to such DIP Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such DIP Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such DIP Lender to be material, then the Borrower will pay to such DIP Lender in accordance with paragraph (c) below such additional amount or amounts as will compensate such DIP Lender for such additional costs incurred or reduction suffered.

         (b) If any DIP Lender shall have determined that the adoption or effectiveness after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation of administration thereof, or compliance by any DIP Lender (or any lending office of such DIP Lender) or any DIP Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such DIP Lender's capital or on the capital of such DIP Lender's holding company, if any, as a consequence of this Agreement, the Loans made by such DIP Lender pursuant hereto, such DIP Lender's Commitment hereunder or the issuance of, or participation in, any Letter of Credit by such DIP Lender to a level below that which such DIP Lender or such DIP Lender's holding company could have achieved but for such adoption, change or compliance (taking into account DIP Lender's policies and the policies of such DIP Lender's holding company with respect to capital adequacy) by an amount deemed by such DIP Lender to be material, then from time to time the Borrower shall pay to such DIP Lender such additional amount or amounts as will compensate such DIP Lender or such DIP Lender's holding company for any such reduction suffered.

         (c) A certificate of each DIP Lender setting forth such amount or amounts as shall be necessary to compensate such DIP Lender or its holding company as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each DIP Lender the amount shown as due on any such certificate delivered to it within 10 days after its receipt of the same. Any DIP Lender receiving any such payment shall promptly make a refund thereof to the Borrower if the law, regulation, guideline or change in circumstances giving rise to such payment is subsequently deemed or held to be invalid or inapplicable.

         (d) Failure on the part of any DIP Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such DIP Lender's right to demand compensation with respect to such period or any other period. The protection of this Section shall be available to each DIP Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

         SECTION 2.16. Change in Legality.

         (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any change after the date of this Agreement in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof shall make it unlawful for a DIP Lender to make or maintain a Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan or (y) at any time any DIP Lender determines that the making or continuance of any of its Eurodollar Loans has become impracticable as a result of a contingency occurring after the date hereof that adversely affect the London interbank market or the position of such DIP Lender in such market, then, by written notice to the Borrower, such DIP Lender may (i) declare that Eurodollar Loans will not thereafter be made by such DIP Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such DIP Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any DIP Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such DIP Lender or the converted Eurodollar Loans of such DIP Lender shall instead be applied to repay the ABR Loans made by such DIP Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

         (b) For purposes of this Section 2.16, a notice to the Borrower by any DIP Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any Eurodollar Loans shall then be outstanding, on the last day of the then-current Interest Period; otherwise, such notice shall be effective on the date of receipt by the Borrower.

         SECTION 2.17. Pro Rata Treatment, Etc. All payments and repayments of principal and interest in respect of the Loans (except as provided in Sections
2.15 and 2.16) shall be made pro rata among the DIP Lenders in accordance with the then outstanding principal amount of the Loans and/or participations in Letter of Credit Outstandings and all outstanding undrawn Letters of Credit (and the unreimbursed amount of drawn Letters of Credit) hereunder and all payments of Commitment Fees and Letter of Credit Fees (other than those payable to a Fronting Bank) shall be made pro rata among the DIP Lenders in accordance with their Commitments. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid in full or converted to a Loan of a different Type.

         SECTION 2.18. Taxes.

         (a) Any and all payments by the Borrower or any Guarantor hereunder shall be made free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on or measured by the net income or overall gross receipts of the Agent or any DIP Lender (or, as contemplated by Section 10.03 hereof, any transferee or assignee thereof, including a participation holder (any such entity being called a "TRANSFEREE")) and franchise taxes imposed on the Agent or any DIP Lender (or Transferee) by the United States or any jurisdiction under the laws of which the Agent or any DIP Lender (or Transferee) is organized or in which the applicable lending office of any such DIP Lender (or Transferee) or applicable office of the Agent is located or any political subdivision thereof or by any other jurisdiction or by any political subdivision or taxing authority therein other than a jurisdiction in which the Agent or such DIP Lender would not be subject to tax but for the execution and performance of this Agreement and (ii) taxes, levies, imposts, deductions, charges or withholdings ("AMOUNTS") with respect to payments hereunder to a DIP Lender (or Transferee) or the Agent in accordance with laws in effect on the later of the date of this Agreement and the date such DIP Lender (or Transferee) or the Agent becomes a DIP Lender (or Transferee or Agent, as the case may be), but not excluding, with respect to such DIP Lender (or Transferee) or the Agent, any increase in such Amounts solely as a result of any change in such laws occurring after such later date or any Amounts that would not have been imposed but for actions (other than actions contemplated by this Agreement) taken by the Borrower after such later date (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower or any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the DIP Lenders (or any Transferee) or the Agent, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such DIP Lender (or Transferee) or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

         (b) In addition, the Borrower agrees to pay any current or future stamp or documentary taxes or any other excise or property taxes, charges, assessments or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

         (c) The Borrower will indemnify each DIP Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes paid by such DIP Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any DIP Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor. If a DIP Lender (or Transferee) or the Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section, it shall promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any DIP Lender (or Transferee) or the Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section, it shall promptly notify the Borrower of such refund and shall, within 30 days after receipt of a request by the Borrower (or promptly upon receipt, if the Borrower has requested application for such refund pursuant hereto), repay such refund to the Borrower (to the extent of amounts that have been paid by the Borrower under this Section with respect to such refund plus interest that is received by the DIP Lender (or Transferee) or the Agent as part of the refund), net of all out-of-pocket expenses of such DIP Lender (or Transferee) or the Agent and without additional interest thereon; provided that the Borrower, upon the request of such DIP Lender (or Transferee) or the Agent, agrees to return such refund (plus penalties, interest or other charges) to such DIP Lender (or Transferee) or the Agent in the event such DIP Lender (or Transferee) or the Agent is required to repay such refund. Nothing contained in this subsection (c) shall require any DIP Lender (or Transferee) or the Agent to make available any of its tax returns (or any other information relating to its taxes that it deems to be confidential).

         (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any DIP Lender (or Transferee) or the Agent, the Borrower will furnish to the Agent, at its address referred to on the signature pages hereof, the original or a certified copy of a receipt evidencing payment thereof (or, if such a receipt is not available, other written documentation reasonably satisfactory to the Agent).

         (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive the payment in full of the principal of and interest on all Loans made hereunder.

         (f) Each DIP Lender (or Transferee) that is organized under the laws of a jurisdiction outside the United States shall, if legally able to do so, prior to the immediately following due date of any payment by the Borrower hereunder, deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form W-8INY, Form W-8ECI or Form W-8BEN or any subsequent version thereof or successors thereto, properly completed and duly executed by such DIP Lender (or Transferee) establishing that such payment is (i) not subject to United States Federal withholding tax under the Code because such payment is effectively connected with the conduct by such DIP Lender (or Transferee) of a trade or business in the United States or (ii) totally exempt from United States Federal withholding tax or subject to a reduced rate of such tax under a provision of an applicable tax treaty. Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that such payments hereunder or are not subject to United States Federal withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Agent shall withhold taxes from such payments at the applicable statutory rate.

         (g) The Borrower shall not be required to pay any additional amounts to any DIP Lender (or Transferee) in respect of United States Federal withholding tax pursuant to subsection (a) above if the obligation to pay such additional amounts would not have arisen but for a failure by such DIP Lender (or Transferee) to comply with the provisions of subsection (f) above.

         (h) Any DIP Lender (or Transferee) claiming any additional amounts payable pursuant to Section 2.15 or this Section 2.18 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such DIP Lender, be otherwise materially disadvantageous to such DIP Lender (or Transferee) or the Agent.

         SECTION 2.19. Certain Fees. (a) Upfront Fee. The Borrower agrees to pay to the Agent for the ratable benefit of the DIP Lenders an upfront fee (the "UPFRONT FEE") equal to 2% of the Available Commitment payable in installments as follows:

                  (i) on the Closing Date, the Borrower shall pay 2% of the amount of the Available Commitment on the Closing Date (that is, $200,000 or 2% of $10,000,000);

                  (ii) on the date of the Final Order, the Borrower shall pay 2% of the amount of the Available Commitment (determined without giving effect to any reduction in the Available Commitment as a consequence of clause (y)(ii) of the definition of Available Commitment) in excess of $10,000,000; and

                  (iii) on each date after the date of the Final Order on which the Available Commitment increases, the Borrower shall pay 2% of the amount of such increase.

         (b) Agent's Fee. The Borrower acknowledges its agreement to pay to the Agent, for the Agent's own account, an administrative agency fee at the times and in the amounts heretofore agreed between the Borrower and the Agent.

         SECTION 2.20. Commitment Fee. The Borrower shall pay to the DIP Lenders a commitment fee (the "COMMITMENT FEE") for the period commencing on the date hereof to the Termination Date or the earlier date of termination of the Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of 0.75% per annum on the average daily Unused Total Commitment. Such Commitment Fee, to the extent then accrued, shall be payable (x) monthly, in arrears, on the last calendar day of each month, (y) on the Termination Date and (z) as provided in Section 2.10 hereof, upon any reduction or termination in whole or in part of the Total Commitment.

         SECTION 2.21. Letter of Credit Fees. The Borrower shall pay with respect to each Letter of Credit (i) to the Agent on behalf of the DIP Lenders a fee calculated (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of (x) 2.50% per annum on the undrawn stated amount thereof and (ii) to the Fronting Bank such Fronting Bank's customary fees for issuance, amendments and processing referred to in Section 2.03. In addition, the Borrower agrees to pay each Fronting Bank for its account a fronting fee in respect of each Letter of Credit issued by such Fronting Bank, for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit, computed at a rate, and payable at times, to be determined by such Fronting Bank, the Borrower and the Agent. Accrued fees described in clause (i) of the first sentence of this paragraph in respect of each Letter of Credit shall be due and payable monthly in arrears on the last calendar day of each month and on the Termination Date, or such earlier date as the Total Commitment is terminated. Accrued fees described in clause (ii) of the first sentence of this paragraph in respect of each Letter of Credit shall be payable at times to be determined by the Fronting Bank, the Borrower and the Agent.

         SECTION 2.22. Nature of Fees. All Fees shall be paid on the dates due, in immediately available funds, to the Agent for the respective accounts of the Agent, the Fronting Bank and the DIP Lenders, as provided herein and in the letter described in Section 2.19. Once paid, none of the Fees shall be refundable under any circumstances.

         SECTION 2.23. Priority and Liens.

         (a) The Borrower and each of the Guarantors hereby covenants, represents and warrants that, upon entry of the Interim Order, the Obligations of the Borrower and each of the Guarantors that is the subject of a Case hereunder and under the Loan Documents and in respect of Indebtedness permitted by Section 6.03(a)(iv):

                  (i) pursuant to Section 364(c)(1) of the Bankruptcy Code, shall at all times constitute an allowed Superpriority Claim;

                  (ii) pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on all cash maintained in the Letter of Credit Account and any investments of the funds contained therein;

                  (iii) pursuant to Section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected Lien upon all property of the Borrower and the Guarantors that are subject to the Cases (other than Primed Assets, as to which the Lien in favor of the Agent and the DIP Lenders will be as described in clause (iv) of this sentence) that is subject to valid and perfected liens in existence on the Petition Date or in existence on the Petition Date that are perfected subsequent to the Petition Date as permitted by Section 546(b) of the Bankruptcy Code Liens or granted after the Petition Date to provide adequate protection or that are Permitted Liens, which perfected Lien shall be junior to such valid and perfected Liens and junior to Liens securing certain intercompany advances as provided in the Orders; provided that such Lien need not apply to the property of Impac Hotels II, L.L.C. or Impac Hotels III, L.L.C. prior to the Final Order being entered; and

                  (iv) pursuant to Section 364(d)(1) of the Bankruptcy Code, shall be secured by a perfected first priority, senior priming Lien on all Primed Assets, subject only to (x) in the event of the occurrence and during the continuance of an Event of Default or an event that would constitute an Event of Default with the giving of notice or lapse of time or both, the payment of allowed and unpaid professional fees and disbursements incurred by the Borrower, the Guarantors and any statutory committees appointed in the Cases in an aggregate amount not in excess of $1.5 million and (y) the payment of unpaid fees pursuant to 28 U.S.C.ss.

         1930 and to the Clerk of the Bankruptcy Court (collectively, the "CARVE-OUT"), provided that amounts in the Letter of Credit Account and any investment of the funds contained therein shall not be subject to the Carve-Out, and provided further, that, except as otherwise provided in the Orders, no portion of the Carve-Out shall be utilized for the payment of professional fees and disbursements incurred in connection with any investigation of or challenge to the amount, extent, priority, validity, perfection or enforcement of the indebtedness of the Borrower and the Guarantors owing to the Pre-Petition Lenders or to the collateral securing such indebtedness, and provided further that, except as otherwise provided in Orders, as to proceeds of causes of action to recover preferences, fraudulent transfers or other avoidance claims under chapter 5 of the Bankruptcy Code, the Agent and the DIP Lenders shall have been granted an administrative claim pursuant to
         Section 503(b) of the Bankruptcy Code. The Superpriority Claims shall at all times be senior to the rights of the Borrower, the Guarantors, any chapter 11 trustee and, subject to section 726 of the Bankruptcy Code, any chapter 7 trustee, or any other creditor (including, without limitation, post-petition vendors and other post-petition creditors) in the Cases or any subsequent proceedings under the Bankruptcy Code, including, without limitation, any chapter 7 cases if any of the Borrower's or the Guarantors' Cases are converted to cases under chapter 7 of the Bankruptcy Code, subject only to the Carve-Out. The DIP Lenders agree that so long as no Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default shall have occurred, the Borrower and the Guarantors shall be permitted to pay compensation and reimbursement of expenses incurred in the ordinary course of business, or professional fees allowed and payable under 11 U.S.C.ss.330 and 11 U.S.C.ss.331 or otherwise permitted to be paid by Court order, as the same may be due and payable, and any compensation and expenses previously paid, or accrued but unpaid, prior to the occurrence of such Event of Default shall not reduce the Carve-Out.

         (b) As to all real property the title to which is held by the Borrower or any of the Guarantors, or the possession of which is held by the Borrower or any of the Guarantors pursuant to leasehold interest, the Borrower and each such Guarantor hereby assigns and conveys as security, grants a security interest in, hypothecates, mortgages, pledges and sets over unto the Agent on behalf of the DIP Lenders all of the right, title and interest of the Borrower and such Guarantor in all of such owned real property and in all such leasehold interests, together in each case with all of the right, title and interest of the Borrower and such Guarantor in and to all buildings, improvements, and fixtures related thereto, any lease or sublease thereof, all general intangibles relating thereto and all proceeds thereof. The Borrower and each Guarantor that is a subject of a Case acknowledges that, pursuant to the Orders, the Liens in favor of the Agent on behalf of the DIP Lenders in all of such real property and leasehold instruments shall be perfected without the recordation of any instruments of mortgage or assignment. The Borrower and each Guarantor further agree that, promptly upon the request of the Agent, the Borrower and such Guarantor shall enter into separate fee and leasehold mortgages in recordable form with respect to such properties on terms satisfactory to the Agent and take all steps necessary to record and perfect such mortgages and real property liens under applicable non-bankruptcy law. The provisions of this Section shall not become effective with respect to Impac Hotels II, L.L.C. and Impac Hotels III, L.L.C. (and their respective assets) until the date of the Final Order.

         SECTION 2.24. Right of Set-off. Subject to the provisions of Section 7.01, upon the occurrence and during the continuance of any Event of Default, the Agent and each DIP Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law and without further order of or application to the Bankruptcy Court, but without prejudice to valid and pre-existing Liens and claims of other creditors, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent and each such DIP Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the obligations of such Borrower or Guarantor then due and owing under the Loan Documents, irrespective of whether or not such DIP Lender shall have made any demand under any Loan Document. Each DIP Lender and the Agent agrees promptly to notify the Borrower and the Guarantors after any such set-off and application made by such DIP Lender or by the Agent, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each DIP Lender and the Agent under this Section are in addition to other rights and remedies that such DIP Lender and the Agent may have upon the occurrence and during the continuance of any Event of Default.

         SECTION 2.25. Security Interest in Letter of Credit Account. The Borrower and the Guarantors hereby assign and pledge to the Agent, for its benefit and for the ratable benefit of the DIP Lenders, and hereby grant to the Agent, for its benefit and for the ratable benefit of the DIP Lenders, a first priority security interest, senior to all other Liens, if any, in all of the Borrower's and the Guarantors' right, title and interest in and to the Letter of Credit Account and direct investment of the funds contained therein. Cash held in the Letter of Credit Account shall not be available for use by the Borrower, whether pursuant to Section 363 of the Bankruptcy Code or otherwise. The provisions of this Section shall not become effective with respect to Impac Hotels II, L.L.C. and Impac Hotels III, L.L.C. (and their respective assets) until the date of the Final Order.

         SECTION 2.26. Payment of Obligations. Subject to the provisions of
Section 7.01, upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement or any of the other Loan Documents of the Borrower and the Guarantors, the DIP Lenders shall be entitled to immediate payment of such Obligations, and to exercise foreclosure and other remedies under the Loan Documents, without further application to or order of the Bankruptcy Court.

         SECTION 2.27. No Discharge; Survival of Claims. Each of the Borrower and the Guarantors agrees that (i) its obligations hereunder shall not be discharged by the entry of an order confirming any Plan of Reorganization (and each of the Borrower and the Guarantors, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (ii) the Superpriority Claim granted to the Agent and the DIP Lenders pursuant to the Order and described in Section 2.23 and the Liens granted to the Agent pursuant to the Order and described in Sections 2.23 and 2.25 shall not be affected in any manner by the entry of an order confirming any Plan of Reorganization.

         SECTION 2.28. Use of Cash Collateral. Notwithstanding anything to the contrary contained herein, the Borrower shall not be permitted (i) to request a Borrowing under Section 2.06 or request the issuance of a Letter of Credit under
Section 2.04 unless the Bankruptcy Court shall have entered the Interim Order or
(ii) to request a Borrowing under Section 2.06 unless the Borrower and the Guarantors shall at that time have the use of all cash collateral subject to the Orders for the purposes described in Section 3.10.

         SECTION 2.29. General Provisions as to Payments. The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 noon (New York City time) on the date when due in Federal or other funds immediately available in New York City, without set-off or counterclaim, to the DIP Lenders at their addresses referred to in
Section 10.01. Whenever any payment of principal of, or interest on, the Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the DIP Lenders to make Loans and issue and/or participate in Letters of Credit hereunder, the Borrower and each of the Guarantors jointly and severally represent and warrant as follows:

         SECTION 3.01. Organization and Authority. Each of the Borrower and the Guarantors (i) is duly organized and validly existing under the laws of the State of its incorporation or formation, (ii) is duly qualified as a foreign corporation (or other entity) and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole, (iii) subject to the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable) has the requisite corporate power and authority to effect the transactions contemplated hereby, and by the other Loan Documents to which it is a party and
(iv) subject to the entry by the

Bankruptcy Court of the Interim Order (or the Final Order, when applicable) has all requisite corporate power and authority and the legal right to own, pledge, mortgage, lease and operate its properties, and to conduct its business as now or currently proposed to be conducted.

         SECTION 3.02. Due Execution. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), the execution, delivery and performance by each of the Borrower and the Guarantors of each of the Loan Documents to which it is a party (including, without limitation, the grant and pledge by the Borrower and the Guarantors party thereto of the security interests granted pursuant to the Security and Pledge Agreement), (i) are within the respective corporate powers of each of the Borrower and the Guarantors, have been duly authorized by all necessary corporate action, including the consent of shareholders, partners or members where required, and do not (A) contravene the charter, by-laws or other organizational documents of any of the Borrower or the Guarantors, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority, (C) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust entered into after the Petition Date or any material lease, agreement or other instrument entered into after the Petition Date binding on the Borrower or the Guarantors or any of their properties, or (D) result in or require the creation or imposition of any Lien upon any of the property of any of the Borrower or the Guarantors other than the Liens granted pursuant to this Agreement, the other Loan Documents or the Orders; and (ii) do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority other than the entry of the Orders. Except for the entry of the Orders (and in the case of Guarantors that are not subject to the Cases, the filing of appropriate UCC financing statements), no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the perfection of the security interests granted pursuant to the Loan Documents or, subject to Section
7.01 hereof, the exercise by the Agent or the DIP Lenders of their respective rights and remedies under the Loan Documents. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), this Agreement shall have been duly executed and delivered by each of the Borrower and the Guarantors. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), this Agreement, and each of the other Loan Documents to which the Borrower or any of the Guarantors is or will be a party, when delivered hereunder or thereunder, will be, a legal, valid and binding obligation of the Borrower or such Guarantor, as the case may be, enforceable against the Borrower or such Guarantor, as the case may be, in accordance with its terms and the Orders.

         SECTION 3.03. Statements Made. The information that has been delivered in writing by the Borrower or any of the Guarantors to the Agent or to the Bankruptcy Court in connection with any Loan Document, and any financial statement delivered pursuant hereto or thereto (other than to the extent that any such statements constitute projections), taken as a whole and in light of the circumstances in which made, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make such statements not misleading; and, to the extent that any such information constitutes projections, such projections were prepared in good faith on the basis of assumptions, methods, data, tests and information believed by the Borrower or such Guarantor to be reasonable at the time such projections were furnished.

         SECTION 3.04. Financial Statements. The Borrower has furnished the DIP Lenders with copies of (i) the audited consolidated financial statement and schedules of the Borrower for the fiscal year ended December 31, 2000 and (ii) the unaudited consolidated financial statement and schedules of the Borrower for the fiscal quarter ended September 30, 2001. Such financial statements present fairly in all material respects (and subject in the case of clause (ii), to the absence of footnotes and to normal year-end adjustments) the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis as of such dates and for such periods; such balance sheets and the notes thereto disclose all liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the dates thereof required to be disclosed by GAAP and such financial statements were prepared in a manner consistent with GAAP, subject (in the case of such fiscal quarter statement) to normal year end adjustments. No material adverse change in the operations, business, properties, assets, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, has occurred since September 30, 2001 other than those which customarily occur as a result of events leading up to and following the commencement of a proceeding under chapter 11 of the Bankruptcy Code and the commencement of the Cases (including, without limitation, those reflected in the financial projections heretofore made available to the Agent).

         SECTION 3.05. Ownership. Each of the Persons listed on Schedule 3.05 is a direct or indirect Subsidiary of the Borrower, and, except as indicated on
Schedule 3.05, each such Person is a wholly-owned Subsidiary of the Borrower. The Borrower owns no other Subsidiaries, whether directly or indirectly, other than as set forth on Schedule 3.05.

         SECTION 3.06. Liens. There are no Liens of any nature whatsoever on any assets of the Borrower or any of the Guarantors other than: (i) Liens granted pursuant to the Pre-Petition Credit Agreement; (ii) Permitted Liens; (iii) Liens permitted pursuant to section 6.01; (iv) Liens in favor of the Agent and the DIP Lenders and (v) Liens existing on the Petition Date and permitted to exist pursuant to the Pre-Petition Credit Agreement (which Liens shall be identified on Schedule 3.06 hereto). Neither the Borrower nor any of the Guarantors is a party to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of a Lien on any assets of the Borrower or any Guarantor or otherwise result in a violation of this Agreement other than the Liens granted to the Agent and the DIP Lenders as provided for in this Agreement.

         SECTION 3.07. Compliance with Law. (a) (i) The operations of the Borrower and the Guarantors comply in all material respects with all applicable environmental, health and safety statutes and regulations, including, without limitation, regulations promulgated under the Resource Conservation and Recovery Act (42 U.S.C.ss.ss.6901 et seq.); (ii) none of the operations of the Borrower or the Guarantors is the subject of any Federal or state investigation evaluating whether any remedial action involving a material expenditure by the Borrower or any Guarantor is needed to respond to a release of any Hazardous Waste or Hazardous Substance (as such terms are defined in any applicable state or Federal environmental law or regulations) into the environment; and (iii) neither the Borrower nor any Guarantor has any material contingent liability in connection with any release of any Hazardous Waste or Hazardous Substance into the environment.

         (b) Neither the Borrower nor any Guarantor is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority the violation of which, or a default with respect to which, would have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole.

         SECTION 3.08. Insurance. All policies of insurance of any kind or nature owned by or issued to the Borrower and the Guarantors, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is customarily carried by companies of the size and character of the Borrower and the Guarantors.

         SECTION 3.09. The Orders. On the date of the making of the initial Loans or the issuance of the initial Letters of Credit hereunder, whichever first occurs, the Interim Order will have been entered and will not have been stayed, amended, vacated, reversed or rescinded. On the date of the making of any Loan or issuance of any Letter of Credit, the Interim Order or the Final Order, as the case may be, will have been entered and will not have been amended, stayed, vacated or rescinded. Upon the maturity (whether by the acceleration or otherwise) of any of the obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents, the DIP Lenders shall, subject to the provisions of Section 7.01, be entitled to immediate payment of such obligations, and to enforce the remedies provided for hereunder, without further application to or order by the Bankruptcy Court.

         SECTION 3.10. Use of Proceeds. Subject to compliance with the Orders and the other provisions of this Agreement, the proceeds of the Loans shall be used for working capital and for other general corporate purposes of the Borrower and the Guarantors.

         SECTION 3.11. Litigation. Other than as set forth on Schedule 3.11, there are no unstayed actions, suits or proceedings pending or, to the best knowledge of the Borrower or the Guarantors, threatened against or affecting the Borrower or the Guarantors or any of their respective properties, before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that are reasonably likely to be determined adversely to the Borrower or the Guarantors and, if so adversely determined, would have a material adverse effect on the financial condition, business, properties, prospects, operations or assets of the Borrower and the Guarantors, taken as a whole.

         SECTION 3.12. Intellectual Property. Set forth on Schedule 3.12 hereto is a complete and accurate list of all patents, patent applications, trademarks, trademark applications, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of the Borrower and each Guarantor (the "INTELLECTUAL PROPERTY"), showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date. Except as described on Schedule 3.12, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or any Guarantor know of any such claim, and, to the knowledge of the Borrower and each Guarantor, the use of such Intellectual Property by the Borrower and the Guarantors does not infringe on the rights of any Person, except for such claims and infringement that, in the aggregate, would not be reasonably expected to have a material adverse effect on the financial condition, business, properties, prospects, operations or assets of the Borrower and the Guarantors, taken as a whole.

         SECTION 3.13. Letters of Credit. Letters of Credit issued hereunder will be used only for the purposes permitted hereby and by the Orders.

         SECTION 3.14. Pre-Petition Indebtedness. Set forth on Schedule 3.14 hereto is a complete and accurate list of all Pre-Petition Indebtedness of the Borrower and each Guarantor (in each case identified as a Low Leverage or High Leverage Guarantor), showing as of the date hereof the obligor or obligors and the principal amount outstanding thereunder.

         SECTION 3.15. Properties. Set forth on Schedule 3.15 hereto is a complete and accurate list of all real property owned by the Borrower or each Guarantor (in each case identified as a Low Leverage or High Leverage Guarantor) as of the date hereof, showing the street address, county or other relevant jurisdiction, state and record owner thereof and clearly identifying each property that is a "Low Leverage Hotel Property" and the Attributed DIP Percentage and Attributed DIP Amount for such Low Leverage Hotel Property. Except as set forth on Schedule 3.15, each Borrower or such Guarantor has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted hereby.

         SECTION 3.16. Leases. Set forth on Schedule 3.16 hereto is a complete and accurate list of all leases of real property under which the Borrower or each Guarantor (in each case identified as a Low Leverage or High Leverage Guarantor) is the lessee, as of the date hereof, showing the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Except as set forth on Schedule 3.16 hereto, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

         SECTION 3.17. Investments. Set forth on Schedule 3.17 hereto is a complete and accurate list of all deposit accounts or securities accounts maintained by the Borrower and each Guarantor (identified in each case as a Low Leverage or High Leverage Guarantor) and of all Investments in excess of $1,000,000 held by the Borrower or such Guarantors on the date hereof, showing the amount, obligor or issuer and maturity, if any, thereof.

                                   ARTICLE 4
                             CONDITIONS OF LENDING

         SECTION 4.01. Conditions Precedent to Closing and Extension of Initial Loans and Initial Letters of Credit. The occurrence of the Closing Date and obligation of the DIP Lenders to make the initial Loans or the Fronting Banks to issue the initial Letters of Credit, whichever may occur first, is subject to the following conditions precedent:

         (a)      Supporting Documents. The Agent shall have received:

                  (i) a copy of the Borrower's certificate of incorporation, as amended up to and including the Closing Date, certified as of a recent date by the Secretary of State (or other applicable Governmental Authority) of the jurisdiction of the Borrower's incorporation; provided that the Agent may, in its discretion, accept such certificate of incorporation of the Borrower certified by a Secretary or Assistant Secretary of the Borrower in lieu of certification by the Secretary of State (or other applicable Governmental Authority), subject to receipt of an undertaking from the Borrower to effect delivery of such documents certified by the Secretary of State (or other applicable Governmental Authority) promptly after the Closing Date;

                  (ii) a certificate of the Secretary of State (or other applicable Governmental Authority) of the Borrower's jurisdiction of incorporation, dated as of a recent date, as to the good standing of the Borrower and as to the charter documents on file in the office of such Secretary of State (or other applicable Governmental Authority);

                  (iii) a certificate of the Secretary or an Assistant Secretary of the Borrower dated as of the Closing Date and certifying
         (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the

         Borrowings and Letter of Credit extensions hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the Loan Documents and any other documents required or contemplated hereunder or thereunder and the granting of the security interest in the Letter of Credit Account and other Liens contemplated hereby, and that such resolutions are in full force and effect without modification or amendment, (C) that the certificate of incorporation of the Borrower has not been amended since the date of the last amendment thereto indicated on the certificate furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer of the Borrower executing this Agreement or any other Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii)); and

                  (iv) such other documents as the Agent may reasonably request.

         (b) Interim Order. At the time of the making of the initial Loans or at the time of the issuance of the initial Letters of Credit, whichever first occurs, the Agent and the DIP Lenders shall have received a certified copy of an order of the Bankruptcy Court in substantially the form of Exhibit C (the "INTERIM ORDEr") approving the Loan Documents and granting the Superpriority Claim status and senior priming and other Liens described in Section 2.23 which Interim Order (i) shall have been entered, upon an application or motion of the Borrower reasonably satisfactory in form and substance to the Agent, on such prior notice to such parties (including the Pre-Petition Lenders) as may in each case be reasonably satisfactory to the Agent, (ii) shall authorize extensions of credit in amounts satisfactory to the Agent, (iii) shall approve the payment by the Borrower of all of the Fees referred to in Section 2.19, 2.20 and 2.21, (iv) shall be in full force and effect, (v) shall have authorized the use by the Borrower and the Guarantors of any cash collateral which constitutes a Primed Asset and shall have provided, as adequate protection for the use of such cash collateral and the priming contemplated hereby, for (A) a Superpriority Claim as contemplated by Section 507(b) of the Bankruptcy Code immediately junior to the claims under Section 364(c)(1) of the Bankruptcy Code held by the Agent and the DIP Lenders, (B) a Lien on substantially all of the assets of the Borrower and the Guarantors that are subject to the Cases (other than Impac Hotels II, L.L.C. and Impac Hotels III, L.L.C.) having a priority junior to the priming Liens granted in favor of the Agent and the DIP Lenders hereunder and under the other Loan Documents with respect to the Primed Assets and immediately junior to pre-existing Liens (if any), (C) the payment on a current basis of the reasonable fees and disbursements of respective professionals (including, but not limited to, the reasonable fees and disbursements of counsel and internal and third-party consultants, including financial consultants, real estate appraisers, and auditors) for the Pre-Petition Agent (including the payment on the Closing Date or as soon thereafter as is practicable of any unpaid pre-petition fees and expenses) and the continuation of the payment to the Pre-Petition Agent on a current basis of the administration fees that are provided for under the

Pre-Petition Credit Agreement and (E) the payment to the Pre-Petition Lenders (to be applied as provided for in the Pre-Petition Credit Agreement) and the other Primed Lenders of the Net Proceeds of the sale of assets on which they have Liens to the extent such Net Proceeds are not required to be paid to the Agent and the DIP Lenders hereunder (such payments to the Pre-Petition Lenders to be made each time that cumulative Net Proceeds that are so payable, but have not yet been paid, reach $100,000) and (vi) shall not have been stayed, reversed, modified or amended in any respect; and, if the Interim Order is the subject of a pending appeal in any respect, neither the making of such Loans nor the issuance of such Letter of Credit nor the performance by the Borrower or any of the Guarantors of any of their respective obligations hereunder or under the Loan Documents or under any other instrument or agreement referred to herein shall be the subject of a presently effective stay pending appeal.

         (c) Security and Pledge Agreement. The Borrower and each of the Guarantors (other than Impac Hotels II, L.L.C. and Impac Hotels III, L.L.C.) shall have duly executed and delivered to the Agent a Security and Pledge Agreement in substantially the form of Exhibit D (the "SECURITY AND PLEDGE AGREEMENT") and each of the documents contemplated thereunder that is to be delivered prior to the extension of the initial Loans or issuance of the initial Letters of Credit hereunder (including, without limitation, all such patent, trademark and copyright security agreements or other filings as requested by the Agent in order to perfect the Agent's security interest in intellectual property of the Borrower and the Guarantors).

         (d) First Day Orders. All of the "first day orders" entered by the Bankruptcy Court at the time of the commencement of the Cases shall be satisfactory in form and substance to the Agent.

         (e) Opinion of Counsel. Unless the Agent shall have agreed that the condition set forth in this Section 4.01(e) may be satisfied at the time of the entry of the Final Order, the Agent and the DIP Lenders shall have received the favorable written opinion of counsel to the Borrower and the Guarantors, dated the Closing Date substantially in the form of Exhibit E and reasonably acceptable to the Agent.

         (f) Payment of Fees. The Borrower shall have paid to the Agent the then unpaid balance of all accrued and unpaid Fees due under and pursuant to this Agreement and the letter referred to in Section 2.19.

         (g) Corporate and Judicial Proceedings. All corporate, judicial and other proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Agent and the DIP Lenders contemplated by this Agreement shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents and papers, including records of corporate, judicial and other proceedings, which the Agent may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial or other authorities.

         (h) Information. The Agent shall have received such information (financial or otherwise) as may be reasonably requested by the Agent and shall have discussed such information (as well as the Borrower's business plan and Budget delivered to the Agent prior to the Closing Date) with the Borrower's management and shall be satisfied with the nature and substance of such discussions.

         (i) Budget. The Agent and the DIP Lenders shall have received from the Borrower a forecast detailing the anticipated cash receipts and disbursements of the Borrower and the Low Leverage Guarantors, as a group, and the High Leverage Guarantors, as a group, in each case for the period commencing on or prior to the Petition Date and ending on or after the Maturity Date and setting forth the anticipated uses of the Total Commitment (as amended from time to time with the consent of the Co-Arrangers, the "BUDGET"), all on a monthly basis, satisfactory in form and substance to the Co-Arrangers.

         (j) Compliance with Laws. The Borrower and the Guarantors shall have granted the Agent access to and the right to inspect all reports, audits and other internal information of the Borrower and the Guarantors relating to environmental matters, and any third party verification of certain matters relating to compliance with environmental laws and regulations requested by the Agent, and the Agent shall be reasonably satisfied that the Borrower and the Guarantors are in compliance in all material respects with all applicable environmental laws and regulations and be satisfied with the costs of maintaining such compliance.

         (k) Management Agreements. The Agent shall be satisfied that the Borrower has entered into arrangements that are reflected in the Orders with each Guarantor that owns a hotel property, unless the assets of such Guarantor are Primed Assets, providing appropriate payments to the Borrower for services rendered to, and expenses paid on behalf of, such Guarantor (including payment of allocated overhead and restructuring expenses and reasonable provision for capital expenditures) and such management arrangements that are reflected in the Orders shall be in form and substance satisfactory to the Agent.

         SECTION 4.02. Conditions Precedent to Each Loan and Each Letter of Credit. The obligation of the DIP Lenders to make each Loan and of the Fronting Bank to issue each Letter of Credit, including the initial Loan and the initial Letter of Credit, is subject to the following conditions precedent:

         (a) Notice. The Agent shall have received a notice with respect to such borrowing or issuance, as the case may be, as required by Section 2.

         (b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date.

         (c) No Default. On the date of each Borrowing hereunder or the issuance of each Letter of Credit, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

         (d) Orders. The Interim Order shall be in full force and effect and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Agent and the Required DIP Lenders, provided, that at the time of the making of any Loan or the issuance of any Letter of Credit the aggregate amount of either or which, when added to the sum of the principal amount of all Loans then outstanding and the Letter of Credit Outstandings, would exceed the amount authorized by the Interim Order (collectively, the "ADDITIONAL CREDIT"), the Agent and each of the DIP Lenders shall have received a certified copy of an order of the Bankruptcy Court in form and substance satisfactory to the Co-Arrangers in their sole discretion (the "FINAL ORDER"), which, in any event, shall have been entered by the Bankruptcy Court no later than 30 days after the entry of the Interim Order, and at the time of the extension of any Additional Credit the Final Order shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Agent and the Required DIP Lenders; and if either the Interim Order or the Final Order is the subject of a pending appeal in any respect, neither the making of the Loans nor the issuance of any Letter of Credit nor the performance by the Borrower or any Guarantor of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal.

         (e) Payment of Fees. The Borrower shall have paid to the Agent the then unpaid balance of all accrued and unpaid Fees then payable under and pursuant to this Agreement and the letter referred to in Section 2.19.

         (f) UCC Searches; Opinions of Counsel; Repayment of Certain Advances. At the time of the making of the first Loan or the issuance of the first Letter of Credit following the entry of the Final Order, the Agent shall have received (i) UCC searches conducted in the jurisdictions in which the Borrower and the Guarantors conduct business (dated as of a date reasonably satisfactory to the Agent), reflecting the absence of Liens and encumbrances on the assets of the Borrower and the Guarantors other than such Liens permitted by
Section 6.01, (ii) to the extent requested at least 10 days in advance by the Agent, opinions of local counsel covering matters not covered in the opinion of counsel delivered pursuant to Section 4.01(e) in form and substance reasonably satisfactory to the Agent and (iii) evidence satisfactory to the Agent that all outstanding advances made on or after the Closing Date by the Borrower or any Low Leverage Guarantor to any High

Leverage Guarantor have been held or stipulated to be costs or expenses recoverable by such High Leverage Guarantor under Section 506(c) of the Bankruptcy Code.

         (g) Usage. The uses of such Borrowing or such Letter of Credit shall be consistent with the Budget and Section 3.10 of this Agreement.

         The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section have been satisfied or waived at that time.

                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS

         From the date hereof and for so long as any Commitment shall be in effect or any Letter of Credit shall remain outstanding (in a face amount in excess of the amount of cash then held in the Letter of Credit Account, or in excess of the face amount of back-to-back letters of credit delivered, in each case pursuant to Section 2.03(b)), or any amount shall remain outstanding or unpaid under this Agreement, the Borrower and each of the Guarantors agree that, unless the Required DIP Lenders shall otherwise consent in writing, the Borrower and each of the Guarantors will:

         SECTION 5.01. Financial Statements, Reports, Etc. In the case of the Borrower and the Guarantors, deliver to the Agent and each of the DIP Lenders:

         (a) within 90 days after the end of each fiscal year, the Borrower's consolidated balance sheet and related statement of income and cash flows, showing the financial condition of the Borrower and its Subsidiaries on a consolidated basis, as of the close of such fiscal year and the results of their respective operations during such year, the consolidated statement of the Borrower to be audited for the Borrower and its Subsidiaries by Arthur Andersen or other independent public accountants or recognized national standing acceptable to the Required DIP Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases) and to be certified by a Financial Officer of the Borrower to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

         (b) within 45 days after the end of each of the first three fiscal quarters, the Borrower's consolidated balance sheets and related statements of income and cash flows, showing the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the close of such fiscal quarter and the results of their operations during such fiscal quarter and the then elapsed portion of the fiscal year, each certified by a Financial

Officer of the Borrower as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of footnotes and normal year-end audit adjustments;

         (c)      concurrently with any delivery of financial statements under
(a) or (b) above as applicable, (i) a certificate of a Financial Officer (A) certifying that no Event of Default or event that upon notice or lapse of time or both would constitute an Event of Default has occurred, or, if such an Event of Default or event has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (B) setting forth computations in reasonable detail satisfactory to the Agent demonstrating compliance with the provisions of Sections 6.04, 6.05 and 6.10 and
(ii) a certificate (which certificate may be limited to accounting matters and disclaim responsibility for legal interpretations) of such accountants accompanying the audited consolidated financial statements delivered under (a) above certifying that, in the course of the regular audit of the business of the Borrower and its Subsidiaries, such accountants have obtained no knowledge that an Event of Default has occurred and its continuing, or if, in the opinion of such accountants, an Event of Default has occurred and is continuing, specifying the nature thereof and all relevant facts with respect thereto;

         (d) as soon as available, but no more than 45 days after the end of each month, the unaudited monthly cash flow reports of the Borrower and its Subsidiaries on a consolidated basis as of the close of such fiscal month and the results of their operations during such fiscal period and the then elapsed portion of the fiscal year, all certified by a Financial Officer as fairly presenting in all material respects the results of operations of the Borrower and the Guarantors on a consolidated basis, subject to the absence of footnotes and normal year-end audit adjustments;

         (e) within five Business Days of the first of each month, a statement of projected cash receipts and cash disbursements for each of the Borrower and the Low Leverage Guarantors, as a group and High Leverage Guarantors as a group, respectively, for each month in the period of six continuous months commencing with that month in a form reasonably satisfactory to the Agent;

         (f) weekly "cash flow" reports in a form reasonably satisfactory to the Agent (which shall include a summary of all outstanding loans or advances made in reliance on Section 6.10(vi));

         (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all of the functions of said commission, or with any national securities exchange, as the case may be;

         (h) as soon as available and in any event (A) within 30 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Single Employer Plan of the Borrower or such ERISA Affiliate has occurred and (B) within 10 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any such Plan has occurred, a statement of a Financial Officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto;

         (i) promptly and in any event within 10 days after receipt thereof by the Borrower or any of its ERISA Affiliates from the PBGC copies of each notice received by the Borrower or any such ERISA Affiliate of the PBGC's intention to terminate any Single Employer Plan of the Borrower or such ERISA Affiliate or to have a trustee appointed to administer any such Plan;

         (j) if requested by the Agent, promptly, and in any event within 30 days after the filing thereof, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan of the borrower or any of its ERISA Affiliates;

         (k) within 10 days after notice is given or required to be given to the PBGC under Section 302(f)(4)(A) of ERISA of the failure of the Borrower or any of its ERISA Affiliates to make timely payments to a Plan, a copy of any such notice filed and a statement of a Financial Officer of the Borrower setting forth (A) sufficient information necessary to determine the amount of the lien under Section 302(f)(3), (B) the reason for the failure to make the required payments and (C) the action, if any, which the Borrower or any of its ERISA Affiliates proposed to take with respect thereto;

         (l) promptly and in any event within 10 days after receipt thereof by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or which may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (A), (B) or (C) above;

         (m) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Guarantor, or compliance with the terms of any material loan or financing agreements as the Agent, at the request of any DIP Lender, may reasonably request;

         (n) promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of the Borrower or any of the Guarantors with the Bankruptcy Court in the Cases, or distributed by or on behalf of the Borrower or any of the Guarantors to any official committee appointed in the Cases, providing copies of same to counsel for the Agent, except if such distribution would destroy attorney-client privilege; and

         (o) no later than the 35 th day after the end of each fiscal calender month of the Borrower, a reconciliation of the results of the business operations of the Borrower and the Low Leverage Guarantors (as a group) and the High Leverage Guarantors (as a group) for such fiscal calender month as compared to the corresponding period in the Budget (clearly distinguishing between Low Leverage, as a group and High Leverage Guarantors, as a group).

         SECTION 5.02. Corporate Existence. Preserve and maintain in full force and effect all governmental rights, privileges, qualification, permits, licenses and franchises necessary or desirable in the normal conduct of its business except (i) (A) if in the reasonable business judgment of the Borrower or such Guarantor, as the case may be, it is in its best interest not to preserve and maintain such rights, privileges, qualifications, permits, licenses and franchises, and (B) such failure to preserve the same could not, in the aggregate, reasonably be expected to have a material adverse effect on the operations, business, properties, assets, prospects or condition (financial or otherwise) of the Borrower and the Guarantors, taken as a whole, and (ii) as otherwise permitted in connection with sales of assets permitted by Section 6.11.

         SECTION 5.03. Insurance. (a) Keep its insurable properties insured at all times, against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses; and maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any Guarantor, as the case may be, in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses, in the same geographic area and similarly situated; and (b) maintain such other insurance or self insurance as may be required by law.

         SECTION 5.04. Obligations and Taxes. With respect to the Borrower and each Guarantor, pay all its material obligations arising after the Petition Date promptly and in accordance with their terms and pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property arising after the Petition Date, before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise, arising after the Petition Date which, if unpaid, would become a Lien or charge (except that advances and loans made to High Leverage Guarantors by the Borrower or Low Leverage Guarantors may have the benefit of a Lien or charge pursuant to Section 506(c) of the Bankruptcy Code) upon such properties or any part thereof; provided, however, that the Borrower and each Guarantor shall not be required to pay and discharge or to cause to be paid and discharged any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings (if the Borrower and the Guarantors shall have set aside on their books adequate reserves therefor in conformity with GAAP).

         SECTION 5.05. Notice of Event of Default, etc. Within three Business Days thereof, give to the Agent notice in writing of (a) any Event of Default or the occurrence of any event or circumstance that with the passage of time or giving of notice or both would constitute an Event of Default and (b) any litigation, investigations or proceedings which may exist at any time between the Borrower or any Guarantor and any Governmental Authority.

         SECTION 5.06. Access to Books and Records. (a) Maintain or cause to be maintained at all times true and complete books and records in accordance with GAAP of the financial operations of the Borrower and its Subsidiaries on a consolidated basis, and the operating results on a Guarantor by Guarantor basis; and upon reasonable notice provide the Agent and its representatives access to all such books and records during regular business hours, in order that the Agent may examine and make abstracts from such books, accounts, records and other papers for the purpose of verifying the accuracy of the various reports delivered by the Borrower or the Guarantors to the Agent or the DIP Lenders pursuant to this Agreement or for otherwise ascertaining compliance with this Agreement. The Borrower and each Guarantor will, at any reasonable time and from time to time during regular business hours, upon reasonable notice, permit the Agent and any agents or representatives (including, without limitation, appraisers) designated by the Agent to visit the properties of the Borrower and the Guarantors and to conduct examinations of and to monitor the Collateral held by the Agent and to discuss the affairs, finances and condition of the Borrower and the Guarantors with the officers and independent accountants of the Borrower.

         (b) The Borrower and the Guarantors will permit any representatives designated by the Agent (including any consultants, accountants, lawyers and appraisers retained by the Agent) to conduct evaluations and appraisals of the Borrower's computation of the Primed Assets, all at such reasonable times and as often as reasonably requested. The Borrower shall pay the reasonable fees (including reasonable and customary internally allocated fees of employees of the Agent as to which invoices have been furnished) and expenses of any such representatives retained by the Agent as to which invoices have been furnished to conduct any such evaluation or appraisal, including the reasonable fees and expenses associated with collateral monitoring services performed by the Agent.

         (c) The Borrower and the Guarantors will grant the Agent access to and the right to inspect all reports, audits and other internal information of the Borrower and the Guarantors relating to environmental matters upon reasonable notice, and obtain any third party verification of matters relating to compliance with environmental laws and regulations requested by the Agent at any time and from time to time.

         SECTION 5.07. Maintenance of Concentration Account. The Borrower and the Guarantors shall, within 30 days after the Closing Date, and at all times thereafter, maintain with the Agent (or another depository bank or financial institution satisfactory to the Agent) an account or accounts (the "CONCENTRATION ACCOUNT") (a) to be used by the Borrower and the Guarantors as their principal concentration accounts and (b) except as otherwise provided in an Order, into which shall be swept or deposited, at the end of each Business Day, all cash of the Borrower and the Guarantors and the full available balances in excess of an aggregate of $250,000 in all of the operating and other bank accounts of the Borrower and the Guarantors maintained at any institution other than in the Concentration Account.

         SECTION 5.08. Budget. The Borrower shall, and shall cause each of the Guarantors to, comply with the Orders and the Budget and shall not permit any of the Guarantors to, make any Pre-Petition Payment, except as permitted by the Orders and except as authorized by the Bankruptcy Court (i) in "first day orders" approved by the Agent (including to pay pre-petition trust fund taxes reflected in the Budget) and (ii) to pay lease payments reflected in the Budget in respect of Capital Leases constituting Pre-Petition Indebtedness.

         SECTION 5.09. Furnishing of Additional Items. In the case of the Borrower and the Guarantors, deliver to the Agent:

         (a) within 20 days after the date hereof, (i) a copy of each such entity's certificate of incorporation, as amended up to and including the Closing Date, certified as of a recent date by the Secretary of State (or other applicable Governmental Authority) of the jurisdiction of such entity's incorporation, (ii) a certificate of such Secretary of State (or other applicable Governmental Authority) of each such entity's jurisdiction of incorporation, dated as of a recent date, as to the good standing of such entity and as to the charter documents on file in the office of such Secretary of State (or other applicable Governmental Authority), and (iii) a certificate of the Secretary or an Assistant Secretary of each such entity dated as of a recent date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such entity authorizing the Borrowings and Letter of Credit extensions hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the Loan Documents and any other documents required or contemplated hereunder or thereunder and the granting of the security interest in the Letter of Credit Account and other Liens contemplated hereby, and that such resolutions are in full force and effect without modification or amendment,
(C) that the certificate of incorporation of such entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer of such entity executing this Agreement or any other Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii));

         (b) within 20 days after the date hereof, (i) a certificate of the Secretary of State (or other applicable Governmental Authority) of each such entity's jurisdiction of incorporation, each dated as of a recent date, as to the payment of taxes by such entity and (ii) a certificate of the Secretary of State (or other applicable Governmental Authority) of each other jurisdiction in which such entity is qualified to do business as a foreign corporation, each dated as of a recent date, as to the good standing of and payment of taxes by such entity; provided that, in the case of jurisdictions in which any of the Borrower or the Guarantors is qualified to do business as a foreign corporation, the Agent may, in its discretion, accept a certificate of a Secretary or Assistant Secretary of the Borrower as to the good standing and payment of taxes by such entity, in lieu of certification by the Secretary of State (or other applicable Governmental Authority);

         (c) within 20 days after the date hereof (or in the case of Impac Hotels II, L.L.C. and Impac Hotels III, L.L.C., no later than the day of the Final Order), (i) executed UCC financing statements naming each of the Borrower and the Guarantors as debtor in substantially the form of Schedule D-6 to Exhibit D to the Security and Pledge Agreement, in each case in appropriate form for filing in the UCC filing offices set forth in paragraph 2 of the Perfection Certificate with respect to each of the Borrower and the Guarantors, (ii) such other financing statements, security agreements or documents as the Agent may reasonably request, in order to perfect any security interest granted or purported to be granted under the Loan Documents to the extent such security interest may be perfected by filing under the UCC and (iii) an updated Perfection Certificate, substantially in the form of Exhibit D to the Security and Pledge Agreement (and including the information contemplated by paragraphs 3, 4, 5 and 6 thereof), in each case in form and substance satisfactory to the Agent. As used in this subsection (c), the term "UCC" has the meaning set forth in the Security and Pledge Agreement; and

         (d) within 20 days after requested by the Agent fee and leasehold mortgages in recordable form on terms satisfactory to the Agent with respect to the real property upon which the DIP Lenders have been granted a Lien pursuant to the Orders and the Loan Documents.

                                   ARTICLE 6
                               NEGATIVE COVENANTS

         From the date hereof and for so long as any Commitment shall be in effect or any Letter of Credit shall remain outstanding (in a face amount in excess of the amount of cash then held in the Letter of Credit Account or in excess of the face amount of back-to-back letters of credit delivered, in each case pursuant to Section 2.03(b)) or any amount shall remain outstanding or unpaid under this Agreement, unless the Required DIP Lenders shall otherwise consent in writing, the Borrower and each of the Guarantors will not (and will not apply to the Bankruptcy Court for authority to):

         SECTION 6.01. Liens. Incur, create, assume or suffer to exist any Lien on any asset of the Borrower or the Guarantors now owned or hereafter acquired by the Borrower or any of such Guarantors, other than: (i) Liens existing on the Petition Date as reflected on Schedule 3.06 hereto and Liens granted pursuant to the Pre-Petition Credit Agreement; (ii) Liens constituting adequate protection granted pursuant to the Orders, which Liens are junior to the Liens contemplated hereby on Primed Assets in favor of the Agent and the DIP Lenders, provided that the Interim Order and the Final Order shall provide that the holders of such junior Liens on Primed Assets shall not be permitted to take any action to foreclose with respect to such junior Liens so long as any amounts (including, without limitation, any Loans or Letters of Credit) shall remain outstanding hereunder or any Commitment shall be in effect; (iii) Permitted Liens and (iv) Liens in favor of the Agent and the DIP Lenders.

         SECTION 6.02. Merger, etc. Consolidate or merge with or into another Person.

         SECTION 6.03. Indebtedness. Contract, create, incur, assume or suffer to exist any Indebtedness, except for (i) indebtedness under this Agreement;
(ii) Indebtedness incurred prior to the Petition Date; (iii) Indebtedness arising from Investments among the Borrower and the Guarantors that are permitted hereunder; (iv) Indebtedness owed to MSSF or any banking Affiliates in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds; and (v) Indebtedness consisting of guaranties permitted by Section 6.06.

         SECTION 6.04. Capital Expenditures. Make Capital Expenditures, other than expenses incurred in connection with normal replacement and maintenance programs properly charged to current operations to the extent that such expenses are included in the Budget.

         SECTION 6.05. Financial Covenants. (a) Minimum Adjusted EBITDA. Permit cumulative Adjusted EBITDA for any period beginning on January 1, 2002 and ending on a date listed below to be less than the amount specified opposite such date:

                  Date                                EBITDA
                  ----                                ------
                  March 31, 2002                  $  12,900,000
                  April 30, 2002                  $  19,300,000
                  May 31, 2002                    $  26,700,000
                  June 30, 2002                   $  34,400,000
                  July 31, 2002                   $  41,700,000
                  August 31, 2002                 $  51,500,000
                  September 30, 2002              $  57,600,000
                  October 31, 2002                $  66,300,000
                  November 30, 2002               $  70,800,000

         (b) Minimum Revenue. Permit the aggregate revenue of the Low Leverage Guarantors to be less than (i) $19,000,000 for the month of January 2002 or (ii) $20,800,000 for the month of February 2002.

         (c) Maximum Corporate Overhead. Permit corporate overhead expense (exclusive of unusual items such as Chapter 11 costs, severance expense, office relocation expense and other items reasonably acceptable to the Co-Arrangers) for any month to be more than the amount specified opposite such month:

                  Period Ending                           Amount
                  -------------                           ------
                  January 2002                        $  2,300,000
                  February 2002                       $  2,300,000
                  March 2002                          $  2,070,000
                  April 2002                          $  1,955,000
                  May 2002                            $  1,840,000
                  June 2002                           $  1,840,000
                  July 2002                           $  1,495,000
                  August 2002                         $  1,495,000
                  September 2002                      $  1,495,000
                  October 2002                        $  1,495,000
                  November 2002                       $  1,495,000
                  December 2002                       $  1,495,000

         SECTION 6.06. Guarantees and Other Liabilities. Purchase or repurchase (or agree, contingently or otherwise, so to do) the Indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse or otherwise become liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, except (i) for any guaranty of Indebtedness or other obligations of the Borrower or any Guarantor if the Borrower or such Guarantor could have incurred such Indebtedness or obligations under this Agreement and (ii) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         SECTION 6.07. Chapter 11 Claims. Incur, create, assume, suffer to exist or permit any other Superpriority Claim that is pari passu with or senior to the claims of the Agent and the DIP Lenders against the Borrower and the Guarantors that are subject to the Cases, except for the Carve-Out.

         SECTION 6.08. Dividends; Capital Stock. Declare or pay, directly or indirectly, any dividends or make any other distribution, or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock), or set apart any sum for the aforesaid purposes; provided that any Guarantor may pay dividends to the Borrower or a Low Leverage Guarantor.

         SECTION 6.09. Transactions with Affiliates. Sell or transfer any property to, or otherwise engage in any other material transactions with, any of its Affiliates, other than (a) in the ordinary course of business in good faith and at prices and on terms and conditions not less favorable to the Borrower or such Guarantor than could be obtained on an arms'-length basis from unrelated third parties and (b) Investments in the Borrower or any Guarantor by the Borrower or any other Guarantor consistent with the terms of the Loan Documents and the Orders.

         SECTION 6.10. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to (including payment of overhead or restructuring charges allocable to any Subsidiary of the Borrower), or make or permit to exist any investment in, any other Person (all of the foregoing, "INVESTMENTS"), except for (i) ownership by the Borrower or the Guarantors of the capital stock of each of the Subsidiaries listed on Schedule 3.05, (ii) Permitted Investments, (iii) advances and loans existing on the Petition Date and set forth on Schedule 3.17 among the Borrower and the Subsidiaries (but not any refinancings or extensions thereof or further advances of any kind in connection therewith; provided that the maturity of loans owing from a Low Leverage Guarantor the assets of which constitute Primed Assets to the Borrower may be extended (in the same amount and subject to the same terms as the existing loan) if repayment of such loan on the original maturity date would render such Subsidiary obligor insolvent), which have been entered into in the ordinary course of business, (iv) Investments in the Existing Joint Ventures as they exist on the Petition Date as described in Schedule 1.01(a); (v) advances and loans permitted by the Orders made by the Borrower or any Guarantor to the Borrower or any Low Leverage Guarantor or by any High Leverage Guarantor to another High Leverage Guarantor and (vi) advances and loans made on or after the Closing Date to High Leverage Guarantors (other than Impac Hotels II, L.L.C. and Impac Hotels III, L.L.C.) by the Borrower or Low Leverage Guarantors to cover allocated overhead or restructuring charges and operating expenses (excluding capital expenditures or payments of interest), but only to the extent they are held or stipulated to be recoverable costs or expenses of such High Leverage Guarantor under Section 506(c) of the Bankruptcy Code ("SECTION 506(C) STATUS"); provided the aggregate amount of such advances and loans may not exceed $1,700,000 at any time outstanding; and provided further that the Borrower and Low Leverage Guarantors may make such advances and loans to High Leverage Guarantors prior to the date of the Final Order that do not have Section 506(c) Status only if the Co-Arrangers approve such loans or advances in advance and only so long as such advances or loans are repaid in full by no later than the date that is three months after the Final Order (unless they are given Section 506(c) Status prior to such time). Neither the Borrower not any Guarantor shall (i) make any advances to an Affiliate of the Borrower that is not organized under the laws of the United States or any State thereof or the District of Columbia or (ii) except as expressly permitted pursuant to clause (iii), (v) or (vi) of the foregoing sentence, make any advances to or Investments in, or pay any amounts on behalf of, any other Affiliate of the Borrower.

         SECTION 6.11. Disposition of Assets. Sell or lease (as lessor) any assets (including, without limitation, the capital stock of any Subsidiary) except for (i) sales of surplus equipment no longer used in the businesses of the Borrower or the Guarantors and (ii) sales of assets pursuant to an Asset Sales Agreement and (iii) sales of assets of (or the capital stock of) any High Leverage Guarantor, but only if all loans and advances made to such High Leverage Guarantor by the Borrower or by Low Leverage Guarantor are repaid in full prior to, or with the proceeds of, such sale; provided that (w) Primed Hotel Properties may not be sold or disposed of without the consent of each lender secured thereby unless the Net Proceeds will be sufficient (after any prepayment of the Loans and/or cash collateralization of Letter of Credit Outstandings required as a result of any reduction of the Total Commitment in accordance with Section 2.13(a)) to repay the obligations to such lender secured by such Primed Hotel Property, (x) the consideration received by the Borrower or the relevant Guarantor shall not be less than the fair market value of the assets sold or disposed of, (y) where required by law, the sale or disposition shall have received the approval of the Bankruptcy Court and (z) upon receipt by the Borrower or any Guarantor of any Net Proceeds of any sale or disposition described in clause (ii) or (iii) hereof, the Total Commitment shall be permanently reduced in accordance with Section 2.13(a), and the Borrower shall prepay Loans and/or cash collateral Letters of Credit as required pursuant to, and in the amount and order of priority set forth in, Section 2.13(b); provided that the provisions of this Section 6.11 shall not apply to any sale or disposition of any asset made as a result of foreclosure or other exercise of remedies by the DIP Lenders under the Loan Documents. Nothing in this

Section 6.11 shall limit the transfer or disposition to the Borrower or a Low Leverage Guarantor of assets which constitute Primed Assets.

         SECTION 6.12. Nature of Business. Modify or alter in any material manner the nature and type of its business as conducted at or prior to the Petition Date (except as required by the Bankruptcy Code), it being understood that sales permitted by Section 6.11 shall not constitute such a material modification or alteration.

         SECTION 6.13. Cash Management System. Except as provided in, or as required to comply with, an Order, modify or alter in any material manner its intercompany cash management system as existing at or prior to the Petition Date.

                                   ARTICLE 7
                               EVENTS OF DEFAULT

         SECTION 7.01. Events of Default. In the case of the happening of any of the following events and the continuance thereof beyond the applicable period of grace if any (each, an "EVENT OF DEFAULT"):

         (a) any material representation or warranty made by the Borrower or any Guarantor in this Agreement or in any Loan Document or in connection with this Agreement or the credit extensions hereunder or any material statement or representation made in any report, financial statement, certificate or other document furnished by the Borrower or any Guarantors to the DIP Lenders under or in connection with this Agreement, shall prove to have been false or misleading in any material respect when made or delivered; or

         (b) default shall be made in the payment of any (i) Fees or interest on the Loans or reimbursement of expenses or other amounts under any Loan Documents when due, and such default shall continue unremedied for more than three Business Days or (ii) principal of the Loans or reimbursement obligations or cash collateralization in respect of Letters of Credit, when and as the same shall become due and payable, whether at the due date thereof (including the Prepayment Date) or at a due fixed for prepayment thereof or by acceleration thereof or otherwise; or

         (c) default shall be made by the Borrower or any Guarantor in the due observance or performance of any covenant, condition or agreement contained in Section 6 hereof; or

         (d) default shall be made by the Borrower or any Guarantor in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or any of the other Loan Documents and such default shall continue unremedied for more than 30 days after knowledge of a responsible officer of the Borrower or notice from the Agent or a DIP Lender; or

         (e) any of the Cases shall be dismissed or converted to a case under chapter 7 of the Bankruptcy Code or the Borrower shall file a motion or other pleading seeking the dismissal of any of the Cases under Section 1112 of the Bankruptcy Code or otherwise; a trustee under chapter 7 or chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed in any of the Cases and the order appointing such trustee, responsible officer or examiner shall not be reversed or vacated within 30 days after the entry thereof; or an application shall be filed by the Borrower or any Guarantor for the approval of any other Superpriority Claim (other than the Carve-Out) in any of the Cases which is pari passu with or senior to the claims of the Agent and the DIP Lenders against the Borrower or any Guarantor hereunder, or there shall arise or be granted any such pari passu or senior Superpriority Claim; or

         (f) the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to the holder or holders of any security interest to permit foreclosure (or the granting of a deed in lieu of foreclosure or the like) on any assets (other than assets of, or capital stock of, a High Leverage Guarantor if all loans and advances made to such High Leverage Guarantor by the Borrower or any Low Leverage Guarantor have been repaid in full) of the Borrower or any of the Guarantors that have a value in excess of $500,000 in the aggregate; or

         (g)      a Change of Control shall occur; or

         (h) default shall be made by the Borrower or any Guarantor in the due observance or performance of any term or condition contained in any Order applicable to it;

         (i) any provision of any Loan Document shall for any reason cease to be valid and binding or the Borrower or any of the Guarantors, or the Borrower or any of the Guarantors shall so assert in any pleading filed in any court; or

         (j) an order of the Bankruptcy Court shall be entered reversing, amending, supplementing, staying for a period in excess of 10 days, vacating or otherwise modifying either of the Orders or terminating the use of cash collateral by the Borrower or the Guarantors pursuant to the Orders; or


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

         (k) any unsatisfied judgment or order as to a post-petition liability or debt for the payment of money in excess of $500,000 (to the extent not paid or covered by a reputable insurance company which has not disputed liability in writing) shall be rendered against the Borrower or any of the Guarantors and the enforcement thereof shall not have been stayed; or

         (l) any non-monetary judgment or order with respect to a post-petition event shall be rendered against the Borrower or any of the Guarantors which does or would reasonably be expected to (i) cause a material adverse change in the financial condition, business, prospects, operations or assets of the Borrower and the Guarantors taken as a whole on a consolidated basis, (ii) have a material adverse effect on the ability of the Borrower or any of the Guarantors to perform their respective obligations under any Loan Document, or (iii) have a material adverse effect on the rights and remedies of the Agent or any DIP Lender under any Loan Document, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (m) except as permitted by the Orders, the Borrower or the Guarantors shall make any Pre-Petition Payment other than Pre-Petition Payments authorized by the Bankruptcy Court (i) in "first day orders" approved by the Agent (including to pay pre-petition trust fund taxes) or (ii) to pay lease payments reflected in the Budget in respect of Capital Leases constituting Pre-Petition Indebtedness; or

         (n) any Termination Event described in clauses (iii) or (iv) of the definition of such term shall have occurred and shall continue unremedied for more than 10 days and the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of the Plan in respect of which such Termination Event shall have occurred and be continuing and the Insufficiency of any and all other Plans with respect to which such a Termination Event (described in such clauses (iii) or (iv)) shall have occurred and then exist is equal to or greater than $100,000; or

         (o) (i) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Borrower or such ERISA Affiliate does not have reasonable grounds to contest such Withdrawal Liability and is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of such Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or such ERISA Affiliate in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $50,000 allocable to post-petition obligations or requires payments exceeding $100,000 per annum in excess of the annual payments made with respect to such Multiemployer Plans by the Borrower or such ERISA Affiliate for the plan year immediately preceding the plan year in which such notification is received; or


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

         (p) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years that include the date hereof by an amount exceeding $100,000; or

         (q) the Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA (other than the failure to make any contribution accrued and unpaid as of the Petition Date) and the amount determined under Section 302(f)(3) of ERISA is equal to or greater than $100,000; or

         (r) it shall be determined (whether by the Bankruptcy Court or by any other judicial or administrative forum) that the Borrower or any Guarantor is liable for the payment of claims arising out of any failure to comply (or to have complied) with applicable environmental laws or regulations the payment of which will have a material adverse effect on the financial condition, business, properties, operations or assets of the Borrower and the Guarantors, taken as a whole, and the enforcement thereof shall not have been stayed;

then, and in every such event and at any time thereafter during the continuance of such event, and without further order of or application to the Bankruptcy Court, the Agent may, and at the request of the Required DIP Lenders shall take one or more of the following actions, at the same or different times (provided, that with respect to clause (iv) below and the enforcement of Liens or other remedies with respect to the Collateral referred to in clause (v) below, the Agent shall provide the Borrower and its counsel (with a copy to counsel for any Official Creditors' Committee in the Cases, to counsel for the Pre-Petition Agent and to the United States Trustee for the Southern District of New York) with five (5) Business Days' written notice prior to taking the action contemplated thereby, and provided, further, that upon receipt of notice referred to in the immediately preceding clause with respect to the accounts referred to in clause (iv) below, the Borrower may continue to make ordinary course disbursements from such accounts (other than the Letter of Credit Account) but may not withdraw or disburse any other amounts from such accounts):
(i) terminate forthwith the Total Commitment; (ii) declare the Loans then outstanding to be forthwith due and payable, whereupon the principal of the Loans together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary


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

notwithstanding; (iii) require the Borrower and the Guarantors upon demand to forthwith deposit in the Letter of Credit Account cash in an amount that, together with any amounts then held in the Letter of Credit Account, is equal to the sum of 105% of the then outstanding Letters of Credit (and to the extent the Borrower and the Guarantors shall fail to furnish such funds as demanded by the Agent, the Agent shall be authorized to debit the accounts of the Borrower and the Guarantors maintained with the Agent in such amount five (5) Business Days after the giving of the notice referred to above); (iv) set-off amounts in the Letter of Credit Account or any other accounts maintained with the Agent and apply such amounts to the obligations of the Borrower and the Guarantors hereunder and in the other Loan Documents; and (v) exercise any and all remedies under the Loan Documents and under applicable law available to the Agent and the DIP Lenders.

                                   ARTICLE 8
                                   THE AGENT

         SECTION 8.01. Administration by Agent. The general administration of the Loan Documents shall be performed by the Agent. Each DIP Lender hereby irrevocably authorizes the Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto (including the release of Collateral in connection with any transaction that is expressly permitted by the Loan Documents). The Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents.

         SECTION 8.02. Advances and Payments.

         (a) On the date of each Loan, the Agent shall be authorized (but not obligated) to advance, for the account of each of the DIP Lenders, the amount of the Loan to be made by it in accordance with its Commitment hereunder. Should the Agent do so, each of the DIP Lenders agrees forthwith to reimburse the Agent in immediately available funds for the amount so advanced on its behalf by the Agent, together with interest at the Federal Funds Effective Rate if not so reimbursed on the date due from and including such date but not including the date of reimbursement.

         (b) Any amounts received by the Agent in connection with this Agreement (other than amounts to which the Agent is entitled pursuant to Sections 2.19, 8.06, 10.05 and 10.06), the application of which is not otherwise provided for in this Agreement shall be applied, first, in accordance with each DIP Lender's Commitment Percentage to pay accrued but unpaid Commitment Fees or Letter of Credit Fees, and second, in accordance


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

with each DIP Lender's Commitment Percentage to pay accrued but unpaid interest and the principal balance outstanding and all reimbursed Letter of Credit drawings. All amounts to be paid to a DIP Lender by the Agent shall be credited to that DIP Lender, after collection by the Agent, in immediately available funds either by wire transfer or deposit in that DIP Lender's correspondent account with the Agent, as such DIP Lender and the Agent shall from time to time agree.

         SECTION 8.03. Sharing of Setoffs. Each DIP Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, including, but not limited to, a secured claim under
Section 506 of the Bankruptcy Code or other security interest arising from, or in lieu of, such secured claim and received by such DIP Lender under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans is proportionately less than the unpaid portion of the Loans of any other DIP Lender (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other DIP Lender a participation in the Loans of such other DIP Lender, so that the aggregate unpaid principal amount of each DIP Lender's Loans and its participation in Loans of the other DIP Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to the obtaining of such payment was to the principal amount of all Loans outstanding prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the DIP Lenders share such payment pro-rata, provided that if any such non-pro-rata payment is thereafter recovered or otherwise set aside, such purchase of participation shall be rescinded (without interest). The Borrower expressly consents to the foregoing arrangements and agrees that any DIP Lender holding (or deemed to be holding) a participation in a Loan may exercise any and all rights of banker's lien, setoff (in each case, subject to the same notice requirements as pertain to clause (iv) of the remedial provisions of Section 7.01) or counterclaim with respect to any and all moneys owing by the Borrower to such DIP Lender as fully as if such DIP Lender held a Note and was the original obligee thereon, in the amount of such participation.

         SECTION 8.04. Agreement of Required DIP Lenders. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required DIP Lenders, action shall be taken by the Agent for and on behalf or of the benefit of all DIP Lenders upon the direction of the Required DIP Lenders, and any such action shall be binding on all DIP Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 10.10.

         SECTION 8.05. Liability of Agent.

         (a) The Agent when acting on behalf of the DIP Lenders, may execute any of its respective duties under this Agreement by or through any of its respective officers,


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

agents, and employees, and neither the Agent, either Co-Arranger nor their respective directors, officers, agents, employees or Affiliates shall be liable to the DIP Lenders or any of them for any action taken or omitted to be taken in good faith, or be responsible to the DIP Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Agent, each Co-Arranger and their respective directors, officers, agents, employees and Affiliates shall in no event be liable to the DIP Lenders or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required DIP Lenders or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, neither the Agent, the Co-Arrangers nor any of their respective directors, officers, employees, agents or Affiliates shall be responsible to any DIP Lender for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents.

         (b) Neither the Agent, the Co-Arrangers nor any of their respective directors, officers, employees, agents or affiliates shall have any responsibility to the Borrower or the Guarantors on account of the failure or delay in performance or breach by any DIP Lender or by the Borrower or the Guarantors of any of their respective obligations under this Agreement or any of the Loan Documents or in connection herewith or therewith.

         (c) The Agent, in its capacity as Agent hereunder, shall be entitled to rely on any communication, instrument, or document reasonably believed by such person to be genuine or correct and to have been signed or sent by a person or persons believed by such person to be the proper person or persons, and such person shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by such person.

         SECTION 8.06. Reimbursement and Indemnification. Each DIP Lender agrees
(i) to reimburse (x) the Agent for such DIP Lender's Commitment Percentage of any expenses and fees incurred for the benefit of the DIP Lenders under this Agreement and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the DIP Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrower or the Guarantors and (y) the Agent for such DIP Lender's Commitment Percentage of any expenses of the Agent incurred for the benefit of the DIP Lenders that the Borrower has agreed to reimburse pursuant to Section 10.05 and has failed to so reimburse and (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees, agents or Affiliates, on demand, in the amount of its proportionate share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the Loan Documents to the extent not reimbursed by the Borrower or the Guarantors (except such as shall result from their respective gross negligence or willful misconduct).

         SECTION 8.07. Rights of Agent. It is understood and agreed that MSSF and Lehman (and their respective affiliates) shall have the same rights and powers hereunder (including the right to give such instructions) as the other DIP Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrower or any Guarantor, as though they were not the Agent of the DIP Lenders and/or Co-Arranger under this Agreement.

         SECTION 8.08. Independent DIP Lenders. Each DIP Lender acknowledges that it has decided to enter into this Agreement and to make the Loans hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Borrower and the Guarantors and agrees that the Agent shall bear no responsibility therefor.

         SECTION 8.09. Notice of Transfer. The Agent may deem and treat a DIP Lender party to this Agreement as the owner of such DIP Lender's portion of the Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such DIP Lender shall have been received by the Agent.

         SECTION 8.10. Successor Agent. The Agent may resign at any time by giving written notice thereof to the DIP Lenders and the Borrower. Upon any such resignation, the Required DIP Lenders shall have the right to appoint a successor Agent, which shall be reasonably satisfactory to the Borrower. If no successor Agent shall have been so appointed by the Required DIP Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the DIP Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000, which shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


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

                                   ARTICLE 9
                                    GUARANTY

         SECTION 9.01. Guaranty.

         (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment and performance by the Borrower of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guaranty notwithstanding any extension or renewal of any of the Obligations. The Obligations of the Guarantors shall be joint and several.

         (b) Each of the Guarantors waives presentation to, demand for payment from and protest to the Borrower or any other Guarantor, and also waives notice of protest for nonpayment. The Obligations of the Guarantors hereunder shall not be affected by (i) the failure of the Agent or a DIP Lender to assert any claim or demand or to enforce any right or remedy against the borrower or any other Guarantor under the provisions of this Agreement or any other Loan Document or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the Loan Documents;
(iv) the release, exchange, waiver or foreclosure of any security held by the Agent for the Obligations or any of them; (v) the failure of the Agent or a DIP Lender to exercise any right or remedy against any other Guarantor; or (vi) the release or substitution of the Borrower or any other Guarantor.

         (c) Each of the Guarantors further agrees that this guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by the Agent or a DIP Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Agent or a DIP Lender in favor of the Borrower or any other Guarantor, or to any other Person.

         (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstances affecting the ability of the Borrower to perform under this Agreement.

         (e) Each Guarantor's guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations that might otherwise constitute a defense to this Guaranty.


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

         (f) Subject to the provisions of Section 7.01, upon the Obligations becoming due and payable (by acceleration or otherwise), the DIP Lenders shall be entitled to immediate payment of such Obligations by the Guarantors upon written demand by the Agent, without further application to or order of the Bankruptcy Court.

         SECTION 9.02. No Impairment of Guaranty. The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or a DIP Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until the Obligations are paid in full.

         SECTION 9.03. Subrogation. Upon payment by any Guarantor of any sums to the Agent or a DIP Lender hereunder, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final payment in full of all the Obligations. If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Agent and the DIP Lenders and shall forthwith be paid to the Agent and the DIP Lenders to be credited and applied to the Obligations, whether matured or unmatured.

         SECTION 9.04. Release of Guaranty. The obligations of a Guarantor under this Article 9 will terminate upon a sale or other disposition of such Guarantor or the sale or disposition of all or substantially all the assets of such Guarantor (in each case other than to the Borrower or a Subsidiary of the Borrower) that is permitted by Section 6.11 of this Agreement so long as the Net Cash Proceeds of such sale or disposition are applied as required by Section
2.13 of this Agreement.


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

                                   ARTICLE 10
                                 MISCELLANEOUS

         SECTION 10.01. Notices. Notices and other communications provided for herein shall be in writing (including telegraphic, telex, facsimile or cable communication) and shall be mailed, telegraphed, telexed, transmitted, cabled or delivered to the Borrower or any Guarantor at 3445 Peachtree Road, Suite 700, Atlanta, GA 30326, Attention: Chief Financial Officer, if to a DIP Lender, to it as set forth on Annex A and if to the Agent, at its address at 1285 Broadway, 10 th Floor, New York, NY 10036, Attention: James Morgan, with a copy to it at 1221 Avenue of the Americas, 35 th Floor, New York, NY 10020, Attention: Morgan Edwards, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail; or when delivered to the telegraph company, charges prepaid, if by telegram; or when receipt is acknowledged, if by any telegraphic communications or facsimile equipment of the sender, in each case addressed to such party as provided in this Section 10.01 or in accordance with the latest unrevoked written direction from such party; provided, however, that in the case of notices to the Agent notices pursuant to the preceding sentence with respect to change of address and pursuant to Section 2 shall be effective only when received by the Agent.

         SECTION 10.02. Survival of Agreement, Representations and Warranties, etc. All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the DIP Lenders and shall survive the making of the Loans herein contemplated regardless of any investigation made by any DIP Lender or on its behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower and the Guarantors hereunder with respect to the Borrower and the Guarantors.

         SECTION 10.03. Successors and Assigns.

         (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the DIP Lenders and their respective successors and assigns. Neither the Borrower nor any of the Guarantors may assign or transfer any of their rights or obligations hereunder without the prior written consent of all of the DIP Lenders. Each DIP Lender may sell participations to any Person in all or part of any Loan, or all or part of its Commitment, in which event, without limiting the foregoing, the provisions of Section 2.15 shall inure to the benefit of each purchaser of a participation (provided that such participant shall look solely to the seller of such participation for such benefits and the Borrower's and the Guarantors' liability, if any, under Sections 2.15 and 2.18 shall not be increased as a result of the sale of any such participation) and the pro rata treatment of payments, as described in
Section 2.17, shall be determined as if such DIP Lender had not sold such participation. In the event any DIP Lender shall sell any participation, such DIP Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and each of the Guarantors relating to the Loans, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement (provided that such DIP Lender may grant its participant the right to consent to such DIP Lender's execution of amendments, modifications or waivers that (i) reduce any Fees payable hereunder to the DIP Lenders, (ii) reduce the amount of any scheduled principal payment on any Loan or reduce the principal amount of any Loan or the stated rate of interest payable hereunder or (iii) extend the maturity of the Borrower's obligations hereunder). The sale of any such participation shall not alter the rights and obligations of the DIP Lender selling such participation hereunder with respect to the Borrower or the Guarantors.

         (b) Each DIP Lender may assign to one or more DIP Lenders or Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it), provided, however, that (i) other than in the case of an assignment to a DIP Lender Affiliate of the assignor DIP Lender or to another DIP Lender, the Agent and the Fronting Bank must give their respective prior written consent to such assignment, which consent will not be unreasonably withheld, (ii) the aggregate amount of the Commitment and/or Loans of the assigning DIP Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall, unless otherwise agreed to in writing by the Borrower and the Agent, in no event be less than $1,000,000 or the remaining portion of such DIP Lender's Commitments, if less and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance with blanks appropriately completed, together with a processing and recordation fee of $3,500 (for which the Borrower shall have no liability). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be within ten Business Days after the execution thereof (unless otherwise agreed to in writing by the Agent), (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a DIP Lender hereunder and (B) the DIP Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning DIP Lender's rights and obligations under this Agreement, such DIP Lender shall cease to be a party hereto).

         (c) By executing and delivering an Assignment and Acceptance, the DIP Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such DIP Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents; (ii) such DIP Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto, (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the financial statements referred to in
Section 3.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such DIP Lender assignor or any other DIP Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms thereto, together with such powers as are reasonably incidental hereof; and (vi) such assignee agrees that it will perform in accordance with their terms all obligations that by the terms of this Agreement are required to be performed by it as a DIP Lender.

         (d) The Agent shall maintain at its office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the DIP Lenders and the Commitments of, and principal amount of the Loans owing to, each DIP Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantors, the Agent and the DIP Lenders shall treat each Person the name of which is recorded in the Register as a DIP Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any DIP Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning DIP Lender and the assignee thereunder together with the fee payable in respect thereto, the Agent shall, if such Assignment and Acceptance has been completed with blanks appropriately filled and consented to by the Agent and the Fronting Bank (to the extent such consent is required hereunder),
(i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the Borrower (together with a copy thereof). No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (f) Any DIP Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.03, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any of the Guarantors furnished to such DIP Lender by or on behalf of the Borrower or any of the Guarantors; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to be bound by the provisions of Section 10.04.

         (g) The Borrower hereby agrees to actively assist and cooperate with the Agent in the Agent's efforts to sell participations herein (as described in Section 10.03(a)) and assign to one or more DIP Lenders or Eligible Assignees a portion of its interests, rights and obligations under this Agreement (as set forth in Section 10.03(b)).

         (h) Each DIP Lender agrees that if any Primed Lender that is an Eligible Assignee wishes to become a DIP Lender then, such Primed Lender shall be entitled to assume a portion (determined as set forth below) of such DIP Lender's Commitment hereunder and acquire a corresponding portion of its outstanding Loans and Letter of Credit Outstandings for a purchase price equal to 100% of such outstanding Loans plus unreimbursed Letter of Credit Outstandings plus accrued and unpaid interest and fees payable in respect thereof. Each such assumption and assignment shall be effected in accordance with this Section 10.03. The portion of each DIP Lender's Commitment subject to assumption by such Primed Lender shall be determined as follows. The Primed Lender shall be entitled to a Commitment Percentage equal to its Scheduled Percentage. Therefore, the Commitment Percentage of each DIP Lender shall be reduced to the extent it exceeds its Scheduled Percentage (with the greatest excess being reduced first and DIP Lenders with the same excess being reduced ratably) until the aggregate amount of such reductions constitute a Commitment Percentage equal to the Primed Lender's Scheduled Percentage. The Primed Lender that wishes to become a DIP Lender shall then assume from each DIP Lender the portion of its Commitment corresponding to the reduction (if any) applicable to such DIP Lender.

         SECTION 10.04. Confidentiality. Each DIP Lender agrees to keep any information delivered or made available by the Borrower or any of its Subsidiaries to it confidential from anyone other than persons employed or retained by such DIP Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loan and then only on a confidential basis; provided that nothing herein shall prevent any DIP Lender from disclosing such information (i) to any of its Affiliates or to any other DIP Lender, provided such Affiliate agrees to keep such information confidential to the same extent required by the DIP Lenders hereunder, (ii) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority, (iii) that has been publicly disclosed other than as a result of a disclosure by the Agent or any DIP Lender that is not permitted by this Agreement, (iv) in connection with any litigation to which the Agent, any DIP Lender, or their respective Affiliates may be a party to the extent reasonably required, (v) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vi) to such DIP Lender's legal counsel and independent auditors and then only on a confidential basis and (vii) to any actual or proposed participant or assignee of all or part of its rights hereunder subject to the proviso in Section 10.03(f). Each DIP Lender shall use reasonable efforts to notify the Borrower of any required disclosure under clause (ii) of this Section prior to making such disclosure.

         SECTION 10.05. Expenses. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the Guarantors agree to pay all reasonable expenses incurred by the Agent (including but not limited to the reasonable fees and disbursements of Davis Polk & Wardwell, special counsel for the Agent, any other counsel that the Agent shall retain and any internal or third-party appraisers, consultants and auditors advising the Agent and their counsel) in connection with the preparation, execution, delivery and administration of this Agreement and the other Loan Documents, the making of the Loans and the issuance of the Letters of Credit, the perfection of the Liens contemplated hereby, the syndication of the transactions contemplated hereby, the costs, fees and expenses of the Agent in connection with its monthly and other periodic field audits, monitoring of assets (including reasonable and customary internal collateral monitoring fees) and publicity expenses, and, following the occurrence of an Event of Default, all expenses incurred by the DIP Lenders and the Agent in the enforcement or protection of the rights of any one or more of the DIP Lenders or the Agent in connection with this Agreement or the other Loan Documents, including but not limited to the reasonable fees and disbursements of any counsel for the DIP Lenders or the Agent. Such payments shall be made on the date of the Interim Order and thereafter within five days of demand upon delivery of a statement setting forth such costs and expenses. The obligations of the Borrower and the Guarantors under this Section shall survive the termination of this Agreement and/or the payment of the Loans.

         SECTION 10.06. Indemnity. The Borrower and each of the Guarantors agree to indemnify and hold harmless the Agent, and the DIP Lenders and their directors, officers, employees, agents and Affiliates (each an "INDEMNIFIED PARTY") from and against any and all expenses, losses, claims, damages and liabilities incurred by such Indemnified Party arising out of claims made by any Person in any way relating to the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities to the extent that they are determined by the final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party. The obligations of the Borrower and the Guarantors under this Section shall survive the termination of this Agreement and/or the payment of the Loans.

         SECTION 10.07. CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         SECTION 10.08. No Waiver. No failure on the part of the Agent or any of the DIP Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 10.09. Extension of Maturity. Should any payment of principal of or interest or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.

         SECTION 10.10. Amendments, etc.

         (a) No modification, amendment or waiver of any provision of this Agreement or the Security and Pledge Agreement and no consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required DIP Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no such modification or amendment shall, without the written consent of the DIP Lender affected thereby
(x) increase the Commitment of a DIP Lender (it being understood that a waiver of an Event of Default shall not constitute an increase in the Commitment of a DIP Lender), or (y) reduce the principal amount of any Loan or the stated rate of interest payable thereon, or extend any date for the payment of interest hereunder or reduce any Fees payable hereunder or extend the final maturity of the Borrower's obligations hereunder; and, provided, further, that no such modification or amendment shall, without the written consent of (A) all of the DIP Lenders (i) amend or modify any provision of this Agreement that provides for the unanimous consent or approval of the DIP Lenders, (ii) amend this
Section 10.10 or the definition of Required DIP Lenders or (iii) amend or modify the Superpriority Claim status of the DIP Lenders contemplated by Section 2.23 or (B) the Super-Majority DIP Lenders (as hereinafter defined), (i) release all or any substantial portion of the Collateral from the Liens granted to the Agent hereunder, under the Orders or under any other Loan Document, (ii) release any Guarantor or (iii) change Schedule 3.15 or any defined term in a manner which would increase the amount of the Available Commitment. No such amendment or modification may adversely affect the rights and obligations of the Agent or any Fronting Bank hereunder or any DIP Lender in the capacity referred to in Section 6.03(a)(iv) without its prior written consent. No notice to or demand on the Borrower or any Guarantor shall entitle the Borrower or any Guarantor to any other or further notice or demand in the same, similar or other circumstances. Each assignee under Section 10.03(b) shall be bound by any amendment, modification, waiver, or consent authorized as provided herein, and any consent by a DIP Lender shall bind any Person subsequently acquiring an interest on the Loans held by such DIP Lender. No amendment to this Agreement shall be effective against the Borrower or any Guarantor unless signed by the Borrower or such Guarantor, as the case may be.

         (b) Notwithstanding anything to the contrary contained in Section 10.10(a), in the event that the Borrower requests that this Agreement be modified or amended in a manner that would require the unanimous consent of all of the DIP Lenders (or the consent described in clause (B) of the first sentence of Section 10.10(a)) and such modification or amendment is agreed to by the Super-Majority DIP Lenders (as hereinafter defined), then with the consent of the Borrower and the Super-Majority DIP Lenders, the Borrower and the Super-Majority DIP Lenders shall be permitted to amend the Agreement without the consent of the DIP Lender or DIP Lenders that did not agree to the modification or amendment requested by the Borrower (such DIP Lender or DIP Lenders, collectively the "MINORITY DIP LENDERS") to provide for (w) the termination of the Commitment of each of the Minority DIP Lenders, (x) the addition to this Agreement of one or more other financial institutions (each of which shall be an Eligible Assignee), or an increase in the Commitment of one or more of the Super-Majority DIP Lenders, so that the Total Commitment after giving effect to such amendment shall be in the same amount as the Total Commitment immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new financial institutions or Super-Majority DIP Lender or DIP Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority DIP Lenders immediately before giving effect to such amendment and (z) such other modifications to this Agreement as may be appropriate. As used herein, the term "SUPER-MAJORITY DIP LENDERS" shall mean, at any time, DIP Lenders holding Loans representing at least 66-2/3% of the aggregate principal amount of the Loans outstanding, or if no Loans are outstanding, DIP Lenders having Commitments representing at least 66-2/3% of the Total Commitment.

         SECTION 10.11. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.12. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         SECTION 10.13. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 10.14. Prior Agreements. This Agreement and the other Loan Documents represent the entire agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between the Borrower or a Guarantor and any DIP Lender or the Agent prior to the execution of this Agreement.

         SECTION 10.15. Further Assurances. Whenever and so often as reasonably requested by the Agent, the Borrower and the Guarantors will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the Agent all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement and the other Loan Documents.

         SECTION 10.16. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS, THE AGENT AND EACH BANK HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written above.

                                        BORROWER:

                                        LODGIAN, INC.



                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                        Title: Vice President

                                        GUARANTORS:

                                        1075 HOSPITALITY, L.P.
                                        By: Stevens Creek Hospitality, Inc.,
                                            as General Partner
                                        12801 NWF BEVERAGE, INC.
                                        ALBANY HOTEL, INC.
                                        AMI OPERATING PARTNERS, L.P.
                                        By: AMIOP Acquisition Corp.,
                                            as General Partner
                                        AMIOP ACQUISITION CORP.
                                        APICO HILLS, INC.
                                        APICO INNS OF GREEN TREE, INC.
                                        APICO INNS OF PENNSYLVANIA, INC.
                                        APICO INNS OF PITTSBURGH, INC.
                                        APICO MANAGEMENT CORP.
                                        ATLANTA-BOSTON SPE, INC.
                                        ATLANTA-BOSTON HOLDINGS LLC
                                        ATLANTA-BOSTON LODGING LLC
                                        ATLANTA-HILLSBORO LODGING, L.L.C.
                                        BRECKSVILLE HOSPITALITY, INC.
                                        BRECKSVILLE HOSPITALITY, L.P.
                                        By: Brecksville Hospitality, Inc.,
                                            as General Partner
                                        BRUNSWICK MOTEL ENTERPRISES, INC.
                                        COLUMBUS HOSPITALITY ASSOCIATES,
                                          LIMITED PARTNERSHIP
                                        By: Servico Columbus, Inc.,
                                            as General Partner
                                        DEDHAM BEVERAGE MANAGEMENT, INC.

                                        DEDHAM LODGING ASSOCIATES I,
                                          LIMITED PARTNERSHIP
                                        By: Impac SPE #3, Inc.,
                                            as General Partner
                                        DOTHAN HOSPITALITY 3053, INC.
                                        DOTHAN HOSPITALITY 3071, INC.
                                        EAST WASHINGTON HOSPITALITY
                                          LIMITED PARTNERSHIP
                                        By: Servico East Washington, Inc.,
                                            as General Partner
                                        EUROPEAN VENTURES, INC.
                                        FAYETTEVILLE MOTEL ENTERPRISES, INC.
                                        FORT WAYNE HOSPITALITY
                                          ASSOCIATES II, LIMITED PARTNERSHIP
                                        By: Servico Fort Wayne II, Inc.,
                                            as General Partner
                                        FOURTH STREET HOSPITALITY, INC.
                                        GADSDEN HOSPITALITY, INC.
                                        GREAT SOUTHERN MINING CO., INC.
                                        GROUPERS & COMPANY SEAFOOD
                                          RESTAURANT
                                        HARRISBURG MOTEL ENTERPRISES, INC.
                                        HEARTLANDS GARDEN GRILLE, INC
                                        HILTON HEAD MOTEL ENTERPRISES, INC.
                                        IMPAC DEVELOPMENT AND
                                          CONSTRUCTION L.L.C.
                                        IMPAC HOLDINGS III, L.L.C.
                                        IMPAC HOTEL GROUP, L.L.C.
                                        IMPAC HOTEL MANAGEMENT L.L.C.
                                        IMPAC HOTELS I, L.L.C.
                                        IMPAC HOTELS II, L.L.C.
                                        IMPAC HOTELS III, L.L.C.
                                        IMPAC SPE #1, INC.
                                        IMPAC SPE #2, INC.
                                        IMPAC SPE #3, INC.
                                        IMPAC SPE #4, INC.
                                        IMPAC SPE #5, INC.
                                        IMPAC SPE #6, INC.
                                        ISLAND MOTEL ENTERPRISES, INC.
                                        KDS CORPORATION
                                        KINSER MOTEL ENTERPRISES, INC.
                                        LAFAYETTE BEVERAGE

                                          MANAGEMENT, INC
                                        LAWRENCE HOSPITALITY
                                          ASSOCIATES, L.P.
                                        By: Servico Lawrence, Inc.,
                                            as General Partner
                                        LITTLE ROCK LODGING ASSOCIATES,
                                        LIMITED PARTNERSHIP
                                        By: Lodgian Richmond SPE, Inc.,
                                            as General Partner
                                        LODGIAN ACQUISITION, LLC.
                                        LODGIAN AMI, INC.
                                        LODGIAN ANAHEIM, INC.
                                        LODGIAN AUSTIN BEVERAGE CORP.
                                        LODGIAN DALLAS BEVERAGE CORP.
                                        LODGIAN FINANCING CORP.
                                        LODGIAN FLORIDA, INC.
                                        LODGIAN HOTELS, INC.
                                        LODGIAN MANAGEMENT CORP.
                                        LODGIAN MARKET CENTER
                                          BEVERAGE CORP.
                                        LODGIAN MOUNT LAUREL, INC.
                                        LODGIAN ONTARIO, INC.
                                        LODGIAN RICHMOND SPE, INC.
                                        LODGIAN RICHMOND, L.L.C.
                                        LODGIAN YORK MARKET STREET, INC.
                                        MANHATTAN HOSPITALITY
                                          ASSOCIATES, L.P.
                                        By: Servico Manhattan, Inc.,
                                            as General Partner
                                        MCKNIGHT MOTEL, INC.
                                        MELBOURNE HOSPITALITY ASSOCIATES,
                                        LIMITED PARTNERSHIP
                                        By: Servico Melbourne, Inc.
                                            as General Partner
                                        MINNEAPOLIS MOTEL ENTERPRISES, INC.
                                        MOON AIRPORT MOTEL, INC.
                                        MULLIGAN'S, INC.
                                        NEW ORLEANS AIRPORT MOTEL
                                          ENTERPRISES, INC.

                                        NH MOTEL ENTERPRISES, INC.
                                        PALM BEACH MOTEL ENTERPRISES, INC.
                                        PENMOCO, INC.
                                        RALEIGH MOTEL ENTERPRISES, INC.
                                        RALEIGH-DOWNTOWN ENTERPRISES, INC.
                                        ROYCE HOLDING CORP.
                                        ROYCE HOTEL CORPORATION
                                          OF DELAWARE
                                        ROYCE MANAGEMENT CORP.
                                          OF GEORGIA
                                        SAGINAW HOSPITALITY,
                                        LIMITED PARTNERSHIP
                                        By: Servico Saginaw, Inc.,
                                            as General Partner
                                        SECOND FAYETTEVILLE MOTEL
                                          ENTERPRISES, INC.
                                        SECOND PALM BEACH MOTEL
                                          ENTERPRISES, INC.
                                        SERVICO ACQUISITION CORP.
                                        SERVICO AUSTIN, INC.
                                        SERVICO CEDAR RAPIDS, INC.
                                        SERVICO CENTRE ASSOCIATES, LTD.
                                        By: Palm Beach Motel Enterprises, Inc.,
                                            as General Partner
                                        SERVICO COLESVILLE, INC.
                                        SERVICO COLUMBIA II, INC.
                                        SERVICO COLUMBIA, INC.
                                        SERVICO COLUMBUS, INC.
                                        SERVICO CONCORD, INC.
                                        SERVICO COUNCIL BLUFFS, INC.
                                        SERVICO EAST WASHINGTON, INC.
                                        SERVICO FLAGSTAFF, INC.
                                        SERVICO FORT WAYNE II, INC.
                                        SERVICO FORT WAYNE, INC.
                                        SERVICO FRISCO, INC.
                                        SERVICO FT. PIERCE, INC.
                                        SERVICO GRAND ISLAND, INC.
                                        SERVICO HILTON HEAD, INC.
                                        SERVICO HOSPITALITY, INC.
                                        SERVICO HOTELS I, INC.
                                        SERVICO HOTELS II, INC.
                                        SERVICO HOTELS III, INC.
                                        SERVICO HOTELS IV, INC.

                                        SERVICO HOUSTON, INC.
                                        SERVICO INVESTMENT COMPANY
                                          OF DELAWARE, INC.
                                        SERVICO JAMESTOWN, INC.
                                        SERVICO LANSING, INC.
                                        SERVICO LAWRENCE II, INC.
                                        SERVICO LAWRENCE, INC.
                                        SERVICO MANAGEMENT CORPORATION
                                        SERVICO MANAGEMENT CORP.
                                        SERVICO MANHATTAN, INC.
                                        SERVICO MANHATTAN II, INC.
                                        SERVICO MARKET CENTER, INC.
                                        SERVICO MARYLAND, INC.
                                        SERVICO MELBOURNE, INC.
                                        SERVICO METAIRIE, INC.
                                        SERVICO NEW YORK, INC.
                                        SERVICO NIAGARA FALLS, INC.
                                        SERVICO NORTHWOODS, INC.
                                        SERVICO OMAHA CENTRAL, INC.
                                        SERVICO OMAHA, INC.
                                        SERVICO OPERATIONS CORPORATION
                                        SERVICO PENSACOLA 7200, INC.
                                        SERVICO PENSACOLA 7330, INC.
                                        SERVICO PENSACOLA, INC.:
                                        SERVICO ROLLING MEADOWS, INC.
                                        SERVICO ROSEVILLE, INC.
                                        SERVICO SAGINAW, INC.
                                        SERVICO SILVER SPRING, INC.
                                        SERVICO SUMMERVILLE, INC.
                                        SERVICO TUCSON, INC.
                                        SERVICO WEST DES MOINES, INC.
                                        SERVICO WEST PALM BEACH, INC.
                                        SERVICO WICHITA, INC.
                                        SERVICO WINDSOR, INC.
                                        SERVICO WINTER HAVEN, INC.
                                        SERVICO WORCESTER, INC.
                                        SERVICO, INC.
                                        SHARON MOTEL ENTERPRISES, INC.
                                        SHC OF DELAWARE, INC.
                                        SHEFFIELD MOTEL ENTERPRISES, INC.
                                        SIOUX CITY HOSPITALITY, LP
                                        By: Fourth Street Hospitality, Inc.,
                                            as General Partner

                                        SIXTEEN HOTELS, INC.
                                        STEVENS CREEK HOSPITALITY, INC..
                                        W.V.B.M., INC.
                                        WASHINGTON MOTEL ENTERPRISES, INC.
                                        WILPEN, INC.
                                        WORCESTER HOSPITALITY ASSOCIATES,
                                        LIMITED PARTNERSHIP
                                        By: Servico Worcester, Inc.,
                                            as General Partner



                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                        Title: Vice President

                                        AGENT:

                                        MORGAN STANLEY SENIOR FUNDING, INC.
                                          Individually and as Agent



                                        By: /s/ Stephen Hannan
                                           ------------------------------------
                                        Title: Vice President
                                        Address: 1221 Avenue of the Americas
                                        New York, New York 10020

                                        LENDERS:

                                        MORGAN STANLEY SENIOR FUNDING, INC.



                                        By: /s/ Stephen Hannan
                                           ------------------------------------
                                        Title: Vice President

                                        LEHMAN COMMERCIAL PAPER INC.



                                        By: /s/ Francis X. Gilhool
                                           ------------------------------------
                                        Title: Authorized Signatory

                                        FRONTING BANK:

                                        MORGAN STANLEY SENIOR FUNDING, INC.



                                        By: /s/ Stephen Hannan
                                           ------------------------------------
                                        Title: Vice President

                                    ANNEX A
                                       to
                    REVOLVING CREDIT AND GUARANTY AGREEMENT

                         Dated as of December 31, 2001

                                               COMMITMENT           COMMITMENT
BANK                                             AMOUNT             PERCENTAGE
----                                           -----------          ----------
Morgan Stanley Senior Funding, Inc.            $12,500,000             50%
    Address for Notice:

Lehman Commercial Paper, Inc.                  $12,500,000             50%
    Address for Notice:

Total                                          $25,000,000            100%
                                               -----------          ----------


                                                               Exhibit A to the
                                                           Revolving Credit and
                                                             Guaranty Agreement

                       FORM OF ASSIGNMENT AND ACCEPTANCE

         AGREEMENT dated as of ___________, _____ among [NAME OF ASSIGNOR] (the "Assignor") and [NAME OF ASSIGNEE] (the "Assignee").

         WHEREAS, this Assignment and Acceptance (the "Agreement") relates to the DIP Credit Agreement dated as of December 31, 2001 among Lodgian, Inc. (the "Borrower"), the Assignor and the other DIP Lenders party thereto, the Guarantors party thereto and Morgan Stanley Senior Funding, Inc., as Agent (the "Agent") (as amended from time to time, the "DIP Credit Agreement");

         WHEREAS, as provided under the DIP Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower and participate in Letters of Credit in an aggregate principal amount at any time outstanding not to exceed $______;

         [WHEREAS, Loans made to the Borrower by the Assignor under the DIP Credit Agreement in the aggregate principal amount of $________ are outstanding at the date hereof;]

         [WHEREAS, Letters of Credit with a total amount available for drawing thereunder of $___________ are outstanding at the date hereof; and]

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the DIP Credit Agreement in respect of a portion of its Revolving Commitment thereunder in an amount equal to $_________ (the "Assigned Amount"), together with a corresponding portion of each of its outstanding Loans and Letter of Credit Outstandings and the Assignee proposes to accept such assignment and assume the corresponding obligations of the Assignor under the DIP Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the DIP Credit Agreement.

         SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the DIP Credit Agreement to the extent of the Assigned Amount and a corresponding portion of each of its outstanding Loans and Letter of Credit Outstandings, and the Assignee hereby accepts such assignment from the

Assignor and assumes all of the obligations of the Assignor under the DIP Credit Agreement to the extent of the Assigned Amount and the corresponding portion of each of its Loans and Letter of Credit Outstandings. Upon the execution and delivery hereof by the Assignor and the Assignee [and by the Borrower, the Agent and the Fronting Bank](1) and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a DIP Lender under the DIP Credit Agreement with a Commitment in an amount equal to the Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of its outstanding Loans and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by the Assigned Amount, and the Assignor shall be released from its obligations under the DIP Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.(2) Commitment fees and letter of credit participation fees accrued before the date hereof are for the account of the Assignor and such fees accruing on and after the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee agrees that if it receives any amount under the DIP Credit Agreement that is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and promptly pay the same to such other party.

         [SECTION 4. Consent of the Agent and the Fronting Bank. This Agreement is conditioned upon the consent of the Agent and each Fronting Bank pursuant to
Section 10.03(b) of the DIP Credit Agreement.](3)

         SECTION 5. Non-Reliance on Assignor, etc. By executing and delivering this Assignment and Acceptance, the Assignor and the Assignee confirm and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned free and clear of any adverse claim, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the DIP

---------------

         (1)      Delete if consent is not required.

         (2) Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

         (3)      Delete if consent is not required.

Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the DIP Credit Agreement or any of the other Loan Documents; (ii) the Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under the DIP Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto, (iii) the Assignee confirms that it has received a copy of the DIP Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Section 3.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iv) the Assignee will, independently and without reliance upon the Agent, the Assignor or any other DIP Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the DIP Credit Agreement;
(v) the Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the DIP Credit Agreement as are delegated to the Agent by the terms of the DIP Credit Agreement, together with such powers as are reasonably incidental thereof; and (vi) the Assignee agrees that it will perform in accordance with the terms all obligations that by the terms of th DIP Credit Agreement are required to be performed by it as a DIP Lender.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



                                       [NAME OF ASSIGNOR]



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       [NAME OF ASSIGNEE]



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

             [The undersigned consent to the foregoing assignment.



                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                       as Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:]



                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                       as Fronting Bank



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:]

                                                               Exhibit B to the
                                                           Revolving Credit and
                                                             Guaranty Agreement

                                  FORM OF NOTE

                                                             New York, New York
                                                             ____________, 200_

         For value received, LODGIAN, INC., a Delaware corporation (the "BORROWER"), promises to pay to the order of [NAME OF DIP LENDER] (the "LENDER") or registered assigns, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the dates provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates and as provided for in the Credit Agreement. All required cash payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Stanley Senior Funding, Inc., as Agent, New York, New York.

         All Loans made by the Lender, the respective Types of such Loans and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the promissory notes referred to in the Revolving Credit and Guaranty Agreement dated as of December 31, 2001 among Lodgian, Inc., the Subsidiaries named therein, the Lenders party thereto, and Morgan Stanley Senior Funding, Inc., as Agent (as amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

         This note shall be governed by and construed in accordance with the laws of the State of New York.



                                       LODGIAN, INC.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

                                           Amount of
            Amount of                       Principal      Notation
Date          Loan            Type           Repaid         Made By
-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

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

                                                               Exhibit C to the
                                                           Revolving Credit and
                                                             Guaranty Agreement

                             FORM OF INTERIM ORDER

                                                               Exhibit D to the
                                                           Revolving Credit and
                                                             Guaranty Agreement

                             FORM OF SECURITY AND
                                PLEDGE AGREEMENT

                                                               Exhibit E to the
                                                           Revolving Credit and
                                                             Guaranty Agreement

                          FORM OF OPINION OF COUNSEL

                                SCHEDULE 1.01(a)

                            EXISTING JOINT VENTURES

I.  COLUMBUS HOSPITALITY ASSOCIATES, LIMITED PARTNERSHIP

    General Partner:       Servico Columbus, Inc. (30%)
    Limited Partners:      (70%)

II.  MACON HOTEL ASSOCIATES, L.L.C.
     Members:              Impac Hotel Group, LLC (60% ordinary member);
                           PCG/Macon Investment Corp. (40% ordinary member)

III.MELBOURNE HOSPITALITY ASSOCIATES, LIMITED PARTNERSHIP
    General Partner:       Servico Melbourne, Inc. (50%)
    Limited Partners:      (50%)

IV. NEW ORLEANS AIRPORT MOTEL ASSOCIATES, LTD
    General Partner:       New Orleans Airport Motel Enterprises, Inc. (50%)
    Limited Partners:      (50%)

V. SERVICO CENTRE ASSOCIATES, LTD.

    General Partner:       Palm Beach Motel Enterprises, Inc. (50%)
    Limited Partners:      (50%)

                                 SCHEDULE 3.05

                                  SUBSIDIARIES

I.           1075 HOSPITALITY, L.P.
             General Partner:    Stevens Creek Hospitality, Inc. (51%)
             Limited Partner:    Lodgian Acquisition, L.L.C. (49%)

II.          12801 NWF BEVERAGE, INC.
             Shareholder:        Servico Houston, Inc.

III.         ALBANY HOTEL, INC.
             Shareholder:        Lodgian Financing Corp.

IV.          AMI OPERATING PARTNERS, L.P.
             General Partner:    AMIOP Acquisition Corp.
             Limited Partner:    Lodgian Financing Corp.

V.           AMIOP ACQUISITION CORP.
             Shareholder:        Lodgian Financing Corp.

VI.          APICO HILLS, INC.
             Shareholder:        Lodgian Financing Corp.

VII.         APICO INNS OF GREEN TREE, INC.
             Shareholder:        Lodgian Financing Corp.

VIII.        APICO INNS OF PENNSYLVANIA, INC.
             Shareholder:        Sharon Motel Enterprises

IX.          APICO INNS OF PITTSBURGH, INC.
             Shareholder:        Servico Operations Corp.

X.           APICO MANAGEMENT CORP.
             Shareholder:        Servico Operations Corp.

XI.          ATLANTA-BOSTON SPE, INC.
             Shareholder:        Impac Hotel Group, L.L.C.

XII.         ATLANTA-BOSTON HOLDINGS LLC
             Member:             Impac Hotel Group L.L.C.

XIII.        ATLANTA-BOSTON LODGING LLC
             Managing Member:    Atlanta - Boston SPE, Inc.
             Ordinary Member:    Atlanta - Boston Holdings, LLC

XIV.           ATLANTA-HILLSBORO LODGING, L.L.C.
               Member:           Lodgian Financing Corp.

XV.            BRECKSVILLE HOSPITALITY, INC.
               Shareholder:      Servico Operations Corporation

XVI.           BRECKSVILLE HOSPITALITY, L.P.
               General Partner:  Brecksville Hospitality, Inc. (51%)
               Limited Partner:  Lodgian Acquisition L.L.C. (49%)

XVII.          BRUNSWICK MOTEL ENTERPRISES, INC.
               Shareholder:      Lodgian Financing Corp.

XVIII.         COLUMBUS HOSPITALITY ASSOCIATES, LIMITED PARTNERSHIP
               General Partner:  Servico Columbus, Inc. (30%)
                                 Limited Partners: (50%)

XIX.           DEDHAM BEVERAGE MANAGEMENT, INC.
               Shareholder:      Impac Hotel Group, LLC.

XX.            DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP
               General Partner:  Impac SPE  #3, Inc.
               Limited Partner:  Impac Hotel Group L.L.C.

XXI.           DOTHAN HOSPITALITY 3053, INC.
               Shareholder:      Lodgian Financing Corp.

XXII.          DOTHAN HOSPITALITY 3071, INC.
               Shareholder:      Lodgian Financing Corp.

XXIII.         EAST WASHINGTON HOSPITALITY LIMITED PARTNERSHIP
               General Partner:  Servico East Washington, Inc. (51%)
               Limited Partner:  Servico Tucson, Inc. (49%)

XXIV.          EUROPEAN VENTURES, INC.
               Shareholder:      Servico Operations Corp.

XXV.           FAYETTEVILLE MOTEL ENTERPRISES, INC.
               Shareholder:      Lodgian Financing Corp.

XXVI.          FORT WAYNE HOSPITALITY ASSOCIATES II, LIMITED PARTNERSHIP
               General Partner:  Servico Fort Wayne II, Inc. (51%)
               Limited Partner:  Lodgian Acquisition LLC (49%)

XXVII.         FOURTH STREET HOSPITALITY, INC.
               Shareholder:      Servico Operations Corp.

XXVIII.        GADSDEN HOSPITALITY, INC.
               Shareholder:      Lodgian Financing Corp.

XXIX.           GREAT SOUTHERN MINING CO., INC.
                Shareholder:     Servico Operations Corp.

XXX.            GROUPERS & COMPANY SEAFOOD RESTAURANT
                Shareholder:     Servico Operations Corp.

XXXI.           HARRISBURG MOTEL ENTERPRISES, INC.
                Shareholder:     Servico Operations Corp.

XXXII.          HEARTLANDS GARDEN GRILLE, INC
                Shareholder:     Servico Operations Corp.

XXXIII.         HILTON HEAD MOTEL ENTERPRISES, INC.
                Shareholder:     Servico Operations Corp.

XXXIV.          IMPAC DEVELOPMENT AND CONSTRUCTION L.L.C.
                Managing Member: Impac SPE #5, Inc.
                Other Member:    Impac Hotel Group L.L.C.

XXXV.           IMPAC HOLDINGS III, L.L.C.
                Member:          Impac Hotel Group, LLC

XXXVI.          IMPAC HOTEL GROUP, L.L.C.
                Shareholder:     Lodgian, Inc.

XXXVII.         IMPAC HOTEL MANAGEMENT L.L.C.
                Managing Member: Impac SPE #4, Inc. (1%)
                Other Member:    Impac Hotel Group, L.L.C. (99%)

XXXVIII.        IMPAC HOTELS I, L.L.C.
                Managing Member: Impac SPE #1
                Ordinary Member: Lodgian Financing Corp.

XXXIX.          IMPAC HOTELS II, L.L.C.
                Shareholder, Managing Member:  Impac SPE #2, Inc. (1%)
                Other Member:                  Impac Hotel Group, LLC (99%)

XL.             IMPAC HOTELS III, L.L.C.
                Member:          Impac SPE #6, Inc. (1%)
                Managing Member: Impac Holdings III, LLC (99%)

XLI.            IMPAC SPE #1, INC.
                Shareholder:     Lodgian Financing Corp.

XLII.           IMPAC SPE #2, INC.
                Shareholder:     Impac Hotel Group, LLC

XLIII.          IMPAC SPE #3, INC.
                Shareholder:     Impac Hotel Group, LLC.

XLIV.           IMPAC SPE #4, INC.
                Shareholder:     Impac Hotel Group, LLC.

XLV.           IMPAC SPE #5, INC.
               Shareholder:      Impac Hotel Group, LLC.

XLVI.          IMPAC SPE #6, INC.
               Shareholder:      Impac Hotel Group, LLC

XLVII.         ISLAND MOTEL ENTERPRISES, INC.
               Shareholder:      Servico Operations Corp.

XLVIII.        KDS CORPORATION
               Shareholder:      Servico Operations Corp.

XLIX.          KINSER MOTEL ENTERPRISES, INC.
               Shareholder:      Servico Operations Corp.

L.             LAFAYETTE BEVERAGE MANAGEMENT, INC

LI.            LAWRENCE HOSPITALITY ASSOCIATES, L.P.
               General Partner:  Servico Lawrence, Inc. (51%)
               Limited Partner:  Servico Lawrence II, Inc. (49%)

LII.           LITTLE ROCK LODGING ASSOCIATES, LIMITED PARTNERSHIP
               General Partner:  Lodgian Richmond SPE, Inc. (1%)
               Limited Partner:  Lodgian Financing Corp. (99%)

LIII.          LODGIAN ACQUISITION, LLC.
               Member:           Lodgian Financing Corp.

LIV.           LODGIAN AMI, INC.
               Shareholder:      Servico Operations Corp.

LV.            LODGIAN ANAHEIM, INC.
               Shareholder:      Lodgian Financing Corp.

LVI.           LODGIAN AUSTIN BEVERAGE CORP.
               Shareholder:      Servico Austin, Inc.

LVII.          LODGIAN DALLAS BEVERAGE CORP.
               Shareholder:      Impac Hotels I, LLC

LVIII.         LODGIAN FINANCING CORP.
               Shareholder:      Lodgian, Inc.

LIX.           LODGIAN FLORIDA, INC.
               Shareholder:      Servico Operations Corp.

LX.            LODGIAN HOTELS, INC.
               Shareholder:      Lodgian, Inc.

LXI.           LODGIAN MANAGEMENT CORP.
               Shareholder:      Servico Operations Corp.

LXII.          LODGIAN MARKET CENTER BEVERAGE CORP.
               Shareholder:      Servico Market Center, Inc.

LXIII.         LODGIAN MOUNT LAUREL, INC.
               Shareholder:      Lodgian Financing Corp.

LXIV.          LODGIAN ONTARIO, INC.
               Shareholder:      Lodgian Financing Corp.

LXV.           LODGIAN RICHMOND SPE, INC.
               Shareholder:      Lodgian Financing Corp.

LXVI.          LODGIAN RICHMOND, L.L.C.
               Members:          Lodgian Financing Corp. (99% ordinary member);
                                 Lodgian Richmond SPE, Inc.
                                 (1% managing member)

LXVII.         LODGIAN YORK MARKET STREET, INC.
               Shareholder:      Servico Operations Corp.

LXVIII.        MANHATTAN HOSPITALITY ASSOCIATES, L.P.
               General Partners: Servico Manhattan, Inc. (51%)
               Limited Partner:  Servico Manhattan II, Inc. (49%)

LXIX.          MACON HOTEL ASSOCIATES, L.L.C.
               Members:          Impac Hotel Group, LLC (60% ordinary member);
                                 PCG/Macon Investment
                                 Corp. (40% ordinary member)

LXX.           MCKNIGHT MOTEL, INC.
               Shareholder:      Sharon Motel Enterprises, Inc.

LXXI.          MELBOURNE HOSPITALITY ASSOCIATES, LIMITED PARTNERSHIP
               General Partner:  Servico Melbourne, Inc. (50%)
                                 Limited Partners: (50%)

LXXII.         MINNEAPOLIS MOTEL ENTERPRISES, INC.
               Shareholder:      Lodgian Financing Corp.

LXXIII.        MOON AIRPORT MOTEL, INC.
               Shareholder:      Servico Operations Corp.

LXXIV.         MULLIGAN'S, INC.
               Shareholder:      Servico Operations Corp.

LXXV.          NEW ORLEANS AIRPORT MOTEL ASSOCIATES, LTD
               General Partner:  New Orleans Airport Motel
                                 Enterprises, Inc. (50%)
               Limited Partners: (50%)

LXXVI.         NEW ORLEANS AIRPORT MOTEL ENTERPRISES, INC.
               Shareholder:      Servico Operations Corp.

LXXVII.        NH MOTEL ENTERPRISES, INC.
               Shareholder:      Lodgian Financing Corp.

LXXVIII.         PALM BEACH MOTEL ENTERPRISES, INC.
                 Shareholder:    Lodgian Financing Corp.

LXXIX.           PENMOCO, INC.
                 Shareholder:    Servico Operations Corp.

LXXX.            RALEIGH MOTEL ENTERPRISES, INC.
                 Shareholder:    Servico Operations Corp.

LXXXI.           RALEIGH-DOWNTOWN ENTERPRISES, INC.
                 Shareholder:    Servico Operations Corp.

LXXXII.          ROYCE HOLDING CORP.
                 Shareholder:    Servico Operations Corp.

LXXXIII.         ROYCE HOTEL CORPORATION OF DELAWARE
                 Shareholder:    Servico, Inc.

LXXXIV.          ROYCE MANAGEMENT CORP. OF GEORGIA
                 Shareholder:    Servico Operations Corp.

LXXXV.           SAGINAW HOSPITALITY, LIMITED PARTNERSHIP
                 General Partner: Servico Saginaw, Inc. (51%)
                 Limited Partner: Lodgian Acquisition, LLC (49%)

LXXXVI.          SECOND FAYETTEVILLE MOTEL ENTERPRISES, INC.
                 Shareholder:    Sharon Motel Enterprises, Inc.

LXXXVII.         SECOND PALM BEACH MOTEL ENTERPRISES, INC.
                 Shareholder:    Sharon Motel Enterprises, Inc.

LXXXVIII.        SERVICO ACQUISITION CORP.
                 Shareholder:    Servico, Inc.

LXXXIX.          SERVICO AUSTIN, INC.
                 Shareholder:    Lodgian Financing Corp.

XC.              SERVICO CEDAR RAPIDS, INC.
                 Shareholder:    Lodgian Financing Corp.

XCI.             SERVICO CENTRE ASSOCIATES, LTD.
                 General Partner: Palm Beach Motel Enterprises, Inc.
                 Limited Partner: (50%)

XCII.            SERVICO COLESVILLE, INC.
                 Shareholder:    Lodgian Financing Corp.

XCIII.           SERVICO COLUMBIA II, INC.
                 Shareholder:    Servico Operations Corporation

XCIV.            SERVICO COLUMBIA, INC.
                 Shareholder:    Lodgian Financing Corp.

XCV.           SERVICO COLUMBUS, INC.
               Shareholder:      Servico Operations Corp.

XCVI.          SERVICO CONCORD, INC.
               Shareholder:      Servico Operations Corporation

XCVII.         SERVICO COUNCIL BLUFFS, INC.
               Shareholder:      Servico Operations Corp.

XCVIII.        SERVICO EAST WASHINGTON, INC.
               Shareholder:      Servico Operations Corp.

XCIX.          SERVICO FLAGSTAFF, INC.
               Shareholder:      Lodgian Financing Corp.

C.             SERVICO FORT WAYNE II, INC.
               Shareholder:      Servico Operations Corp.

CI.            SERVICO FORT WAYNE, INC.
               Shareholder:      Servico Operations Corp.

CII.           SERVICO FRISCO, INC.
               Shareholder:      Servico Operations Corp.

CIII.          SERVICO FT. PIERCE, INC.
               Shareholder:      Lodgian Financing Corp.

CIV.           SERVICO GRAND ISLAND, INC.
               Shareholder:      Lodgian Financing Corp.

CV.            SERVICO HILTON HEAD, INC.
               Shareholder:      Lodgian Financing Corp.

CVI.           SERVICO HOSPITALITY, INC.
               Shareholder:      Servico Operations Corp.

CVII.          SERVICO HOTELS I, INC.
               Shareholder:      KDS Corporation

CVIII.         SERVICO HOTELS II, INC.
               Shareholder:      KDS Corporation

CIX.           SERVICO HOTELS III, INC.
               Shareholder:      KDS Corp.

CX.            SERVICO HOTELS IV, INC.
               Shareholder:      KDS Corporation

CXI.           SERVICO HOUSTON, INC.
               Shareholder:      Lodgian Financing Corp.

CXII.           SERVICO, INC.
                Shareholder:     Lodgian, Inc.

CXIII.          SERVICO INVESTMENT COMPANY OF DELAWARE, INC.
                Shareholder:     Sheffield Motel Enterprises, Inc.

CXIV.           SERVICO JAMESTOWN, INC.
                Shareholder:     Lodgian Financing Corp.

CXV.            SERVICO LANSING, INC.
                Shareholder:     Servico Operations Corp.

CXVI.           SERVICO LAWRENCE II, INC.
                Shareholder:     Servico Operations Corp.

CXVII.          SERVICO LAWRENCE, INC.
                Shareholder:     Servico Operations Corp.

CXVIII.         SERVICO MANAGEMENT CORPORATION
                Shareholder:     Servico Operations Corp.

CXIX.           SERVICO MANAGEMENT CORP.
                Shareholder:     Servico Operations Corp.

CXX.            SERVICO MANHATTAN, INC.
                Shareholder:     Servico Operations Corporation

CXXI.           SERVICO MANHATTAN II, INC.
                Shareholder:     Servico Operations Corp.

CXXII.          SERVICO MARKET CENTER, INC.
                Shareholder:     Lodgian Financing Corp.

CXXIII.         SERVICO MARYLAND, INC.
                Shareholders:    Lodgian Financing Corp.

CXXIV.          SERVICO MELBOURNE, INC.
                Shareholder:     Servico Operations Corp.

CXXV.           SERVICO METAIRIE, INC.
                Shareholder:     Lodgian Financing Corp.

CXXVI.          SERVICO NEW YORK, INC.
                Shareholder:     Lodgian Financing Corp.

CXXVII.         SERVICO NIAGARA FALLS, INC.
                Shareholder:     Lodgian Financing Corp.

CXXVIII.        SERVICO NORTHWOODS, INC.
                Shareholder:     Lodgian Financing Corp.

CXXIX.           SERVICO OMAHA CENTRAL, INC.
                 Shareholder:    Servico Operations Corp.

CXXX.            SERVICO OMAHA, INC.
                 Shareholder:    Servico Operations Corp.

CXXXI.           SERVICO OPERATIONS CORPORATION
                 Shareholder:    Servico, Inc.

CXXXII.          SERVICO PENSACOLA 7200, INC.
                 Shareholder:    Lodgian Financing Corp.

CXXXIII.         SERVICO PENSACOLA 7330, INC.
                 Shareholder:    Lodgian Financing Corp.

CXXXIV.          SERVICO PENSACOLA, INC.
                 Shareholder:    Lodgian Financing Corp.

CXXXV.           SERVICO ROLLING MEADOWS, INC.
                 Shareholder:    Lodgian Financing Corp.

CXXXVI.          SERVICO ROSEVILLE, INC.
                 Shareholder:    Lodgian Financing Corp.

CXXXVII.         SERVICO SAGINAW, INC.
                 Shareholder:    Servico Operations Corporation

CXXXVIII.        SERVICO SILVER SPRING, INC.
                 Shareholder:    Lodgian Financing Corp.

CXXXIX.          SERVICO SUMMERVILLE, INC.
                 Shareholder:    Servico Operations Corp.

CXL.             SERVICO TUCSON, INC.
                 Shareholder:    Servico Operations Corp.

CXLI.            SERVICO WEST DES MOINES, INC.
                 Shareholder:    Servico Operations Corp.

CXLII.           SERVICO WEST PALM BEACH, INC.
                 Shareholder:    Lodgian Financing Corp.

CXLIII.          SERVICO WICHITA, INC.
                 Shareholder:    Servico Operations Corp.

CXLIV.           SERVICO WINDSOR, INC.
                 Shareholder:    Lodgian Financing Corp.

CXLV.            SERVICO WINTER HAVEN,  INC.
                 Shareholder:    Lodgian Financing Corp.

CXLVI.          SERVICO WORCESTER, INC.
                Shareholder:     Servico Operations Corp.

CXLVII.         SHARON MOTEL ENTERPRISES, INC.
                Shareholder:     Servico Operations Corp.

CXLVIII.        SHC OF DELAWARE, INC.
                Shareholder:     Servico, Inc., or Servico Operations Corp.

CXLIX.          SHEFFIELD MOTEL ENTERPRISES, INC.
                Shareholder:     Lodgian Financing Corp.

CL.             SIOUX CITY HOSPITALITY, LP
                General Partner: Fourth Street Hospitality, Inc.
                Limited Partner: Lodgian Acquisition, LLC.

CLI.            SIXTEEN HOTELS, INC.
                Shareholders:    AMI Operating Parthers, LP (70%);
                                 6 Lodgian employees (30%)

CLII.           STEVENS CREEK HOSPITALITY, INC.
                Shareholder:     Servico Operations Corp.

CLIII.          W.V.B.M., INC.
                Shareholder:     Impac Hotel Group, L.L.C.

CLIV.           WASHINGTON MOTEL ENTERPRISES, INC.
                Shareholder:     Servico Operations Corp.

CLV.            WILPEN, INC.
                Shareholder:     Sharon Motel Enterprises, Inc.

CLVI.           WORCESTER HOSPITALITY ASSOCIATES, LIMITED PARTNERSHIP
                General Partner: Servico Worcester, Inc.
                Limited Partner: Lodgian Acquisition, LLC

                                 SCHEDULE 3.06

                                     LIENS

                      OWNER OF RECORD                                              LIENS OF RECORD
                      ---------------                                              ---------------
Servico Austin, Inc.                                           Double L. Insulation Co, Inc. ($13,486.88)

Palm Beach Hotel Enterprises, Inc., a Florida Corporation, as  A-1 Enterprises ($43,618.60)
the sole general partner of Servico Centre Associates, Ltd.
                                                               Twin Towers, Inc.  ($111,533.00)
Servico Windsor, Inc.                                          Twin Towers, Inc.  ($)
                                                               Maintenance Warehouse/America Corp.
Servico Winter Haven, Inc.                                     ($3,250.81)
Servico Hotels II, Inc.                                        DJB Enterprises ($92,620)
                                                               B&F Contracting ($346,633.72)
Island Motel Enterprises, Inc. and Penmoco, Inc.               Banc One Funding Corporation has a lien on all assets in
                                                               connection with the Holiday Inn, Jekyll Island
Lodgian AMI, Inc.                                              Banc One Funding Corporation has a lien on all assets in
                                                               connection with the Holiday Inn, Inner Harbor
Lodgian AMI, Inc.                                              Banc One Funding Corporation has a lien on all assets in
                                                               connection with the Holiday Inn, Lancaster, PA
Lodgian AMI, Inc.                                              Banc One Funding Corporation has a lien on all assets in
                                                               connection with the Holiday Inn International Airport (BWI)
Lodgian AMI, Inc.                                              Banc One Funding Corporation has a lien on all assets in
                                                               connection with the Holiday Inn, Glen Burnie, MD
Servico, Inc.                                                  Banc One Funding Corporation has a lien on all of the Stock of Lodgian AMI, Inc, Island Motel Enterprises, Inc. and
                                                               Penmoco, Inc
Worcester Hospitality Associates Limited Partnership           Lehman Brothers Holdings, Inc. has a lien on all assets in connection with the Holiday Inn, Worcester, MA
Fort Wayne Hospitality Associates II, Limited Partnership      Lehman Brothers Holdings, Inc. has a lien on all assets in connection with the Holiday Inn, Fort Wayne, IN
Servico Frisco, Inc.                                           Lehman Brothers Holdings, Inc. has a lien on all assets in connection with the Holiday Inn, Frisco, CO
Apico Inns of Pittsburgh, Inc.                                 Lehman Brothers Holdings, Inc. has a lien on all assets in connection with the Holiday Inn, Monroeville, PA
Melbourne Hospitality Associates Limited Partnership           Lehman Brothers Holdings, Inc. has a lien on all assets in connection with the Holiday Inn, Melbourne, FL
Impac Hotels II, L.L.C.                                        Capital Company of America LLC has a lien on all assets
                                                               in connection with its hotels in Denver, CO; Coconut Grove, FL;
                                                               Florence, KY; Fort Mitchell KY; Hamburg, NY; Syracuse, NY;
                                                               Cincinnati, OH; Tulsa, OK; Jackson, TN; Clarksburg, WV;
                                                               Fairmont, WV; Morgantown, WV

                      OWNER OF RECORD                                       LIENS OF RECORD
                      ---------------                                       ---------------
Impac Hotels III, L.L.C.                              Capital Company of America LLC has a lien
                                                      on all assets in connection with its
                                                      hotels in Augusta, GA; Lafayette, LA;
                                                      Merrimack, NH; Memphis TN; Colchester, VT;
Servico Council Bluffs, Inc.                          GMAC Commercial Mortgage Corporation and Orix Corp.
                                                      have a lien on all assets in connection with the Best Western,
                                                      Council Bluffs, IA
Servico West Des Moines, Inc.                         GMAC Commercial Mortgage Corporation and Orix Corp.
                                                      have a lien on all assets in connection with the Best Western,
                                                      West Des Moines, IA
Servico Omaha Central, Inc.                           GMAC Commercial Mortgage Corporation and Orix Corp.
                                                      have a lien on all assets in connection with the Best Western
                                                      Central, NE
Servico Omaha, Inc.                                   GMAC Commercial Mortgage Corporation and Orix Corp.
                                                      have a lien on all assets in connection with the Sheraton Inn,
                                                      Omaha, NE
Servico Wichita, Inc.                                 GMAC Commercial Mortgage Corporation and Orix Corp.
                                                      have a lien on all assets in connection with the Holiday Inn,
                                                      Wichita Airport, Wichita, KS
Brecksville Hospitality, L.P.                         GMAC Commercial Mortgage Corporation has a lien on all
                                                      assets in connection with the Holiday Inn, Richfield, OH
Sioux City Hospitality, L.P.                          GMAC Commercial Mortgage Corporation has a lien on all
                                                      assets in connection with the Hilton Hotel, Sioux City, IA
1075 Hospitality, L.P.                                GMAC Commercial Mortgage Corporation has a lien on all
                                                      assets in connection with the Holiday Inn, August, GA
Servico Fort Wayne, Inc.                              DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Fort Wayne Hilton, Fort Wayne,
                                                      IN
Washington Motel Enterprises, Inc.                    DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Holiday Inn Meadowlands,
                                                      Washington PA
Servico Hotels I, Inc.                                DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Holiday Inn Phoenix West,
                                                      Phoenix, AZ
Servico Hotels II, Inc.                               DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Radisson, Phoenix, AZ
Servico Hotels III, Inc.                              DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Holiday Inn, Palm Desert, CA
Servico Hotels IV, Inc.                               DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Holiday Inn, Santa Fe, NM
Hilton Head Motel Enterprises, Inc.                   DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Holiday Inn, Hilton Head, SC
Moon Airport Motel, Inc.                              DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                      assets in connection with the Royce Hotel, Pittsburgh Airport
McKnight Motel, Inc.                                  Column Financial, Inc./CrimiMae have a lien on all assets in connection with the Holiday Inn, McKnight Road
East Washington Hospitality Limited Partnership       DLJ/Column Financial, Inc. have a lien on all assets in
                                                      connection with the Holiday Inn Airport East, Phoenix,. AZ

                      OWNER OF RECORD                                        LIENS OF RECORD
                      ---------------                                        ---------------
Bloomington Kinser Hotel Associates                    Local Oklahoma Bank, N.A. has a lien on all assets in
                                                       connection with the Holiday Inn, Bloomington, IN
Servico Lansing, Inc.                                  DLJ/Column Financial, Inc./CrimiMae have a lien on all
                                                       assets in connection with the Holiday Inn, Lansing, MI
Dedham                                                 Lodging Associates I, Limited Partnership GMAC
                                                       Commercial Mortgage Corporation has a lien
                                                       on all assets in connection with the
                                                       Residence Inn, Dedham, MA
Impac Hotel Group, LLC                                 Fidelity Investments has a lien on all of the stock in Macon
                                                       Hotel Associates, LLC
Lodgian Financing Corp.                                Morgan Stanley Senior Funding, Inc. has a lien on all assets
Servico, Inc.                                          Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico, Inc.
Impac Hotel Group, Inc.                                Morgan Stanley Senior Funding, Inc. has a lien on all assets of Impac Hotel Group, Inc.
Sheffield Motel Enterprises, Inc.                      Morgan Stanley Senior Funding, Inc. has a lien on all assets of Sheffield Motel Enterprises, Inc.
Dothan Hospitality 3053, Inc.                          Morgan Stanley Senior Funding, Inc. has a lien on all assets of Dothan Hospitality 3053, Inc.
Dothan Hospitality 3071, Inc.                          Morgan Stanley Senior Funding, Inc. has a lien on all assets of Dothan Hospitality 3071, Inc.
Gadsden Hospitality, Inc.                              Morgan Stanley Senior Funding, Inc. has a lien on all assets of Gadsden Hospitality, Inc.
Lodgian Anaheim Inc.                                   Morgan Stanley Senior Funding, Inc. has a lien on all assets of Lodgian Anaheim Inc.
Lodgian Ontario Inc.                                   Morgan Stanley Senior Funding, Inc. has a lien on all assets of Lodgian Ontario Inc.
Servico Pensacola, Inc.                                Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Pensacola, Inc.
Servico Pensacola 7200, Inc.                           Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Pensacola 7200, Inc.
Servico Pensacola 7330, Inc.                           Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Pensacola 7330, Inc.
Servico Ft. Pierce, Inc.                               Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Ft. Pierce, Inc.
AMI Operating Partners, L.P.                           Morgan Stanley Senior Funding, Inc. has a lien on all assets of Ami Operating Partners, L.P.
Servico Centre Associates, Ltd.                        Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Centre
Servico West Palm Beach, Inc.                          Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico West Palm Beach, Inc.
Servico Winter Haven, Inc.                             Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Winter Haven, Inc.
Albany Hotel, Inc.                                     Morgan Stanley Senior Funding, Inc. has a lien on all assets of Albany Hotel, Inc.
Servico Northwoods, Inc.                               Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Northwoods, Inc.
Brunswick Motel Enterprises, Inc.                      Morgan Stanley Senior Funding, Inc. has a lien on all assets of Brunswick Motel Enterprises, Inc.

          OWNER OF RECORD                                           LIENS OF RECORD
          ---------------                                          ---------------
Little Rock Lodging Assoicates I, L.P.       Morgan Stanley Senior Funding, Inc. has a lien on all assets of Little Rock Lodging Associates I, L.P.
Atlanta Hillsboro Lodging, LLC               Morgan Stanley Senior Funding, Inc. has a lien on all assets of Atlanta Hillsboro Lodging, LLC
Lodgian Richmond, L.L.C.                     Morgan Stanley Senior Funding, Inc. has a lien on all assets of Lodgian Richmond, L.L.C.
Servico Rolling Meadows, Inc.                Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Rolling Meadows, Inc.
Servico Cedar Rapids, Inc.                   Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Cedar Rapids, Inc.
Servico Metairie, Inc.                       Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Metairie, Inc.
Servico Columbia, Inc.                       Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Columbia, Inc.
Servico Colesville, Inc.                     Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Colesville, Inc.
Servico Maryland, Inc.                       Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Maryland, Inc.
NH Motel Enterprises, Inc.                   Morgan Stanley Senior Funding, Inc. has a lien on all assets of NH Motel Enterprises, Inc.
Minneapolis Motel Enterprises, Inc.          Morgan Stanley Senior Funding, Inc. has a lien on all assets of Minneapolis Motel Enterprises, Inc.
Servico Roseville, Inc.                      Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Roseville, Inc.
Lodgian Mount Laurel, Inc.                   Morgan Stanley Senior Funding, Inc. has a lien on all assets of Lodgian Mount Laurel, Inc.
Servico Jamestown, Inc.                      Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Jamestown, Inc.
Servico New York, Inc.                       Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico New York, Inc.
Servico Niagara Falls, Inc.                  Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Niagara Falls, Inc.
Servico Grand Island, Inc.                   Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Grand Island, Inc.
Fayetteville Motel Enterprises, Inc.         Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Fayetteville Motel Enterprises, Inc.
Apico Inns of Green Tree, Inc.               Morgan Stanley Senior Funding, Inc. has a lien on all assets of Apico Inns of Green Tree, Inc.
Apico Hills, Inc.                            Morgan Stanley Senior Funding, Inc. has a lien on all assets of Apico Hills, Inc.
Servico Hilton Head, Inc.                    Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Hilton Head, Inc.
Servico Austin, Inc.                         Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Austin, Inc.
Servico Market Center, Inc.                  Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Market Center, Inc.

          OWNER OF RECORD                                                               LIENS OF RECORD
          ---------------                                                               ---------------
Servico Houston, Inc.                                         Morgan Stanley Senior Funding, Inc. has a lien on all assets of Servico Houston, Inc.
Atlanta-Boston Lodging, LLC                                   Wachovia Securities has a lien on all assets in connection with the Comfort Inn, Revere, MA
Lawrence Hospitality Associates, L.P.                         Chase has a Leasehold Mortgage on the Holiday Inn,
                                                              Lawrence, KS
Manhattan Hospitality Associates, L.P.                        Chase has a Leasehold Mortgage on the Holiday Inn,
                                                              Manhattan, KS
Columbus Hospitality Associates, L.P.                         First Union has a lien on all assets of Columbus Hospitality
                                                              Associates, L.P.

Together with all liens for capitalized leases of and or purchase money security interest in office equipment, vehicles and other similar items of the Borrower and the Guarantors.

                                 SCHEDULE 3.11

                                   LITIGATION

DJB Enterprises, et al. v. Servico      Radisson       Phoenix       AZ CV2001-014882
Hotels II, Inc.

Jimmie Nell Hollis v. Servico, et al.   Holiday Inn -  Dothan        AL CV-97-009A
                                        Hampton Inn


Waldman v. Impac, et al                                              GA 99-CV-671-GET

Gowri Kailas v. Servico Metarie, Inc.   Quality Inn    Metarie       LA 557-966

Hospitality Restoration & Builders,                                  NY 11999-2538
Inc. v. Servico, Inc., et al
Best Western International v. Servico  Clarion         Charleston SC
Northwoods, Inc.

DJB Enterprises, et al. v. Servico     Superior Court -         8/28/01      Foreclosure of lien -
Hotels II, Inc.                        Maricopa County                       Plaintiffs seek
                                                                             $438,000
Jimmie Nell Hollis v. Servico, et al.  Circuit Court - Houston               Employee alleges
                                       County                                non payment of
                                                                             bonus - seeks in
                                                                             excess of $1M
Waldman v. Impac, et al                U.S. District Court -    3/11/99      Breach of Fiduciary
                                       Northern District of                  Duty - Plaintiff
                                       Georgia                               seeks in excess of
                                                                              $1M.  Insurance
                                                                             coverage available
                                                                             (80%)
Gowri Kailas v. Servico Metarie, Inc.  24th Judicial Circuit    9/8/00       Suit for return of
                                                                             deposit - $500,000

Hospitality Restoration & Builders,    Supreme Court - State of 6/15/99      Construction
Inc. v. Servico, Inc., et al           New York - Erie County                Dispute
Best Western International v. Servico                                        Threatened - Breach
Northwoods, Inc.                                                             of contract - Claim
                                                                             is $402,000

                                 SCHEDULE 3.12

                             INTELLECTUAL PROPERTY

Federal Trademark and Servicemark
Registrations and Applications:

         To the best of the Borrower's knowledge, the attached represents all material trademarks, trademark applications, service marks, service mark applications owned by the Borrower.

         Borrower owns no material United States patents, patent applications, or material United States trademark licenses or patent licenses.

                                 SCHEDULE 3.14

                           PRE-PETITION INDEBTEDNESS

LENDER                               OBLIGOR                                                   AMOUNT OUTSTANDING
------                               -------                                                   ------------------
Banc One Capital Funding             Island Motel Enterprises, Inc.(*)                             $3,696,000
Corporation                          Penmoco, Inc. (Holiday Inn, Jekyll Island)(*)
                                     Guarantors: Servico Concord, Inc.(*), Lodgian
                                     AMI, Inc.(*) and Lodgian, Inc.(*)

Banc One Capital Funding             Lodgian AMI, Inc. (Holiday Inn International                  $13,852,000
Corporation                          Airport (BWI))(*)
                                     Guarantors: Servico Concord, Inc.(*), Penmoco,
                                     Inc.(*), Island Motel Enterprises, Inc.(*) and Lodgian,
                                     Inc.(*)

Banc One Capital Funding             Lodgian AMI, Inc. (Holiday Inn Lancaster, PA)(*)              $4,589,000
Corporation                          Guarantors: Servico Concord, Inc.,(*) Penmoco,
                                     Inc.(*), Island Motel Enterprises, Inc.(*) and Lodgian,
                                     Inc.(*)

Banc One Capital Funding             Lodgian AMI, Inc. (Holiday Inn Inner Harbor)(*)               $29,504,000
Corporation                          Guarantors: Servico Concord, Inc.(*), Penmoco,
                                     Inc.(*), Island Motel Enterprises, Inc.(*) and Lodgian,
                                     Inc.(*)

Banc One Capital Funding             Lodgian AMI, Inc. (Holiday Inn Glen Burnie,                   $2,924,000
Corporation                          MD)(*)
                                     Guarantors: Servico Concord, Inc.,(*) Penmoco,
                                     Inc.(*), Island Motel Enterprises, Inc.(*) and Lodgian,
                                     Inc.(*)

Banc One Capital Funding             Dedham Lodging Associates I, Limited                          $6,000,000
Corporation                          Partnership (Residence Inn, Dedham, MA)(*)
                                     Guarantor: Lodgian, Inc.(*)

Lehman Brothers Holdings, Inc.       Worcester Hospitality Associates Limited                      $7,270,000
                                     (Holiday Inn, Worcester, MA)(*)
                                     Guarantor: Servico, Inc.(*)

Lehman Brothers Holdings, Inc        Fort Wayne Hospitality Associates II, Limited                 $1,791,000
                                     Partnership (Holiday Inn, Fort Wayne, IN)(*)
                                     Guarantor: Servico, Inc.(*)

Lehman Brothers Holdings, Inc        Servico Frisco, Inc. (Holiday Inn, Frisco, CO)(*)             $4,863,000
                                     Guarantor: Servico, Inc.(*)

Lehman Brothers Holdings, Inc        Apico Inns of Pittsburgh, Inc. (Holiday Inn,                  $4,749,000
                                     Monroeville, PA)(*)
                                     Guarantor: Servico, Inc.(*)

LENDER                                OBLIGOR                                                      AMOUNT OUTSTANDING
------                                -------                                                      ------------------
Lehman Brothers Holdings, Inc         Melbourne Hospitality Associates Limited                      $  5,279,000
                                      Partnership (Holiday Inn, Melbourne, FL)(*)
                                      Guarantor: Servico, Inc.(*)

Capital Company of America            Impac Hotels II, L.L.C.                                       $108,652,000
LLC                                   Impac Hotels III, L.L.C.
                                      Guarantors: Impac Hotel Group, LLC(*) and
                                      Lodgian, Inc.(*)

GMAC Commercial Mortgage              Servico Council Bluffs, Inc. (Best Western,                   $ 15,464,000
Corporation and Orix Corp.            Council Bluffs, IA)
                                      Servico West Des Moines, Inc. (Best Western,
                                      West Des Moines, IA)
                                      Servico Omaha Central, Inc. (Best Western
                                      Central, Omaha, NE)
                                      Servico Omaha, Inc. (Sheraton Inn, Omaha, NE)
                                      Servico Wichita, Inc. (Holiday Inn, Wichita
                                      Airport, Wichita, KS
                                      Guarantor: Servico, Inc.(*)

GMAC Commercial Mortgage              Servico Lansing, Inc. (Holiday Inn, Lansing, MI)              $  5,313,000
Corporation                           Guarantor: Servico, Inc.(*)

GMAC Commercial Mortgage              Brecksville Hospitality, L.P. (Holiday Inn,                   $ 11,584,000
Corporation                           Richfield, OH)
                                      Sioux City Hospitality, L.P. (Hilton Hotel,
                                      Sioux City, IA)
                                      1075 Hospitality, L.P. (Holiday Inn, Augusta,
                                      GA).

DLJ/Column Financial,                 Servico Fort Wayne, Inc. (Fort Wayne Hilton,                  $ 26,003,000
                                      Fort Inc./CrimiMae
                                      Wayne, IN)(*)
                                      Washington Motel Enterprises, Inc. (Holiday Inn
                                      Meadowlands, Washington, PA)(*)
                                      Servico Hotels I, Inc. (Holiday Inn Phoenix West,
                                      Phoenix, AZ)(*)
                                      Servico Hotels II, Inc. (Radison, Phoenix, AZ)(*)
                                      Servico Hotels III, Inc. (Holiday Inn, Palm Desert,
                                      CA)(*)
                                      Servico Hotels IV, Inc. (Holiday Inn, Santa Fe, NM)(*)
                                      Hilton Head Motel Enterprises, Inc. (Holiday Inn,
                                      Hilton Head, SC)(*)
                                      Moon Airport Motel, Inc. (Royce Hotel,
                                      Pittsburgh Airport)(*)

Column Financial, Inc./CrimiMae       McKnight Motel, Inc. (Holiday Inn, McKnight                   $  3,358,000
                                      Road)(*)

DLJ/Column Financial, Inc.            East Washington Hospitality Limited Partnership               $  9,390,000
                                      (Holiday Inn Select Airport East, Phoenix, AZ)

LENDER                               OBLIGOR                                            AMOUNT OUTSTANDING
------                               -------                                            ------------------
Local Oklahoma Bank, N.A.            Bloomington Kinser Hotel Associates (Holiday         $  2,554,000
                                     Inn, Bloomington, IN)
                                     Guarantor: Kinser Hotel Enterprises, Inc.

Morgan Stanley Senior Funding,       Lodgian Financing Corporation(*)                     $189,634,900
Inc.                                 Guarantors:
                                     Servico, Inc.(*)
                                     Impac Hotel Group, LLC(*)
                                     Sheffield Motel Enterprises, Inc.(*)
                                     Dothan Hospitality 3053, Inc.(*)
                                     Dothan Hospitality 3071, Inc.(*)
                                     Gadsden Hospitality, Inc.(*)
                                     Lodgian Anaheim Inc.(*)
                                     Lodgian Ontario Inc.(*)
                                     Servico Pensacola, Inc.(*)
                                     Servico Pensacola 7200, Inc.(*)
                                     Servico Pensacola 7330, Inc.(*)
                                     Servico Ft. Pierce, Inc.(*)
                                     AMI Operating Partners, L.P.(*)
                                     Servico Centre Associates, Ltd.(*)
                                     Servico West Palm Beach, Inc.(*)
                                     Servico Winter Haven, Inc.(*)
                                     Albany Hotel, Inc.(*)
                                     Servico Northwoods, Inc.(*)
                                     Brunswick Motel Enterprises, Inc.(*)
                                     Little Rock Lodging Associates I,L.P.(*)
                                     Atlanta Hillsboro Lodging, LLC(*)
                                     Lodgian Richmond, L.L.C.(*)
                                     Servico Rolling Meadows, Inc.(*)
                                     Servico Cedar Rapids, Inc.(*)
                                     Servico Metairie, Inc.(*)
                                     Servico Columbia, Inc.(*)
                                     Servico Colesville, Inc.(*)
                                     Servico Maryland, Inc.(*)
                                     NH Motel Enterprises, Inc.(*)
                                     Minneapolis Motel Enterprises, Inc.(*)
                                     Servico Roseville, Inc.(*)
                                     Lodgian Mount Laurel, Inc.(*)
                                     Servico Jamestown, Inc.(*)
                                     Servico New York, Inc.(*)
                                     Servico Niagara Falls, Inc.(*)
                                     Servico Grand Island, Inc.(*)
                                     Fayetteville Motel Enterprises, Inc.(*)
                                     Apico Inns of Green Tree, Inc.(*)
                                     Apico Hills, Inc.(*)
                                     Servico Hilton Head, Inc.(*)
                                     Servico Austin, Inc.(*)

LENDER                                  OBLIGOR                                               AMOUNT OUTSTANDING
------                                  -------                                               ------------------
                                        Servico Market Center, Inc.(*)
                                        Servico Houston, Inc.(*)

Wachovia Securities, Inc.               Atlanta-Boston Lodging, LLC (Comfort Inn,               $  3,422,000
                                        Boston/Revere, MA)
                                        Guarantor: Impac Hotel Group, LLC(*)

$6,750,000 City of Lawrence,            Lawrence Hospitality Associates, L.P. (Holiday          $  5,852,000
Kansas Commercial Development           Inn, Lawrence, KS)(*)
Revenue Refunding Bonds                 Guarantor: Servico, Inc.(*)
(Holiday Inn Project) Senior
Series 1997A and $2,330,000
City of Lawrence, Kansas
Commercial Development
Revenue Refunding Bonds
(Holiday Inn Project) Subordinate
Series 1997B

$6,750,000 City of Manhattan,           Manhattan Hospitality Associates, L.P. (Holiday         $  5,852,000
Kansas Commercial Development           Inn, Manhattan, KS)(*)
Revenue Refunding Bonds                 Guarantor: Servico, Inc.(*)
(Holiday Inn Project) Senior
Series 1997A and $2,350,000
City of Manhattan, Kansas
Commercial Development
Revenue Refunding Bonds
(Holiday Inn Project) Subordinate
Series 1997B

12 1/4Senior Subordinated Notes         Lodgian Financing Corp                                  $200,000,000
due 2009                                Guarantors:
                                        Servico, Inc.(*)
                                        Sheffield Motel Enterprises, Inc.(*)
                                        Dothan Hospitality 3053, Inc.(*)
                                        Dothan Hospitality 3071, Inc.(*)
                                        Gadsden Hospitality, Inc.(*)
                                        Servico Flagstaff, Inc.(*)
                                        Lodgian Anaheim Inc.(*)
                                        Lodgian Ontario Inc.(*)
                                        Servico Pensacola, Inc.(*)
                                        Servico Pensacola 7200, Inc.(*)
                                        Servico Pensacola 7330, Inc.(*)
                                        Servico Ft. Pierce, Inc.(*)
                                        AMI Operating Partners, L.P.(*)
                                        Servico Centre Associates, Ltd.(*)
                                        Servico West Palm Beach, Inc.(*)
                                        Servico Winter Haven, Inc.(*)
                                        Servico Silver Spring, Inc.(*)
                                        Albany Hotel, Inc.(*)

LENDER                          OBLIGOR                                        AMOUNT OUTSTANDING
------                          -------                                        ------------------
                                Servico Northwoods, Inc.(*)
                                Servico Windsor, Inc.(*)
                                Brunswick Motel Enterprises, Inc.(*)
                                Little Rock Lodging Associates I,L.P.(*)
                                Atlanta Hillsboro Lodging, LLC(*)
                                Lodgian Richmond, L.L.C.(*)
                                Servico Rolling Meadows, Inc.(*)
                                Servico Cedar Rapids, Inc.(*)
                                Servico Metairie, Inc.(*)
                                Servico Columbia, Inc.(*)
                                Servico Colesville, Inc.(*)
                                Servico Maryland, Inc.(*)
                                NH Motel Enterprises, Inc.(*)
                                Minneapolis Motel Enterprises, Inc.(*)
                                Servico Roseville, Inc.(*)
                                Lodgian Mount Laurel, Inc.(*)
                                Servico Jamestown, Inc.(*)
                                Servico New York, Inc.(*)
                                Servico Niagara Falls, Inc.(*)
                                Servico Grand Island, Inc.(*)
                                Fayetteville Motel Enterprises, Inc.(*)
                                Apico Inns of Green Tree, Inc.(*)
                                Apico Hills, Inc.(*)
                                Servico Hilton Head, Inc.(*)
                                Servico Austin, Inc.(*)
                                Servico Market Center, Inc.(*)
                                Servico Houston, Inc.(*)

                                Servico Hilton Head, Inc.(*)
                                Servico Austin, Inc.(*)
                                Servico Market Center, Inc.(*)
                                Servico Houston, Inc.(*)

Crests                          Lodgian Capital Trust I                           $195,331,000
                                Servico, Inc.(*)

First Union                     Columbus Hospitality Associates, L.P.             $  5,788,386

(*) Low Leverage Guarantor

                                 SCHEDULE 3.15

                                HOTEL PROPERTIES

                       PART 1 - LOW LEVERAGE GUARANTORS

                                  See Attached

                       PART II - HIGH LEVERAGE GUARANTORS

HOTEL                       ADDRESS                                        OWNER OF RECORD
-----                       -------                                        ---------------
Marriot Hotel               16455 East 40(th) Circle, Aurora, CO 80011     Impac Hotels II, LLC

Mayfair House               3000 Florida Ave, Miami, FL 33131              Impac Hotels II, LLC

Holiday Inn N. Miami        12210 Biscayne Blvd., Miami, FL 33181          Impac Hotels II, LLC

Fairfield Inn               201 Boy Scout Rd., Augusta, GA 30909           Impac Hotels III, LLC

Holiday Inn                 1075 Stevens Creek Rd., Augusta, GA 30907      1075 Hospitality, L.P.

Holiday Inn                 1710 Kinser Pike, Bloomington, IN 47404        Kinser Motel Enterprises, Inc.

Quality Inn                 3537 W. Broadway, Council Bluffs, IA 51501     Servico Council Bluffs, Inc.

Four Points Hotel           11040 Hickman Rd., West Des Moines, IA 50325   Servico West Des Moines, Inc.

Hilton Hotel                707 4(th) St., Sioux City, IA 51101            Sioux City Hospitality, L.P.

Holiday Inn                 5500 W. Kellogg, Wichita, KS 67209             Servico Wichita, Inc.

Holiday Inn                 8050 Holiday Place, Florence, KY 41042         Impac Hotels II, LLC

Holiday Inn                 2100 Dixie Hwy, Ft. Mitchell, KY 41011         Impac Hotels II, LLC

Courtyard                   214 E. Kaliste Saloom Rd., Lafayette, LA 70508 Impac Hotels III, LLC

Clarion Hotel               3650 S. 72(nd) St., Omaha, NE 68124            Servico Omaha Central, Inc.

Four Points Hotel           4888 S. 118(th) St., Omaha, NE 68137           Servico Omaha, Inc.

Fairfield Inn               4 Amherst Rd., Merrimack, NH 03054             Impac Hotels III, LLC

Holiday Inn                 100 Farrell Rd., Syracuse, NY 13209            Impac Hotels II, LLC

Clarion Hotel                                                              Raleigh Downtown Enterprises,
Downtown                    320 Hillsborough St., Raleigh, NC 27603        Inc.

Holiday Inn Downtown        800 West 8(th) St., Cincinnati, OH 45203       Impac Hotels II, LLC

Holiday Inn Cleveland       4742 Brecksville Rd., Richfield, OH 49286      Brecksville Hospitality, Inc..

Courtyard                   3340 South 79(th) East Ave., Tulsa, OK 74145   Impac Hotels II, LLC

Fairfield Inn               535 Wiley Parker Rd., Jackson, TN 38305        Impac Hotels III, LLC

Holiday Inn Sycamore        6101 Shelby Oaks Dr., Memphis, TN 38134        Impac Hotels II, LLC

Fairfield Inn               15 South Park Drive, Colchester, VT 05446      Impac Hotels III, LLC

Holiday Inn                 100 Lodgeville Rd., Clarksburg, WV 23630       Impac Hotels II, LLC

Holiday Inn                 I-79 and Old Grafton Rd., Fairmont, WV 26554   Impac Hotels II, LLC

HOTEL             ADDRESS                                        OWNER OF RECORD
-----             -------                                        ---------------
Holiday Inn       1400 Saratoga Ave., Morgantown, WV 26505       Impac Hotels II, LLC

Holiday Inn       5440 Camp Road, Hamburg, NY 14075              Impac Hotels II, LLC

                                                                 Columbus Hospitality Associates,
Holiday Inn       175 East Town St., Columbus, OH 43215          L.P.

                                 SCHEDULE 3.16

                                     LEASES

                        PART I - LOW LEVERAGE GUARANTORS

HOTEL                            LEASE TYPE          LESSOR                     EXPIRATION                      ANNUAL GROUND RENT
-----                            ----------          ------                     ----------                      ------------------
Holiday Inn BWI(**)              Ground Lease        Investment Company         Term ends 9/11/2003, with          $713,000
Baltimore, MD                    Dated 8/24/71                                  all options 9/11/2053.
890 Elkridge Landing Rd.                                                        Counsel advised that 10
Linthicum Heights, MD.                                                          year option exercised in
21090                                                                           1985 purporting to extend
                                                                                to 9/11/13 be exercised
Lessee- Lodgian AMI, Inc.                                                       again no later than 9/10/02.

Holiday Inn(*)                   Ground Lease        Poly Choke Company, Inc.   4/30/2022                          $113,000
363 Roberts Street               Dated 3/11/70
East Hartford, CT 08106

Lessee- AMI Operating
Partners, L.P.

Holiday Inn                      Ground Lease        A.O. Krisch, Joel Krisch   10/7/2020                          $ 26,000
Glen Burnie, MD(**)              Dated 5/10/68       and Rosalle K. Shaftman    (term expired 10/7/00,
6323 Governor Ritchie Hwy.                                                      renewal for 20 years given
Glen Burnie, MD 21061                                                           in 1985)

Lessee- Lodgian AMI, Inc.

HOTEL                         LEASE TYPE           LESSOR                       EXPIRATION                ANNUAL GROUND RENT
-----                         ----------           ------                       ----------                ------------------
Holiday Inn Inner Harbor(**)  Ground Lease         Kallope Pappas, Helen P.     12/31/2017                $389,000
Baltimore, MD                 Dated 12/31/62       Thomas, Louisa Pappas,
310 N. Lombard Street                              Chrysanthe Pappas, Anna
Baltimore, MD 21201                                Pappas, Harry P. Pappas
Lessee- Lodgian AMI, Inc.

Holiday Inn East              Ground Lease         Paul A. Herr                 6/30/2004                 $67,000
Lancaster, PA                 Dated 1/10/69
521 Greenfield Rd.
Lancaster, PA 17601

Lessee- AMI Operating
Partners, L.P. [VERIFY]

Crowne Plaza                  Parking Garage       UDC-Ten Eyck                 12/20/2056                $709,000 (reflects an
State & Lodge Streets         Dated 12/20/79       Development Corporation-                               aggregate number which
Ten Eyck Plaza                                     III                                                    includes payments under
Albany, NY 12207(*)                                                                                       parking lease).

Lessee- Albany Hotel, Inc.

Crowne Plaza                  Ground Lease         UDC-Ten Eyck                 12/20/2056                $709,000 (reflects an
State & Lodge Streets         Dated 12/20/79       Development Corporation-                               aggregate number which
Ten Eyck Plaza                                          III                                               includes payments under
Albany, NY 12207(*)                                                                                       ground lease)

Lessee- Albany Hotel, Inc.

Courtyard                     Ground Lease         City Line Properties, Inc.   Term expires 12/31/2017   $163,137
Boston, MA                    Dated 2/23/88
(f/k/a Comfort Inn)(*)
100 Morris Street
Revere, MA 02151

Tenant- Atlanta- Boston
Holdings, LLC

HOTEL                       LEASE TYPE       LESSOR                      EXPIRATION                 ANNUAL GROUND RENT
-----                       ----------       ------                      ----------                 ------------------
Courtyard                   Parking Lot      Eagle Road Realty Trust     Term expires 12/31/2017    $49,440
Boston, MA                  Lease dated
(f/k/a Comfort Inn)         3/20/97
100 Morris Street
Revere, MA 02151

Tenant- Atlanta- Boston
Holdings, LLC

Fairfield Inn               Ground           Pizzagalli Investment       12/30/2015                 $102,000
Colchester, VT(**)          Sublease         Company
15 South Park Drive         Dated 5/16/89
Colchester, VT 05446

Tenant- Impac Hotels III,
L.L.C.

Crowne Plaza                Air Rights       City of Cedar Rapids, Iowa  10/13/2075                 $101,000 (reflects an aggregate
350 1(st) Ave. NE           Lease                                                                   number inclusive of annual
Cedar Rapids, IA 53401      Dated 10/14/76                                                          rental payments on air rights,
                                                                                                    ballroom lease and parking
Tenant- Servico Cedar                                                                               lease)
Rapids, Inc.

Crowne Plaza                Lease of         City of Cedar Rapids, Iowa  10/13/2075                 $101,000 (reflects an aggregate
350 1(st) Ave. NE           Ballroom Space                                                          number inclusive of annual
Cedar Rapids, IA(*) 53401   Dated 10/26/77                                                          rental payments on air rights,
                                                                                                    ballroom lease and parking
Tenant- Servico Cedar                                                                               lease)
Rapids, Inc.

HOTEL                           LEASE TYPE      LESSOR                      EXPIRATION                    ANNUAL GROUND RENT
-----                           ----------      ------                      ----------                    ------------------
Crowne Plaza                    Lease of        City of Cedar Rapids, Iowa  10/13/2075                    $101,000 (reflects an
350 1(st) Ave. NE               Parking Spaces                                                            aggregate number inclusive
Cedar Rapids, IA(*) 53401       Dated 5/18/77                                                             of annual rental payments
                                                                                                          on air rights, ballroom
Tenant- Servico Cedar                                                                                     lease and parking lease)
Rapids, Inc.
Crowne Plaza                    Pedestrian      City of Cedar Rapids, Iowa  3/31/2029 subject to          $1.00/year
350 1(st) Ave. NE               Passage                                     Lessee right to terminate
Cedar Rapids, IA(*) 53401       Dated 5/23/79

Tenant- Servico Cedar
Rapids, Inc.

Hilton                          Parking Garage  Fort Wayne Downtown         Expiration at the end of the  $54,000
Ft. Wayne, IN(*)                Dated 6/4/85    Traffic Management Board    useful engineering life of
1020 S. Calhoun St.                                                         the parking garage or
Ft. Wayne, IN 46802                                                         Hotel closure.

Tenant- Servico Ft. Wayne,
Inc.

Holiday Inn                     Parking Lot     City of Jamestown           2003                          $11,000
Jamestown, NY(*)                Lease
150 W. 4(th) Street             Dated 10/5/77
Jamestown, NY 14701

Tenant- Servico Jamestown,
Inc.

Holiday Inn                     Ground Lease    Jekyll Island State Park    2/28/2014                     $139,000
Jekyll Island, GA(**)           dated 10/23/72  Authority
200 South Beachview Dr.
Jekyll Island, GA 31527
Tenant- Penmoco, Inc. and
Island Motel Enterprises, Inc.

HOTEL                          LEASE TYPE      LESSOR                      EXPIRATION                ANNUAL GROUND RENT
-----                          ----------      ------                      ----------                ------------------
Holiday Inn Lawrence, KS(**)   Ground Lease    City of Lawrence, Kansas    Term expires when bonds   Rents sufficient to pay the
200 McDonald Dr.               Dated 1/1/97                                paid in full              principal, or premium, if any,
Lawrence, KS 66044                                                                                   and interest on project bonds
                                                                                                     and related expenses.
Tenant- Lawrence
Hospitality Associates, L.P.

Holiday Inn                    Ground Lease    City of Manhattan, Kansas   Term expires when bonds   Rents sufficient to pay the
Manhattan, KS(**)              Dated 1/1/97                                paid in full              principal, or premium, if any,
530 Richards Dr.                                                                                     and interest on project bonds
Manhattan, KS 66502                                                                                  and related expenses.

Tenant- Manhattan
Hospitality Associates, L.P.

French Quarter Suites          (A) Davis       (A) Martha Sutton under     (A) 9/30/2038             $33,000
Memphis, TN(*)                 Ground Lease    the Davis lease             (B) 9/30/2038
2144 Madison Ave.              dated 4/26/72   (B) Horace and Ann
Memphis, TN 38104              (B) Proctor     Procter under the Proctor
                               Ground Lease    Lease
Tenant- Impac Hotels I, LLC    dated 8/24/72

Holiday Inn Select             Parking Lot     City of Niagra Falls        7/1/07                    $50,000
Niagara Falls, NY(*)           Agreement
(f/k/a Clarion Hotel)          Dated 7/21/97
300 Third Street
Niagra Falls., NY 14303

Tenant- Servico New York,
Inc.

HOTEL                      LEASE TYPE      LESSOR                          EXPIRATION              ANNUAL GROUND RENT
-----                      ----------      ------                          ----------              ------------------
Holiday Inn                Ground Lease    Motel Properties, Inc.           11/30/2014             $250,000
Raleigh, NC(**)            Dated 8/26/69

320 Hillsborough Street,
Raleigh, NC 27603
Tenant -Raleigh Downtown
Enterprises, Inc.

Holiday Inn Select         Ground Lease    Niagara County Industrial        3/28/01                $50,000
Niagara Falls, NY(*)       Dated 3/29/96   Development Agency
(f/k/a Clarion Hotel)
300 Third Street
Niagra, Falls, NY 14303

Tenant- Servico New York,
Inc.

Holiday Inn Select East    Ground Lease    S& J Investments, L.L.C.         12/31/2049             $670,000
Phoenix, AZ(**)            Dated 7/30/84
4300 E. Washington
Phoenix, AZ 85034

Tenant- East Washington
Hospitality, LP

Holiday Inn                Ground Lease    City of Sheffield, Alabama       11/30/2077             Per lease agreement -during
4900 Hatch Blvd.           Dated 2/6/81                                                            renewal period (which
Sheffield, AL 35660(*)                                                                             commenced 11/30/1997), basis
                                                                                                   rent in the amount of $100
Tenant- Sheffield Motel                                                                            annually plus such other
Enterprises, Inc.                                                                                  amounts as lessee agreed to pay
                                                                                                   under the "net lease",
                                                                                                   including, without limitation
                                                                                                   taxes and utilities.

HOTEL                        LEASE TYPE      LESSOR                       EXPIRATION         ANNUAL GROUND RENT
-----                        ----------      ------                       ----------         ------------------
Holiday Inn Sioux City, IA   Parking Space   City of Sioux City, Iowa     12/31/2007         Minimum fee of $2,580/ month
                             Rental                                                          plus additional rent for each
Tenant - Sioux City          Agreement                                                       month in which the dollar
Hospitality, L.C.            dated 1/1998                                                    value of the use of the "ramp"
                                                                                             exceeds $4,000 based upon
                                                                                             current parking rates.

                                 SCHEDULE 3.17

                              EXISTING INVESTMENTS

Investments in the ownership of the capital stock or other evidence of an ownership interest in each of the entities is set forth in Schedules 1.01(a) and 3.05

Deposit accounts and securities accounts as attached hereto.

LODGIAN, INC
Attributed DIP to Low Leverage Properties                         SCHEDULE 3.15
(in $000's)

                                                                                                 Proportional        Attributed
       Location                     Address                       Owner of Record                   EBITDA              DIP
-------------------------------------------------------------------------------------------------------------------------------
Residence Inn                  259 Elm Street,                    Dedham Lodging                      2.2%            $ 539
 Dedham, MA                     Dedham, MA 02026                  Associates I, LP

   BANC ONE                    BANC ONE                                                               2.2%              539

Holiday Inn                    4859 McKnight Rd.,                 McKnight Motel, Inc.                1.7%              415
 McKnight SHG II, PA            Pittsburgh, PA 15237

    COLUMN/CRIMI MAE           COLUMN/CRIMI MAE                                                       1.7%              415

Holiday Inn                    1500 North 51st Ave.,              Servico Hotels I, Inc.              1.5%              370
 Phoenix West, AZ               Phoenix, AZ 85043

Radisson                       3333 East University Dr.,          Servico Hotels II, Inc.             1.4%              338
 Phoenix Hotel, AZ              Phoenix, AZ 85034

Holiday Inn Express            74675 Hwy 111,                     Servico Hotels III, Inc.            1.5%              370
 Palm Desert, CA                Palm Desert, CA 92260

Fort Wayne                     1020 S. Calhoun St.,               Servico Ft. Wayne, Inc.             1.4%              362
 Hilton - Servico               Ft. Wayne, IN 46802

Holiday Inn                    4048 Cerrillos Rd.,                Servico Hotels IV, Inc.             1.0%              248
 Santa Fe, NM                  Santa Fe, NM 87505

Crowne Plaza                   1160 Thorn Run Rd. Ext.,           Moon Airport Motel, Inc.            0.5%              121
 Pittsburgh  Airport            Coraopolis, PA 15108

Holiday Inn                    340 Racetrack Rd.,                 Washington Motel                    1.3%              333
 Meadow Lands, PA               Washington, PA 15301              Enterprises, Inc.

Holiday Inn                    1 South Forest Beach Dr.,          Hilton Head Motel                   2.8%              703
 Hilton Head, SC                Hilton Head, SC 29928             Enterprises, Inc.

    DLJ/COLUMN/CRIMI MAE       DLJ/COLUMN/CRIMI MAE                                                  11.4%            2,845

Courtyard by Marriott          100 Morris St., Revere,            Atlanta-Boston Lodging, LLC         1.5%              379
 -  Boston, MA                 MA 02151

    FIRST UNION                FIRST UNION                                                            1.5%              379

Holiday Inn                    7501 W. Saginaw Hwy,               Servico Lansing, Inc.               3.2%              798
West Lansing, MI               Lansing, MI 48917

    GMAC                       GMAC                                                                   3.2%              798

Holiday Inn                    1129 N. Summit Blvd.,              Servico Frisco, Inc.                1.0%              249
Frisco, CO                     Frisco, CO 80443

Holiday Inn                    2605 North A1A,                    Melbourne Hospitality               2.5%              633
Melbourne, FL                  Indialantic, FL 32903              Associates

Holiday Inn                    300 E. Washington Blvd.,           Fort Wayne Hospitality              0.5%              122
Fort Wayne, IN                 Ft. Wayne, IN 46802                Associates II, L.P.

Crowne Plaza                   10 Lincoln Square,                 Worcester Hospitality               3.9%              965
Worcester, MA                  Worcester, MA 01608                Associates L.P.

Holiday Inn                    2750 Mosside Blvd.,                Apico Inns of Pittsburgh, Inc.      1.5%              374
Monroeville, PA                Monroeville, PA 15146

    LEHMAN/CRIMI MAE           LEHMAN/CRIMI MAE                                                       9.4%            2,344

NON MSDW PROPERTIES                                                                                  29.3%            7,319

LODGIAN, INC
Attributed DIP to Low Leverage Properties                        SCHEDULE 3.15
(in $000's)

                                                                                                 Proportional        Attributed
       Location                     Address                       Owner of Record                   EBITDA              DIP
-------------------------------------------------------------------------------------------------------------------------------
Holiday Inn                    4900 Hatch Blvd.,                  Sheffield Motel                     0.8%              201
Sheffield, AL                  Sheffield, AL 35660                Enterprises, Inc.

Holiday Inn                    3053 Ross Clark,                   Dothan Hospitality 3053, Inc.       0.3%               68
Dothan, AL                     Dothan, AL 36301

Hampton Inn                    3071 Ross Clark Circle,            Dothan Hospitality 3071, Inc.       0.6%              142
Dothan, AL                     Dothan, AL 36301

Holiday Inn Express            801 Cleveland Ave.,                Gadsden Hospitality, Inc.           0.4%              100
Gadsden, AL                    Gadsden, AL 35954

Courtyard by Marriott          1001 McClain Rd.,                  Impac Hotels I, LLC                 1.3%              333
- Bentonville, AR              Bentonville, AR 72712

Residence Inn                  1401 S. Shackleford Rd.,           Little Rock Lodging                 1.2%              303
 Little Rock, AR               Little Rock, AR 72211              Associates, LLC

Holiday Inn                    363 Roberts St.,                   AMI Operating Partners, LP          0.8%              188
East Hartford, CT              E. Hartford, CT 06108

Crowne Plaza                   1601 Belvedere Rd.,                Royce Management Corp.              2.2%              562
West Palm Beach, FL            West Palm Beach, FL 33406

Holiday Inn Express            6501 Pensacola Blvd.,              Servico Pensacola, Inc.             0.7%              187
Pensacola, FL                  Pensacola, FL 32505

Holiday Inn                    7200 Plantation Rd.,               Servico Pensacola 7200, Inc.        0.9%              219
University Mall, FL            Pensacola, FL 32504

Holiday Inn                    1150 3rd St., SW,                  Servico Winter Haven, Inc.          1.4%              362
Winter Haven, FL               Winter Haven, FL 33880

Hampton Inn                    7330 Plantation Rd.,               Servico Pensacola 7330, Inc.        1.2%              298
Pensacola, FL                  Pensacola, FL 32504

Holiday Inn                    5252 New Jesup Hwy,                Brunswick Motel                     0.9%              227
Brunswick, GA                  Brunswick, GA 31525                Enterprises, Inc.

Courtyard by Marriott          3332 Peachtree Rd.,                Impac Hotels I, LLC                 4.4%            1,109
 - Atlanta, GA                 Atlanta, GA 30326

Holiday Inn Hotel &            2265 Kingston Ct.,                 Impac Hotels I, LLC                 0.3%               71
Suites Marietta, GA            Marietta, GA 30067

Fairfield Inn                  1311 St. Augustine Rd.,            Impac Hotels I, LLC                 0.9%              216
Valdosta, GA                   Valdosta, GA 31601

Holiday Inn                    1309 St. Augustine Rd.,            Impac Hotels I, LLC                 0.8%              200
Valdosta, GA                   Valdosta, GA 31601

Holiday Inn                    3405 Algonquin Rd.,                Servico Rolling Meadows, Inc.       2.3%              586
Rolling Meadows, IL            Rolling Meadows, IL 60008

Quality Hotel                  2261 N. Causeway Blvd.,            Servico Metairie, Inc.              1.2%              297
Metairie, LA                   Metairie, LA 70001

Hilton Inn                     5485 Twin Knolls Rd.,              Servico Columbia, Inc.              2.6%              661
Columbia, MD                   Columbia, MD 21045

Holiday Inn                    8777 Georgia Ave.,                 Servico Maryland, Inc.              3.6%              899
Silver Spring, MD              Silver Spring, MD 20910

Holiday Inn                    999 W. Patrick St.,                AMI Operating Partners, LP          1.3%              318
 Frederick, MD                 Frederick, MD 21702

Holiday Inn                    1100 Cromwell Bridge Rd.,          AMI Operating Partners, LP          1.4%              342
Cromwell Bridge, MD            Towson, MD 21286

Holiday Inn                    1800 Belmont Ave.,                 AMI Operating Partners, LP          0.5%              129
Belmont, MD                    Baltimore, MD 21244

LODGIAN, INC
Attributed DIP to Low Leverage Properties                          SCHEDULE 3.15
(in $000's)

                                                                                                 Proportional        Attributed
       Location                     Address                       Owner of Record                   EBITDA              DIP
-------------------------------------------------------------------------------------------------------------------------------
Crowne Plaza                   350 1st Ave., NE,                  Servico Cedar Rapids, Inc.          1.8%              445
Cedar Rapids, IA               Cedar Rapids, IA 52401

Holiday Inn                    1201 West Country Rd. E,           Minneapolis Motel                   1.2%              303
Arden Hills/St. Paul, MN       St. Paul, MN 55112                 Enterprises, Inc.

Courtyard by Marriott          3835 Technology Dr.,               Impac Hotels I, LLC                 1.0%              244
- Paducah, KY                  Paducah, KY 42001

Courtyard by Marriott          46 Cavalier Blvd.,                 Impac Hotels I, LLC                 0.6%              140
 - Florence, KY                Florence, KY 41042

Hurstbourne Hotel,             9700 Blue Grass Parkway,           Impac Hotels I, LLC                 0.7%              170
Louisville,KY                  Louisville, KY 40299

Holiday Inn                    4545 N. Lindbergh Blvd.,           Impac Hotels I, LLC                 1.6%              397
 St. Louis North, MO           St. Louis, MO 63044

Crowne Plaza                   Ten Eyck Plaza,                    Albany Hotel, Inc.                  2.6%              642
Albany, NY                     Albany, NY 12207

Holiday Inn Select             300 Third St.,                     Servico New York, Inc.              1.8%              451
 Niagara Falls, NY             Niagara Falls, NY 14303

Four Points                    114 Buffalo Ave.,                  Servico Niagara Falls, Inc.         0.5%              120
 Niagara Falls, NY             Niagara Falls, NY 14303

Holiday Inn                    150 W. 4th St.,                    Servico Jamestown, Inc.             1.0%              248
 Jamestown, NY                 Jamestown, NY 14701

Holiday Inn                    100 Whitehaven Rd.,                Servico Grand Island, Inc.          0.4%               90
 Grand Island, NY              Grand Island, NY 14072

Holiday Inn                    15471 Royalton Rd.,                Impac Hotels I, LLC                 2.6%              653
 Select Strongsville, OH       Strongsville, OH 44136

Holiday Inn                    401 Holiday Drive,                 Apico Inns of                       1.7%              414
 Greentree, PA                 Pittsburgh, PA 15220               Greentree, Inc.

Holiday Inn                    915 Brinton Rd.,                   Apico Hills, Inc.                   0.2%               44
 Parkway East, PA              Pittsburgh, PA 15221

Doubletree Club                9461 Roosevelt Blvd.,              Impac Hotels I, LLC                 2.2%              547
 Philadelphia, PA              Philadelphia, PA 19114

Holiday Inn                    334 Arsenal Rd.,                   AMI Operating                       0.7%              167
 York, PA                      York, PA 17402                     Partners, LP

Hilton Inn                     5500 Crooks Rd.,                   NH Motel                            2.8%              708
 Northfield, MI                Troy, MI 48098                     Enterprises, Inc.

Clarion                        7401 Northwoods Blvd.,             Servico Northwoods, Inc.            0.6%              161
Charleston, SC                 Charleston, SC 29406

Holiday Inn Sunspree           1601 N. Ocean Blvd.,               Impac Hotels I, LLC                 1.2%              308
Myrtle Beach, SC               Surfside Beach, SC 29575

French Quarter                 2144 Madison Ave.,                 Impac Hotels I, LLC                 0.5%              116
Suites Memphis, TN             Memphis, TN 38104

Crowne Plaza                   12801 NW Freeway US 290,           Servico Houston, Inc.               3.8%              958
Houston, TX                    Houston, TX 77040

Courtyard by Marriott          4350 Ridgemont Dr.,                Impac Hotels I, LLC                 1.0%              246
 - Abilene, TX                 Abilene, TX 79606

Holiday Inn                    3401 South I-35,                   Servico Austin, Inc.                1.8%              451
Austin, TX                     Austin, TX 78741

Holiday Inn                    1955 Market Center Blvd.,          Servico Market                      0.5%              130
 Market Center Dallas, TX      Dallas, TX 75207                   Center, Inc.

Holiday Inn Select             4441 Hwy 114 & Ester Blvd.,        Impac Hotels I, LLC                 2.8%              706
 DFW Airport, TX               Irving, TX 75063

LODGIAN, INC
Attributed DIP to Low Leverage Properties                        SCHEDULE 3.15
(in $000's)

                                                                                                 Proportional        Attributed
       Location                     Address                       Owner of Record                   EBITDA              DIP
-------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Select             1855 Huron Church Road,            Servico Windsor, Inc.               3.2%              805
Windsor, Ontario               Windsor, Ontario,
                               Canada N9C 2L6

                               Morgan Stanley Pool

    MORGAN STANLEY (SENIOR)    MORGAN STANLEY (SENIOR)                                               70.7%          17,681
                                                                                                    -----           ------

                                                                                                    100.0%          25,000
                                                                                                    -----           ------

Holiday Inn Select             4300 E. Washington,                East Washington
Airport Phoenix, AZ            Phoenix, AZ 85034                  Associates, L.P

Holiday Inn                    200 South Beachview Dr.,           Island Motel
Jekyll Island, GA              Jekyll Island, GA 31527            Enterprises, Inc.

Holiday Inn                    301 W. Lombard St.,                Lodgian AMI, Inc.
Inner Harbor, MD               Baltimore, MD 21201

Holiday Inn                    6323 Governor Ritchie Hwy,         Lodgian AMI, Inc.
Glen Burnie, MD                Glen Burnie, MD 21061

Holiday Inn                    890 Linthicum Heights,             Lodgian AMI, Inc.
BWI Airport, MD                MD 21090

Holiday Inn                    530 Richards Dr.                   Manhattan Hospitality
Manhattan, KS                  Manhattan, KS 66502                Associates, L.P

Holiday Inn                    200 McDonald Dr.,                  Lawrence Hospitality
Lawrence, KS                   Lawrence, KS 66044                 Associates, L.P

Holiday Inn                    521 Greenfield Rd.,                Lodgian AMI, Inc.
Lancaster, PA                  Lancaster, PA 17601

                                                                   SCHEDULE 3.17
                                                                   ACCOUNTS

                                BANK INFORMATION


LOCATION  LOW
NUMBER   LEVERAGE STATE   ACCOUNT/PROPERTY DESCRIPTION                               BANK                       CONTACT
------   -------- -----   ----------------------------                               ----                       -------
210          y    AL      Holiday Inn                                           Bank of America              James Butler
220          y    AL      Holiday Inn                                           Bank of America              James Butler
230          y    AL      Hampton Inn                                           Bank of America              James Butler
240          y    AL      Holiday Inn Express                                   Bank of America              James Butler
410          y    AZ      HOLIDAY INN PHOENIX WEST                              Bank of America              James Butler
410          y    AZ      Holiday Inn West                                      Bank of America              James Butler
420          y    AZ      RADISON PHOENIX AIRPORT                               Bank of America              James Butler
420          y    AZ      Radisson Airport                                      Bank of America              James Butler
440          y    AZ      HOLIDAY INN PHOENIX AIRPORT EAST                      Bank of America              James Butler
440          y    AZ      Holiday Inn Select Airport                            Bank of America              James Butler
505          y    AR      COURTYARD BENTONVILLE                                 Bank of America              James Butler
505          y    AR      Courtyard                                             Bank of America              James Butler
560          y    AR      LITTLE ROCK RESIDENCE                                 Bank of America              James Butler
560          y    AR      Residence Inn                                         Bank of America              James Butler
630          y    CA      Holiday Inn Express Palm Desert                       Bank of America              James Butler
630          y    CA      Holiday Inn Express Palm Desert                       Bank of America              James Butler
707               CO      Marriott  (Denver Airport)                            Bank of America              James Butler
725          y    CO      Holiday Inn                                           Bank of America              James Butler
850          y    CT      Holiday Inn                                           Bank of America              James Butler
1108         y    FL      OMNI WPB                                              Bank of America              James Butler
1108         y    FL      Crowne Plaza                                          Bank of America              James Butler
1113         y    FL      HOLIDAY INN EXPRESS PENSACOLA                         Bank of America              James Butler
1113         y    FL      Holiday Inn Express                                   Bank of America              James Butler
1116         y    FL      HOLIDAY INN  UNIVERSITY MALL                          Bank of America              James Butler
1116         y    FL      Holiday Inn University Mall                           Bank of America              James Butler
1132         y    FL      HOLIDAY INN WINTER HAVEN                              Bank of America              James Butler
1132         y    FL      Holiday Inn                                           Bank of America              James Butler
1160         y    FL      HOLIDAY INN MELBOURNE OCEANFRT                        Bank of America              James Butler
1168         y    FL      HAMPTON INN PENSACOLA                                 Bank of America              James Butler
1168         y    FL      Hampton Inn                                           Bank of America              James Butler
1178              FL      Mayfair House Hotel                                   Bank of America              James Butler
1183              FL      Holiday Inn North                                     Bank of America              James Butler
1206         y    GA      HOLIDAY INN BRUNSWICK                                 Bank of America              James Butler
1206         y    GA      Holiday Inn                                           Bank of America              James Butler
1207         y    GA      Holiday Inn                                           Bank of America              James Butler
1212         y    GA      COURTYARD BUCKHEAD                                    Bank of America              James Butler
1212         y    GA      Courtyard Buckhead                                    Bank of America              James Butler
1255         y    GA      HOLIDAY INN SANTE FE                                  Bank of America              James Butler
1255         y    GA      Holiday Inn Hotel & Suites                            Bank of America              James Butler
1260              GA      HOLIDAY INN 1-20 @ WASHINGTON                         Bank of America              James Butler
1260              GA      Holiday Inn                                           Bank of America              James Butler
1265              GA      Fairfield Inn                                         Bank of America              James Butler
1280         y    GA      FAIRFIELD INN VALDOSTA                                Bank of America              James Butler
1285         y    GA      HOLIDAY INN VALDOSTA                                  Bank of America              James Butler
1285         y    GA      Holiday Inn                                           Bank of America              James Butler
1310         y    IL      Holiday Inn                                           Bank of America              James Butler
1421              IN      Holiday Inn                                           Bank of America              James Butler
1425         y    IN      Hilton Hotel                                          Bank of America              James Butler
1440         y    IN      Holiday Inn Hotel & Suites                            Bank of America              James Butler
1502         y    LA      Quality Hotel & Conference Center                     Bank of America              James Butler
1515              LA      Courtyard                                             Bank of America              James Butler
1710         y    MD      COLUMBIA HILTON                                       Bank of America              James Butler
1710         y    MD      Hilton Inn                                            Bank of America              James Butler
1720         y    MD      Holiday Inn                                           Bank of America              James Butler
1765         y    MD      IMPAC HOTEL GROUP/HI INNER HARBOR                     Bank of America              James Butler
1765         y    MD      Holiday Inn Inner Harbor                              Bank of America              James Butler
1770         y    MD      HOLIDAY INN GLEN BURNIE                               Bank of America              James Butler
1770         y    MD      Holiday Inn Baltimore South                           Bank of America              James Butler



  PHONE #                     ADDRESS 1                          ADDRESS 2                  CITY           STATE  POSTAL CODE
  -------                     ---------                          ---------                  ----           -----  -----------
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       70502
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       70502
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
 800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255


    ACCOUNT #           ACCOUNT TYPE
    ---------           ------------
   3267984468            COD Account
   3267984476            COD Account
   3267984484            COD Account
   3267984492            COD Account
   3276601772            Dep
   3267984518            COD Account
   3276601897            Dep
   3267984526            COD Account
   3276601764            Dep
   3267984534            COD Account
   3276601756            Dep
   3267984542            COD Account
   5043070526            Dep
   3267984559            COD Account
   3272205933            COD Account
   3267984583            Dep
   3267984617            COD Account
   3267984625            COD Account
   3267984633            COD Account
   3276601780            Dep
   3267984666            COD Account
   3276601798            Dep
   3267984674            COD Account
   1171987399            Dep
   3267984682            COD Account
   1612148975            Dep
   3267984708            COD Account
   1612020101            Dep
   1171987404            Dep
   3267984724            COD Account
   3267984732            COD Account
   3267984740            COD Account
   1229466699            Dep
   3267984757            COD Account
   3267984765            COD Account
   3276601939            Dep
   3267984773            COD Account
   3276600022            Dep
   3267984781            COD Account
   3276599992            Dep
   3267985713            COD Account
   3267984799            COD Account
   3276599968            Dep
   3276601806            Dep
   3267984815            COD Account
   3267984823            COD Account
   3267984831            COD Account
   3267984849            COD Account
   3267984856            COD Account
   3267984864            COD Account
   3267984872            COD Account
   3276599984            Dep
   3267984898            COD Account
   3267984906            COD Account
   3276601830            Dep
   3267984914            COD Account
   3276601848            Dep
   3267984922            COD Account


                                                                   SCHEDULE 3.17
                                                                   ACCOUNTS
                                BANK INFORMATION


LOCATION  LOW
NUMBER   LEVERAGE STATE   ACCOUNT/PROPERTY DESCRIPTION                               BANK                       CONTACT
------   -------- -----   ----------------------------                               ----                       -------
1775         y    MD      HOLIDAY INN                                           Bank of America              James Butler
1775         y    MD      Holiday Inn BWI Airport                               Bank of America              James Butler
1776         y    MD      HOLIDAY INN FREDERICK                                 Bank of America              James Butler
1776         y    MD      Holiday Inn                                           Bank of America              James Butler
1780         y    MD      HOLIDAY INN CROMWELL BRIDGE                           Bank of America              James Butler
1780         y    MD      Holiday Inn Cromwell Bridge (Balt.)                   Bank of America              James Butler
1785         y    MD      HOLIDAY INN BELMONT                                   Bank of America              James Butler
1785         y    MD      Holiday Inn Belmont                                   Bank of America              James Butler
1810              IA      HILTON INN SIOUX CITY                                 Bank of America              James Butler
1810              IA      Hilton Inn                                            Bank of America              James Butler
1820              IA      Clarion Hotel                                         Bank of America              James Butler
1830              IA      SERVICO WEST DES MOINES, INC                          Bank of America              James Butler
1830              IA      Four Points                                           Bank of America              James Butler
1840         y    IA      Crowne Plaza Five Seasons                             Bank of America              James Butler
1910         y    MN      Holiday Inn North (Arden Hills)                       Bank of America              James Butler
2007         y    KY      Courtyard                                             Bank of America              James Butler
2020              KY      Holiday Inn                                           Bank of America              James Butler
2035         y    KY      Courtyard                                             Bank of America              James Butler
2040         y    KY      Radisson Hotel East                                   Bank of America              James Butler
2050              KY      Holiday Inn                                           Bank of America              James Butler
2100         y    KS      Holiday Inn                                           Bank of America              James Butler
2110         y    KS      LAWRENCE HOSPITALITY ASSOCIATES LP DBA                Bank of America              James Butler
2110         y    KS      Holiday Inn                                           Bank of America              James Butler
2120              KS      SERVICO WICHITA INC DBA HOLIDAY INN                   Bank of America              James Butler
2120              KS      Holiday Inn Airport                                   Bank of America              James Butler
2222         y    MO      HOLIDAY INN ST LOUIS NORTH                            Bank of America              James Butler
2222         y    MO      Holiday Inn St Louis Airport North                    Bank of America              James Butler
2510              NE      Clarion Hotel Omaha                                   Bank of America              James Butler
2520              NE      Four Points     Sheraton                              Bank of America              James Butler
2700         y    MA      Crowne Plaza                                          Bank of America              James Butler
2727         y    MA      Courtyard  (Bos.)                                     Bank of America              James Butler
2777         y    MA      Residence Inn (Bos.)                                  Bank of America              James Butler
3210         y    NM      Holiday Inn                                           Bank of America              James Butler
3311         y    NY      Crowne Plaza                                          Bank of America              James Butler
3314         y    NY      Holiday Inn Select                                    Bank of America              James Butler
3326         y    NY      Four Points                                           Bank of America              James Butler
3330         y    NY      Holiday Inn                                           Bank of America              James Butler
3345         y    NY      Holiday Inn Grand Island  (Niag.)                     Bank of America              James Butler
3348              NY      Holiday Inn Farrell Road                              Bank of America              James Butler
3398              NY      Holiday Inn                                           Bank of America              James Butler
3422              NC      RALEIGH DOWNTOWN ENTERPRISES INC C/O SERVICO INC      Bank of America              James Butler
3422              NC      Holiday Inn Dntn                                      Bank of America              James Butler
3500              OH      HOLIDAY INN CITY CENTER                               Bank of America              James Butler
3510              OH      Holiday Inn                                           Bank of America              James Butler
3515         y    OH      Holiday Inn Select                                    Bank of America              James Butler
3535              OH      Holiday Inn Dntn                                      Bank of America              James Butler
3636              OK      Courtyard                                             Bank of America              James Butler
3801         y    PA      Holiday Inn Monroeville  (Pitt.)                      Bank of America              James Butler
3802         y    PA      Holiday Inn Greentree                                 Bank of America              James Butler
3804         y    PA      Holiday Inn Parkway East                              Bank of America              James Butler
3805         y    PA      Crowne Plaza  (Pitt.)                                 Bank of America              James Butler
3806         y    PA      Holiday Inn North Hills  (McKnight)                   Bank of America              James Butler
3810         y    PA      Holiday Inn Meadow Lands                              Bank of America              James Butler
3838         y    PA      Doubletree Club Hotel                                 Bank of America              James Butler
3875         y    PA      Holiday Inn  -  Arsenal Rd                            Bank of America              James Butler
3890         y    PA      Holiday Inn East                                      Bank of America              James Butler
3930         y    MI      Hilton Inn Northfield                                 Bank of America              James Butler
3970         y    MI      Holiday Inn West                                      Bank of America              James Butler


  PHONE #                     ADDRESS 1                          ADDRESS 2                  CITY           STATE  POSTAL CODE
  -------                     ---------                          ---------                  ----           -----  -----------
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800 547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Treasury Management Service           101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Treasury Management Service           101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255
800-547-6058       Real Estate Treasury Services         101 South Tryon Street          Charlotte          NC       28255


    ACCOUNT #           ACCOUNT TYPE
    ---------           ------------
    3276599950            Dep
    3267984930            COD Account
    3067294005            Dep
    3267984948            COD Account
    3064966394            Dep
    3267984955            COD Account
    3064966404            Dep
    3267984963            COD Account
    3276601905            Dep
    3267984971            COD Account
    3267984989            COD Account
    3276600048            Dep
    3267984997            COD Account
    3267985002            COD Account
    3267985010            COD Account
    3267985036            COD Account
    3267985051            COD Account
    3267985069            COD Account
    3267985077            COD Account
    3267985085            COD Account
    3267985101            COD Account
    3276601814            Dep
    3267985119            COD Account
    3276601822            Dep
    3267985127            COD Account
    3276601913            Dep
    3267985135            COD Account
    3267985150            COD Account
    3267985168            COD Account
    3267985176            COD Account
    3263038889            COD Account
    3267985184            COD Account
    3267985200            COD Account
    3267985226            COD Account
    3267985234            COD Account
    3267985242            COD Account
    3267985259            COD Account
    3267985275            COD Account
    3267985267            COD Account
    3267985283            COD Account
    3276600014            Dep
    3267985309            COD Account
    1611996993            Partnership Acct
    3267985317            COD Account
    3267985325            COD Account
    3267985333            COD Account
    3267985341            COD Account
    3267985390            COD Account
    3267985408            COD Account
    3267985416            COD Account
    3267985424            COD Account
    3267985432            COD Account
    3267985457            COD Account
    3267985465            COD Account
    3267985473            COD Account
    3267985499            COD Account
    3267985507            COD Account
    3267985515            COD Account

                                                                   SCHEDULE 3.17
                                                                   ACCOUNTS

                                BANK INFORMATION


LOCATION  LOW
NUMBER   LEVERAGE STATE   ACCOUNT/PROPERTY DESCRIPTION                                                      BANK
------   -------- -----   ----------------------------                                                      -----
4010         y    SC      HILTON HEAD ENTERPRISES                                                     Bank of America
4010         y    SC      Holiday Inn                                                                 Bank of America
4021         y    SC      BW NORTHWOODS ATRIUM CHARLESTON                                             Bank of America
4021         y    SC      Clarion Hotel Charleston                                                    Bank of America
4040         y    SC      HOLIDAY INN MYRTLE BEACH                                                    Bank of America
4040         y    SC      Holiday Inn Sunspree Resort  -  MYR                                         Bank of America
4205              TN      Fairfield Inn Jackson                                                       Bank of America
4215         y    TN      FRENCH QUARTER MEMPHIS                                                      Bank of America
4215         y    TN      French Quarter Suites                                                       Bank of America
4242              TN      Holiday Inn Sycamore View                                                   Bank of America
4310         y    TX      RAMADA PLAZA HOUSTON                                                        Bank of America
4310         y    TX      RAMADA PLAZA HOUSTON                                                        Bank of America
4310         y    TX      Crowne/Ramada Plaza                                                         Bank of America
4343         y    TX      COURTYARD ABILENE                                                           Bank of America
4343         y    TX      LODGIAN ABILENCE BEVERAGE CORP                                              Bank of America
4343         y    TX      Courtyard                                                                   Bank of America
4375         y    TX      SERVICO AUSTIN INC                                                          Bank of America
4375         y    TX      SERVICO AUSTIN INC                                                          Bank of America
4375         y    TX      Holiday Inn South                                                           Bank of America
4380         y    TX      HOLIDAY INN MARKET CENTER                                                   Bank of America
4380         y    TX      HOLIDAY INN MARKET CENTER                                                   Bank of America
4380         y    TX      Holiday Inn Market Center                                                   Bank of America
4388         y    TX      HOLIDAY INN DFW                                                             Bank of America
4388         y    TX      HOLIDAY INN DFW/BEVERAGE DALLAS                                             Bank of America
4388         y    TX      Holiday Inn Select DFW Airport (Dal.)                                       Bank of America
4545              VT      IMPAC III DBA FAIRFIELD BURLINGTON                                          Bank of America
4800              WV      Holiday Inn                                                                 Bank of America
4848              WV      Holiday Inn                                                                 Bank of America
4899              WV      Holiday Inn Clarksburg                                                      Bank of America
6003                      Western Regional Office                                                     Bank of America
Impac I           GA      Fairfield                                                                   Bank of America
                  GA      LODGIAN, INC. PAYROLL ACCT                                                  Bank of America
                  GA      LODGIAN DISBURSEMENT ACCOUNT                                                Bank of America
                  GA      IMPAC II                                                                    Bank of America
                  GA      IMPAC III                                                                   Bank of America
                  GA      LODGIAN FINANCING CORP                                                      Bank of America
                  GA      LODGIAN INC                                                                 Bank of America
                  GA      LODGIAN INC                                                                 Bank of America
                  GA      LODGIAN INC                                                                 Bank of America
                  GA      Courtyard by Marriott                                                       Bank of America
                  GA      Lodgian, Inc.                                                               Bank of America
3890         y    PA      AMI OPERATING PARTNERS - A LTD PTRSHP                                       Bank of Lancaster
707               CO      MARRIOTT DENVER AIRPORT/CAPITAL CORP OF AMERICA                             Bank One
707               CO      MARRIOTT DENVER AIRPORT/CAPITAL CORP OF AMERICA/Security Dep                Bank One
1265              GA      THE CAPITAL CO OF AMERICA                                                   Bank One
1310         y    IL      HOLIDAY INN ROLLING MEADOWS                                                 Bank One
1421              IN      RAMADA INN BLOOMINGTON                                                      Bank One
1515              LA      COURTYARD LAFAYETTE                                                         Bank One
1515              LA      THE CAPITAL CO OF AMERICA LLC AS MORTGAGEE OF  IMPAC HOTELS                 Bank One
2040         y    KY      DOUBLETREE LOUISVILLE                                                       Bank One
2050              KY      HOLIDAY INN, FLORENCE                                                       Bank One
2050              KY      HOLIDAY INN, FLORENCE                                                       Bank One
2828              NH      HOLIDAY INN MERRIMACK                                                       Bank One
3500              OH      HOLIDAY INN CITY CENTER                                                     Bank One
3510              OH      BRECKSVILLE HOSPITALITY LTD PART                                            Bank One
3636              OK      CAPITAL CORP OF AMERICA/COURTYARD TULSA                                     Bank One
3636              OK      CAPITAL CORP OF AMERICA/COURTYARD TULSA                                     Bank One
4545              VT      FAIRFIELD INN BURLINGTON                                                    Bank One


CONTACT                  PHONE #               ADDRESS 1                   ADDRESS 2              CITY           STATE  POSTAL CODE
-------                  -------               ---------                   ---------              ----           -----  -----------
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 Customer Service     800-547-6058  Treasury Management Service      101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 Customer Service     800-547-6058  Treasury Management Service      101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Treasury Management Service      101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Butler         800-547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 James Buttler        800 547-6058  Real Estate Treasury Services    101 South Tryon Street       Charlotte          NC    28255
 Customer Service     717-560-5800  1097 Commercial Ave              P.O. Box 38                  East Petersburg    PA    17520
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Customer Service     800-404-4111                                   1 Bank One Plaza             Chicago            IL    60670
 Customer Service     800-404-4111  Bank One  Indiana, N.A.          7610 W. Washington Street    Indianapolis       IN    46231
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
                      800-404-4111                                   Department 1045              Columbus           OH    43271
                      800-404-4111                                   Department 1045              Columbus           OH    43271
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502
 Debbie Young         337-265-3219  Mail Code LA-2-7685              P.O. Box 3248                Layfayette         LA    70502


ACCOUNT #           ACCOUNT TYPE
---------           ------------
745010325             Dep
3267985523            COD Account
3276600006            Dep
3267985531            COD Account
3276599976            Dep
3267985556            COD Account
3267985580            COD Account
3276600030            Dep
3267985606            COD Account
3267985614            COD Account
5772042273            Dep
5772042232            Liquor
3267985598            COD Account
3276600055            Dep
1390070419            Liquor
3267984880            COD Account
3276601871            Dep
1390070435            Liquor
3267985630            COD Account
3276601889            Dep
1390070422            Liquor
3267985648            COD Account
3276601863            Dep
1390072653            Liquor
3267985689            COD Account
3272206519            Magers
3267985440            COD Account
3267985622            COD Account
3267985382            COD Account
3267985671            COD Account
3272293483            COD Account
3272208911            Payroll
3272208903            Accounts Payable
3272209570            Dep Acct trsf from LaSalle
3272209588            Dep Acct trsf from LaSalle
3263038863            Concentration, Master Funding
3267984443            Manager's Checks Master Funding Account
3263057186            Concentration, Master Funding
3263057202            Travel Agent
3276598945            COD Account
3263057202            Travel Agent Account
917144401             Dep
1192614780            Dep
192614863             Sec Dep
1588492973            Lockbox
616201570             Dep
181457950             Dep
1588493393            Sec Dep
7114107762            Bk Rem Clearing
88324561              Dep
618006514             Bk Rem Clearing
618006522             Sec Dep
L/B1588492973         Dep
980291258             Dep
100207554             Dep
628891822             Sec Dep
628891814             Bk Rem Clearing
13051115              Bk Rem Clearing

                                                                   SCHEDULE 3.17
                                                                   ACCOUNTS

                                BANK INFORMATION


LOCATION  LOW
NUMBER   LEVERAGE STATE   ACCOUNT/PROPERTY DESCRIPTION                                    BANK                       CONTACT
------   -------- -----   ----------------------------                                    ----                       -------

                  LA      THE CAPITAL CO OF AMERICA (Baton Rouge)                        Bank One                  Debbie Young
                  LA      THE CAPITAL CO OF AMERICA                                      Bank One                  Debbie Young
                  GA      THE CAPITAL CO OF AMERICA                                      Bank One                  Debbie Young
3311         y    NY      OMNI ALBANY                                                    CHARTER BANK              Heather Shea
210          y    AL      SHEFFIELD MOTEL ENTERPRISES INC DBA HOLIDAY INN SHEFFIELD      Colonial Bank             Customer Service
210          y    AL      SHEFFIELD MOTEL ENTERPRISES INC DBA HOLIDAY INN SHEFFIELD      Colonial Bank             Customer Service
3930         y    MI      NH ENTERPRISES INC/HILTON NORTHFIELD                           Comerica
2100         y    KS      HOLIDAY INN MANHATTAN                                          Commerce Bank
2100         y    KS      MANHATTAN HOSPITALITY ASSOCIATES                               Commerce Bank
2727         y    MA      COMFORT INN BOSTON                                             Eastern Bank
1207         y    GA      HOLIDAY INN JEKYLL ISLAND                                      First Bank of Brunswick
1160         y    FL      Holiday Inn (Melbourne)                                        First Union               Customer Service
1720         y    MD      HOLIDAY INN WASHINGTON DC                                      First Union               Customer Service
3500              OH      Holiday Inn City Center                                        First Union               Customer Service
3838         y    PA      PHILADELPHIA LODGING                                           First Union               Customer Service
3875         y    St      HOLIDAY INN ARSENAL ROAD                                       First Union
2035         y    KY      IMPAC HOTELS I LLC                                             FIRSTAR
3515         y    OH      IMPAC HOTELS II LLC                                            FIRSTAR
2777         y    MA      RESIDENCE INN DEDHAM                                           Fleet Bank
1502         y    LA      SERVICO METAIRIE DBA QUALITY HOTEL                             Hibernia National Bank
3314         y    NY      SERVICO NEW YORK INC                                           HSBC                      Customer Service
3326         y    NY      HOLIDAY INN NIAGARA FALLS                                      HSBC                      Customer Service
3345         y    NY      SERVICO GRAND ISLAND                                           HSBC                      Customer Service
4800              WV      HOLIDAY INN FAIRMONT                                           Huntington                Stephen Petitto
4800              WV      HOLIDAY INN FAIRMONT                                           Huntington                Stephen Petitto
4848              WV      HOLIDAY INN MORGANTOWN                                         Huntington                Stephen Petitto
4848              WV      HOLIDAY INN MORGANTOWN                                         Huntington                Stephen Petitto
4899              WV      HOLIDAY INN BRIDGEPORT                                         Huntington                Stephen Petitto
4899              WV      HOLIDAY INN BRIDGEPORT                                         Huntington                Stephen Petitto
3330         y    NY      HOLIDAY INN JAMESTOWN                                          Key Bank                  Customer Service
                  GA      LENNOX BUILDING/IMPAC HOTEL                                    LaSalle                   Ruth Hall
                  GA      LENNOX BUILDING/IMPAC HOTEL                                    LaSalle                   Ruth Hall
3348              NY      THE CAP CORP OF AMERICA/IMPAC HOTELS                           M&T Bank                  Customer Service
3348              NY      THE CAPITAL CORP OF AMERICA AS MORTGAGEE IMPAC HOTELS II       M&T Bank                  Customer Service
3398              NY      HOLIDAY INN HAMBURG                                            M&T Bank                  Customer Service
3398              NY      HOLIDAY INN HAMBURG                                            M&T Bank                  Customer Service
3804         y    PA      APICO HILLS/HOLIDAY INN PARKWAY EAST                           Mellon Bank
3805         y    PA      CLARION ROYCE PITTSBURGH/MOON ROYCE                            Mellon Bank
3806         y    PA      HOLIDAY INN MCKNIGHT ROAD                                      Mellon Bank
3970         y    MI      HOLIDAY INN WEST LANSING                                       Michigan National
1425         y    IN      FORT WAYNE HILTON                                              National City             Customer Service
1440         y    IN      HOLIDAY INN FORT WAYNE                                         National City             Customer Service
3810         y    PA      WASHINGTON MOTEL ASSOCIATES LTD                                National City             Customer Service
2020              KY      IMPAC HOTELS ii CAP CO OF AMER LLC                             PNC Bank
2020              KY      IMPAC HOTELS II DBA HOLIDAY INN FT MITCHELL                    PNC Bank
3801         y    PA      APICO INNS OF PITTSBURG INC DBA HOLIDAY INN                    PNC Bank
3802         y    PA      APICO INNS GREENTREE INC                                       PNC Bank
3535              OH      HOLIDAY INN CINCINNATI                                         Provident Bank
3535              OH      HOLIDAY INN CINCINNATI                                         Provident Bank
5950         y    Ont, CA SERVICO WINDSOR                                                Royal Bank of Canada      Jo-Ann Smith
5950         y    Ont, CA SERVICO WINDSOR                                                Royal Bank of Canada      Jo-Ann Smith
5950         y    Ont, CA SERVICO WINDSOR                                                Royal Bank of Canada      Jo-Ann Smith
5950         y    Ont, CA Holiday Inn Select                                             Royal Bank of Canada      Jo-Ann Smith
5950         y    Ont, CA Holiday Inn Select                                             Royal Bank of Canada      Jo-Ann Smith
220          y    AL      DOTHAN HOSPITALITY 3053                                        SouthTrust
220          y    AL      DOTHAN HOSPITALITY 3053                                        SouthTrust
230          y    AL      DOTHAN HOSPITALITY 3053                                        SouthTrust
240          y    AL      GADSEN HOSPITALITY INC.                                        SouthTrust



   PHONE #               ADDRESS 1                             ADDRESS 2                     CITY           STATE     POSTAL CODE
   -------               -------                               ---------                   ---------        ------    ------------
   337-265-3219       Mail Code LA-2-7685                   P.O. Box 3248                   Layfayette         LA       70502
   337-265-3219       Mail Code LA-2-7685                   P.O. Box 3248                   Layfayette         LA       70502
   337-265-3219       Mail Code LA-2-7685                   P.O. Box 3248                   Layfayette         LA       70502
   518-426-6473                                             101 N. Pearl Street             Albany             NY       12207
   877-502-2265                                             P.O. Box 1887                   Birmingham         AL       35201
   877-502-2265                                             P.O. Box 1887                   Birmingham         AL       35201
   248-371-5288                                             P.O.Box 75000                   Detroit            MI       48275
   785-537-1234                                             727 Poyntz Avenue               Manhattan          KS       66502
   785-537-1234                                             727 Poyntz Avenue               Manhattan          KS       66502
   781-599-2100                                             270 Union Street                Lynn               MA       01901
   912-267-9500                                             5340 New Jesup Highway          Burnswick          GA       31520
   800-222-3862       10 Corporate Centre                   10400 Little Patuxent Pkwy      Columbia           MD       21044
   800-222-3862                                             10400 Little Patuxent Pkwy      Columbia           MD       21044
   800-222-3862                                             10400 Little Patuxent Pkwy      Columbia           MD       21044
   800-222-3862                                             10400 Little Patuxent Pkwy      Columbia           MD       21044
   800-225-5332                                             1500 N. George Street           York               PA       17404
   800-481-4544                                             5001 Houston Road               Florence           KY       41042
   800-481-4544                                             14444 Pearl Road                Strongsville       OH       44136
   800-353-3824                                             858 Washington Street           Dedham             MA       2026
   800-262-5689                                             2200 N Causeway                 Metarie            LA       70001
   800-975-4722                                             8301 Niagara Falls Blvd         Niagara Falls      NY       14304
   800-975-4722                                             8301 Niagara Falls Blvd         Niagara Falls      NY       14304
   800-975-4722                                             8301 Niagara Falls Blvd         Niagara Falls      NY       14304
   304-623-7100                                             P.O. Box 2490                   Clarksburg         WV       26302
   304-623-7100                                             P.O. Box 2490                   Clarksburg         WV       26302
   304-623-7100                                             P.O. Box 2490                   Clarksburg         WV       26302
   304-623-7100                                             P.O. Box 2490                   Clarksburg         WV       26302
   304-623-7100                                             P.O. Box 2490                   Clarksburg         WV       26302
   304-623-7100                                             P.O. Box 2490                   Clarksburg         WV       26302
   800-539-2968                                             P.O. Box 22114                  Albany             NY       22114
   312-904-7232       Suite 1840                            135 S. Lasalle Street           Chicago            IL       60603
   312-904-7232       Suite 1840                            135 S. Lasalle Street           Chicago            IL       60603
   315-622-3227                                             101 South Salina Street         Syracuse           NY       13202
   315-622-3227                                             101 South Salina Street         Syracuse           NY       13202
   845-354-6009                                             P.O. Box 10090                  Newburgh           NY       12552
   716-649-8400                                             One Fountain Plaza              Buffalo            NY       14203
   800-527-1800                                             2005 Rt 286                     Pittsburgh         PA       15239
   800-527-1800       Moontown Ship Office                  1132 Thorn Run Rd, Ext          Caraopolis         PA       15101
   800-527-1800                                             100 Ross Park Mall Drive        Pittsburgh         PA       15237
                                                            27777 Inksetter Road            Farmington Hills   MI       48333
   800-774-2424                                             One National Center             Indianapolis       IN       46255
   800-774-2424                                             One National Center             Indianapolis       IN       46255
   800-352-0186                                             116 Alleghency Center Mall      Pittsburgh         PA       15212
   877-287-2654                                             P.O. Box 609                    Pittsburgh         PA       15230
   877-287-2654                                             P.O. Box 609                    Pittsburgh         PA       15230
   877-287-2654                                             P.O. Box 609                    Pittsburgh         PA       15230
   877-287-2654                                             P.O. Box 609                    Pittsburgh         PA       15230
   800-335-2220       Mail Stop 464F                        One East Fourth Street          Cincinnati         OH       45269
   800-335-2220       Mail Stop 464F                        One East Fourth Street          Cincinnati         OH       45269
   519-255-8657       Business Banking Center               245 Ouellete Avenue 2nd fl      Windsor            ONT      N9A-7J2
   519-255-8657       Business Banking Center               245 Ouellete Avenue 2nd fl      Windsor            ONT      N9A-7J2
   519-255-8657       Business Banking Center               245 Ouellete Avenue 2nd fl      Windsor            ONT      N9A-7J2
   519-255-8657       Business Banking Center               245 Ouellete Avenue 2nd fl      Windsor            ONT      N9A-7J2
   519-255-8657       Business Banking Center               245 Ouellete Avenue 2nd fl      Windsor            ONT      N9A-7J2
   334-793-0700       P.O. Box 809                          Dothan                          Alabama            AL       36302
   334-793-0700       P.O. Box 809                          Dothan                          Alabama            AL       36302
   334-793-0700       P.O. Box 809                          Dothan                          Alabama            AL       36302
   334-793-0700       P.O. Box 809                          Dothan                          Alabama            AL       36302


ACCOUNT #               ACCOUNT TYPE
---------               ------------
  1588493021            Credit Card Clearing
  1588492965            Lockbox
  1588493039            Checking
  4420050034            Dep
  5152666               Dep
  8007324224            Liquor
  2401005612            Dep
  620662607             Liquor
  620662666             Dep
  600082408             Dep
  6016406               Dep
  2090001113784         COD Account
  203000812842          Dep
  2090001974224         COD Account
  2030152160332         Dep
  2000063968446         Dep
  490329430             Dep
  570254060             Dep
  89857450              Dep
  812393006             Dep
  834159961             Dep
  834159988             Dep
  834159970             Dep
  1531104982            Sec Dep
  1531012281            Bk Rem Clearing
  1521107766            Sec Dep
  1521007442            Bk Rem Clearing
  1521107753            Sec Dep
  1521009110            Bk Rem Clearing
  327700021055          Dep
  677742009             Trust and Asset Account
  677834905             Trust and Asset Account
  8890222139            Sec Dep
  8700238002            Bk Rem Clearing
  8890177689            Sec Dep
  16373565              Bk Rem Clearing
  1719287               Dep
  1707251               Dep
  262676                Dep
  1939586002            Dep
  130005548             Dep
  330007579             Dep
  5151000285            Dep
  4802849119            Sec Dep
  4800156714            Bk Rem Clearing
  1022746               Dep
  2011432               Dep
  859100                Dep
  6004284               Sec Dep
  1015890               AP Disbursements $C
  4002325               Dep $US
  1015932               General $C
  1015940               COD Account
  4002259               COD Account
  67877298              Liquor
  67877287              Depository
  67877265              Dep
  67877309              Dep

Page 5 of 5                    BANK INFORMATION                    SCHEDULE 3.17
                                                                        ACCOUNTS

LOCATION  LOW
NUMBER   LEVERAGE STATE   ACCOUNT/PROPERTY DESCRIPTION                                                BANK
------   -------- -----   ----------------------------                                                ----

2700         y    MA      WORCHESTER HOSPITALITY ASSC                                                 Sovereign Bank of New England
2727         y    MA      DBA BOSTON REVERE                                                           SunTrust
                  FL      SERVICO MANAGEMENT CORP                                                     SunTrust
                  GA      IMPAC HOTELS II LLC                                                         SunTrust
                  GA      IMPAC HOTELS LLC                                                            SunTrust
1178              FL      THE CAPITAL CO OF AMERICA AS MORTGAGE OF IMPAC HOTELS II LLC                Union Planters
1178              FL      THE CAPITAL CO OF AMERICA AS MORTGAGE OF IMPAC HOTELS II LLC                Union Planters
1183              FL      THE CAPITAL CO OF AMERICA AS MORTGAGE OF IMPAC HOTELS II LLC                Union Planters
1183              FL      THE CAPITAL CO OF AMERICA AS MORTGAGE OF IMPAC HOTELS II LLC                Union Planters
2007         y    KY      COURTYARD PADUCAH (MORT IMPAC HOTELS I LLC)                                 Union Planters
4205              TN      IMPACS HOTELS III LLC DBA FAIRFIELD INN SECURITY                            Union Planters
4205              TN      IMPACS HOTELS III LLC DBA FAIRFIELD                                         Union Planters
4242              TN      THE CAPITAL COMPANY OF AMERICA LLC                                          Union Planters
4242              TN      THE CAP CO OF AMER AS MORT OF IMPAC                                         Union Planters
850          y    CT      HOLIDAY INN EAST HARTFORD                                                   Webster Bank
725          y    CO      SERVICO FRISCO INC                                                          Wells Fargo
1840         y    IA      SERVICO CEDAR RAPIDS                                                        Wells Fargo
1910         y    MN      HOLIDAY INN ARDEN HILLS/ST PAUL                                             Wells Fargo
2510              NE      CLARION HOTEL OMAHA                                                         Wells Fargo
2520              NE      SHERATON OMAHA                                                              Wells Fargo
1820              IA      BEST WESTERN COUNCIL BLUFFS                                                 Wells Fargo Nebraska N.A.



   CONTACT               PHONE #               ADDRESS 1                   ADDRESS 2              CITY           STATE  POSTAL CODE
   -------               -------               ---------                   ---------             -------         -----  -----------
Customer Service       800-727-8637                                        75 State Street       Boston             MA       02110
Deborah A. Metts       404-575-2687  Treasury Management Service           P.O. Box 4418         Atlanta            GA       30302
         N/A           800-786-8787  P.O. Box 405100/Mail Code 1062        Ft.Lauderdale         Florida            FL       33340
Deborah A. Metts       404-575-2687  Treasury Management                   P.O. Box 4418         Atlanta            GA       30302
Deborah A. Metts       404-575-2687  Treasury Management                   P.O. Box 4418         Atlanta            GA       30302
Adianez Rodriguez      877-848-2265                                        3516 Main Highway     Coconut Grove      FL       33133
Adianez Rodriguez      877-848-2265                                        3516 Main Highway     Coconut Grove      FL       33133
Adianez Rodriguez      877-848-2265                                        3516 Main Highway     Coconut Grove      FL       33133
Adianez Rodriguez      877-848-2265                                        3516 Main Highway     Coconut Grove      FL       33133
                       800-333-1882                                        US Hwy 60 West        Paducah            KY       42002
                       800-921-0086  Treasury Management                   118 North Liberty     Jackson            TN       38301
                       800-921-0086  Treasury Management                   118 North Liberty     Jackson            TN       38301
                       800-921-0086                                        118 North Liberty     Jackson            TN       38301
                       800-921-0086                                        118 North Liberty     Jackson            TN       38301
                       800-482-2220                                        P.O. Box 191          Waterbury          CT       06720
                       503-721-5330  Domestic Coll/ MAC P6103-084          P.O. Box 3055         Portland           OR       97208
Kevin Stillman         515-237-5840                                        P.O. Box 837          Des Moines         IA       50304
                       503-721-5330  Domestic Coll/ MAC P6103-084          P.O. Box 3055         Portland           OR       97208
                       503-721-5330  Domestic Coll/ MAC P6103-084          P.O. Box 3055         Portland           OR       97208
                       503-721-5330  Domestic Coll/ MAC P6103-084          P.O. Box 3055         Portland           OR       97208
                       402-536-2553                                        P.O. Box 3408         Omaha              NE       68103


     ACCOUNT #             ACCOUNT TYPE
     ---------             ------------
     39700038324           DEP/CHECKING
     8800245105            Checking
     417006207997          LIFERE
     8801724835            Corp Acct
     8801824650            Receivables
     9660010548            Sec Dep
     9660010530            Bk Rem Clearing
     9660022543            Sec Dep
     9660022550            Bk Rem Clearing
     10006861              Dep
     1210119628            Bk Rem Clearing
     3500302775            Sec Dep
     3500324588            Bk Rem Clearing
     3500324531            Sec Dep
     3311913012            Dep
     3068001137            Checking
     3000439578            Dep
     3522097408            Dep
     1155081292            Dep
     1155081305            Dep
     1155081401            Dep

                                                                  CONFORMED COPY

                          SECURITY AND PLEDGE AGREEMENT

         SECURITY AND PLEDGE AGREEMENT (this "AGREEMENT"), dated as of December 31, 2001, by and among Lodgian, Inc., a Delaware corporation (the "BORROWER"), and each of the direct and indirect subsidiaries of the Borrower that is party hereto (collectively, with the Borrower, the "GRANTORS"), certain of which Grantors is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, and Morgan Stanley Senior Funding, Inc., as Collateral Agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as hereinafter defined):

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Grantors and other subsidiaries of the Borrower, certain financial institutions (the "DIP LENDERS") and Morgan Stanley Senior Funding, Inc., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT", and, together with the Collateral Agent, the "AGENTS"), are entering into a Revolving Credit and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "DIP CREDIT AGREEMENT"); and

         WHEREAS, unless otherwise defined herein, terms defined in the DIP Credit Agreement are used herein as therein defined; and

         WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit that the Grantors shall have granted, subject to the Carve-Out, a security interest, pledge and lien on (x) all cash and cash equivalents maintained in each Letter of Credit Account and (y) all of the Grantors' assets and properties and the proceeds thereof pursuant to applicable provisions of the Bankruptcy Code to the extent any Grantor is the subject of a Case; and

         WHEREAS, in the case of each Grantor that is the subject of a Case, the grant of such security interest, pledge and lien has been authorized pursuant to applicable provisions of the Bankruptcy Code by the Interim Order, and, after the entry thereof, will have been so authorized by the Final Order (collectively, the "ORDERS"); and

         WHEREAS, to supplement the Orders, without in any way diminishing or limiting the effect of the Orders or the security interest, pledge and lien granted thereunder, the parties hereto desire to more fully set forth their respective rights in connection with such security interest, pledge and lien; and

         WHEREAS, the Orders authorize the Grantors that are a subject of a Case to execute, deliver and perform this Agreement;

         NOW, THEREFORE, in consideration of the premises contained herein and in order to induce the DIP Lenders to make Loans and issue Letters of Credit, and to induce the Agents to act in such capacities, the Grantors hereby agree with the Collateral Agent as follows:

         SECTION 1. Grant of Security and Pledge. In order to secure the full and punctual payment of the Obligations, each of the Grantors hereby transfers, grants, bargains, sells, conveys, hypothecates, assigns, pledges and sets over to the Collateral Agent for its benefit and the ratable benefit of the DIP Lenders and the Agents (the DIP Lenders and the Agents, collectively, the "SECURED PARTIES") a continuing and perfected pledge and security interest in all of the Grantors' right, title and interest in and to the following (whether now owned or existing or hereafter acquired or arising and regardless of where located, the "COLLATERAL") which pledge and security interest shall have the priorities and be subject and subordinated to the Carve-Out as provided in the Orders and in the DIP Credit Agreement:

         (a) all "accounts" (as defined in the UCC) now owned or hereafter acquired by any of the Grantors, including but not limited to, all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Grantors arising from the sale, lease or exchange of goods or other property by them and/or the performance of services by them (including, without limitation, any such obligation that might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction except those evidenced by instruments or chattel paper) and all of the Grantors' rights in, to and under all purchase orders for goods, services or other property, and all of the Grantors' rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Grantors under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by them (whether or not yet earned by performance on the part of the Grantors), in each case whether now in existence or hereafter arising or acquired and wherever arising including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing (collectively, the "ACCOUNTS");

         (b) all "inventory" (as defined in the UCC) including, but not limited to, goods and merchandise, whether now owned or hereafter acquired by each of the Grantors and wherever located, whether in the possession of a Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise consisting of whole goods, components, supplies, materials, or consigned, returned or repossessed goods, that are held for sale or lease or to be furnished (or have been furnished) under any contract of service or that are raw materials, work-in-process, finished goods or materials and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto, used or consumed in any Grantors' business or processed by or on behalf of any Grantor (collectively, the "INVENTORY");

         (c) all "equipment" (as defined in the UCC) including, without limitation, (i) all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, motor vehicles, vessels, aircraft, trailers, (ii) all railcars, barges and other water carrier equipment, and all accessions, appurtenances and parts installed on and additions thereto, and replacements thereof, now owned or hereafter acquired by the Grantors (the items in this clause (ii) collectively, "ROLLING STOCK") and
(iii) all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by each of the Grantors and wherever located (items (i) through (iii) collectively, the "EQUIPMENT");

         (d) all rights of each Grantor under the Portland General Sale Contract, including, without limitation, the right to receive any purchase price payments, indemnity payments or other payments thereunder (it being understood that any rights constituting control of a utility or its facilities shall not be exercised unless all governmental and regulatory approvals have been obtained);

         (e) all "general intangibles" (as defined by the UCC), whether now owned or hereafter acquired, including, without limitation, all rights, interests, choses in action, causes of action, claims and all other intangible property of each of the Grantors of every kind and nature (other than Accounts, Trademarks (as defined herein), written agreements now or hereafter in existence granting to the Grantors any right to use any Trademark (the "TRADEMARK LICENSES"), Patents (as defined herein), written agreements now or hereafter in existence granting to the Grantors any right to practice any invention on which a Patent is in existence (the "PATENT LICENSES"), Copyrights (as defined herein), and any written agreements now or hereafter in existence granting to the Grantors any right to publication as to which a Copyright is in existence (the "COPYRIGHT LICENSES")); all general intangibles; all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, licenses, ledger cards, franchises, customer lists, credit files, books, correspondence, and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements (including all license agreements with any other Person in connection with any of the Patents and Trademarks or such other Person's names or marks, whether such Grantor is a licensor or licensee under any such license agreement), and other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements to the extent assignable relating to real or personal property; all payments due or made to each of the Grantors in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and revisionary, beneficial and residual interest in trusts maintained for employees of any ERISA Affiliate; all proceeds of insurance of which any of the Grantors is beneficiary; all letters of credit, guaranties, liens, security interest and other security held by or granted to each of the Grantors; and all other intangible property, whether or not similar to the foregoing (collectively, the "GENERAL INTANGIBLES");

         (f) all property or interests in property now or hereafter acquired by each of the Grantors that may be owned or hereafter may come into the possession, custody or control of the Collateral Agent or any agent or affiliate of the Collateral Agent in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of each of the Grantors, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money (including all cash and cash equivalents held in each Letter of Credit Account, Commitment Account and, to the extent constituting property of a Grantor, any lockbox account or the Concentration Account); (iii) proceeds of loans, including, without limitation, Loans made under the DIP Credit Agreement; and (iv) insurance proceeds and books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof;

         (g) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, and all reissues, extensions or renewals thereof and all licenses thereof (together, in each case, with the goodwill of the business connected with the use of, and symbolized by each such trademark, service mark, trade name and trade dress, all of the foregoing being herein referred to as the " TRADEMARKS").

         (h) all letters patent of the United States or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, and all reissues, continuations, continuations-in- part or extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "PATENTS");

         (i) all copyrights under the laws of the United States, or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, and all reissues, continuations, continuations-in- part or extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "COPYRIGHTS");

         (j) (i) all the shares of capital stock or other equity interests owned by each Grantor in any entity, including, without limitation, those shares listed on Schedule 1 hereto of the entities listed thereon (individually, an "ISSUER," and collectively, the "ISSUERS") and all issued and outstanding shares of capital stock or other equity interests of any Issuer obtained in the future by any Grantor and the certificates representing or evidencing all such shares or equity interests (collectively, the "PLEDGED EQUITY INTERESTS"), (ii) all other property that may be delivered to and held by the Collateral Agent in respect of the Pledged Equity Interests pursuant to the terms hereof; (iii) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (i) and (ii) above; and (iv) all rights and privileges of each Grantor, as applicable, with respect to the securities and other property referred to in clauses (i), (ii) and (iii);

         (k) all notes and other instruments and all income and profits therefrom, and all rights and privileges with respect thereto, and all interest and other payments and distributions with respect thereto and all proceeds of the foregoing (collectively, the "PLEDGED NOTES" as set forth on Schedule 2 hereto and, together with all of the items listed in Section 1(j) above, the "PLEDGED SECURITIES");

         (l) all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Grantors (collectively, the "DOCUMENTS");

         (m) all "chattel paper" (as defined in the UCC, including, without limitation, electronic chattel paper, as also defined in the UCC) or "instruments" (as defined in the UCC) or "letters of credit" (as defined in the UCC) and other property evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, debt instruments, drafts, bills of exchange, bills of lading, warehouse receipts, trade acceptances and other documents of title, now owned or hereafter acquired by the Grantors (collectively, the "INSTRUMENTS");

         (n) the Concentration Account, all cash deposited therein from time to time, the Liquid Investments (as defined below) made pursuant to Section 6(d) and other monies and property of any kind of the Grantors in the possession or under the control of the Collateral Agent;

         (o) all right, title, claims and benefits now owned or hereafter acquired by the Grantors in and to any railcar leases, subleases, rental agreements and car hire contracts in which the Grantors shall at any time have any interest and any right, title, claim and benefits of the Grantors now owned or hereafter acquired in and to any management agreements concerning all such leases and agreements (collectively, the "ROLLING STOCK LEASES"); and all right, title and interest of the Grantors in the railcars and equipment, provided pursuant to any Rolling Stock Leases (the "LEASED ROLLING STOCK"); in each case, including, without limitation, all rights of the Grantors to receive any monies, revenues, payments or credits now owned or hereafter acquired by the Grantors that are generated by or attributable to the Rolling Stock or Leased Rolling Stock, including, without limitation, railcar hire payments, mileage allowances, per diem mileage payments, empty mileage allowances, mileage credits and excess mileage credits, in each case whether now existing or hereafter arising (the "ROLLING STOCK REVENUES");

         (p) all rights now owned or hereafter acquired by the Grantors to receive and collect any Rolling Stock Revenues;

         (q)      all "deposit accounts" as such term is defined in the UCC;

         (r) all "letter of credit rights", as such term is defined in the UCC (the "LETTER OF CREDIT RIGHTS");

         (s) all other personal property of each of the Grantors, whether tangible or intangible, and whether now owned or hereafter acquired;

         (t) all "INVESTMENT PROPERTY" which includes all (i) Securities, whether certificated or uncertificated, (ii) Security Entitlements, (iii) Securities Accounts,

(iv) Commodity Contracts and (v) Commodity Accounts now owned or hereafter acquired by the Grantors; and

         (u) all proceeds and products of any of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

         For the purposes of subsection (t) of this Section, the following definitions shall apply:

                  (i) "SECURITY" means an obligation of an issuer or a share, participation, or other interests in an issuer or in property or an enterprise of an issuer: (A) that is represented by a Security certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer; (B) that is one of a class or series or by its term is divisible into a class or series of shares, participations, interests, or obligations; and (C) that: (1) is, or is of a type, dealt in or traded on securities exchanges or securities markets; or (2) is a medium for investment and by its terms expressly provides that it is a security governed by Article 8 of the UCC.

                  (ii) "SECURITY ENTITLEMENT" means the rights and property interest of an entitlement holder with respect to a Financial Asset specified in Part 5 or Article 8 of the UCC.

                  (iii) "FINANCIAL ASSET" means: (A) a Security; (B) an obligation of a person or a share, participation, or other interest in a person or in property or an enterprise of a person, that is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; or (C) any property that is held by a securities intermediary for another person in a Securities Account if the securities intermediary has expressly agreed with the other person that the property is to be treated as a financial asset under Article 8 of the UCC. As context requires, the term means either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a Security certificate, or a Security Entitlement.

                  (iv) "SECURITIES ACCOUNT" means an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

                  (v) "COMMODITY CONTRACT" means a commodity futures contract, an option on a commodity futures contract, a commodity option, or other contract that, in each case, is: (A) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (B) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a commodity intermediary for a commodity customer.

                  (vi) "COMMODITY ACCOUNT" means an account maintained by a commodity intermediary in which a Commodity Contract is carried for a commodity customer, and all rights of any Grantor under any commodities trading contract that does not constitute a "Commodity Contract" including the right to receive any settlement or netting payment thereunder.


         Notwithstanding anything contained herein to the contrary, (a) the total amount of shares of capital stock or other ownership interests of any Person pledged pursuant to this Agreement that is not organized under the laws of, or having a principal place of business in, the United States of America or any State, the District of Columbia or any territory or possession of the United States of America shall in no event exceed sixty-five percent (65%) of the total outstanding shares of capital stock or such other ownership interests thereof and (b) the security interests in the Collateral granted hereunder securing the Obligations (the "SECURITY INTERESTS") are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Grantors with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 2. Security for Obligations. This Agreement and the Collateral secure the payment of all Obligations of each of the Grantors.

         SECTION 3. Delivery of Pledged Securities. Without further order of the Bankruptcy Court, all Pledged Notes shall be delivered within 20 days after the date of entry of the Interim Order of the Bankruptcy Court to the Collateral Agent by the Grantors pursuant hereto indorsed in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent in its reasonable judgment. All certificates representing Pledged Equity Interests shall be delivered within 20 days after the date of entry of the Interim Order of the Bankruptcy Court to the Collateral Agent by the Grantors pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, if required, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent in its reasonable judgment. Without further order of the Bankruptcy Court, all Pledged Securities held by Morgan Stanley Senior Funding, Inc. ("MSSF") under that Security Agreement dated as of July 23, 1999 (the "PRE-PETITION PLEDGE AGREEMENT"), shall be and shall be deemed, for purposes of the security interests granted under the Orders and hereunder, simultaneously to be held by MSSF in the order of priority specified in the Orders, as Agent hereunder and as agent under the Pre-Petition Pledge Agreement. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right (for the ratable benefit of the Secured Parties), at any time in its discretion and without notice to the Grantors, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Securities.

         SECTION 4. Representations and Warranties. Each Grantor, jointly and severally, represents and warrants as follows:

         (a) The exact name of each Grantor as it appears in its certificate of incorporation (or other organizational documents) is set forth in Schedule D-1 to Exhibit D hereto. Each Grantor is organized in the jurisdiction set forth opposite the name of such Grantor in Schedule D-2 to Exhibit D hereto.

         (b) The Grantors own and have good and marketable title to all of the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and the Liens permitted under the DIP Credit Agreement and under the Pre Petition Credit Agreement. The Grantors have taken all actions necessary under the Uniform Commercial Code, as in effect on the date hereof in the State of New York (the "UCC"), for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection, to perfect their interest in any Accounts purchased or otherwise acquired by them, as against their assignors and creditors of their assignors, to the extent such perfection is governed by the UCC, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction.

         (c) The Grantors have not performed (nor will they perform) any acts that might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or that would limit the Collateral Agent in any such enforcement. Other than the Orders, financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and the Liens permitted by the DIP Credit Agreement, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Grantors) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby and except for Collateral subject to the Liens permitted by the DIP Credit Agreement.

         (d) Not later than 20 days after the date of entry of the Interim Order of the Bankruptcy Court, the Grantors shall deliver to the Collateral Agent an executed certificate substantially in the form of Exhibit D, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Collateral Agent (the "PERFECTION CERTIFICATE"). The information set forth therein shall be correct and complete in all material respects. Not later than 20 days after the date of entry of the Interim Order of the Bankruptcy Court, the Grantors shall furnish to the Collateral Agent file search reports from each UCC filing office set forth in Schedules D-2 and D-3 to Exhibit D hereto, confirming the filing information set forth in such Schedules.

         (e) The Security Interests constitute valid security interests securing the Obligations under applicable law and comply with Section 2.23 of the DIP Credit Agreement.

         (f) The Inventory and Equipment are insured in accordance with the requirements of the DIP Credit Agreement.

         (g) All Inventory has or will have been produced in substantial compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

         (h) The Grantors own all of the Pledged Securities, free and clear of any Liens, security interests or encumbrances other than the Security Interests and Liens permitted by the DIP Credit Agreement. The Pledged Equity Interests includes (i) all of the issued and outstanding capital stock or other equity interests of each direct Subsidiary (other than any such Subsidiary not organized under the laws of, or having a principal place of business in, the United States of America or any State, the District of Columbia or any territory or possession of the United States of America (each such Subsidiary, a "FOREIGN SUBSIDIARY")) and (ii) at least 65% of the issued and outstanding capital stock or other equity interests of each Foreign Subsidiary that is directly owned by a direct subsidiary that is not a Foreign Subsidiary (or, in each case, such lower percentage of such stock as is owned by the relevant Grantor). All of the Pledged Equity Interests have been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Pledged Notes include any of the promissory notes or other instruments evidencing

Indebtedness owed by any Subsidiary to the Grantors. The Grantors are not and will not become parties to or otherwise bound by any agreement, other than this Agreement, the DIP Credit Agreement and the Pre-Petition Credit Agreement, that restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto. No Subsidiary is under any contractual obligation to issue any additional shares of stock or any other securities, rights or indebtedness.

         (i) Upon the delivery of the Pledged Notes and certificates representing the Pledged Equity Interests in accordance with Section 3 hereof,
(i) the Collateral Agent will have valid and perfected security interests in the Collateral consisting of such Pledged Securities subject to no prior Lien, (ii) the Collateral Agent will have "control" (as specified in Sections 8-106 and 9-115(e) of the UCC) of such Pledged Securities and (iii) the Collateral Agent will be a "protected purchaser" (within the meaning of Section 8-303(a) of the UCC) thereof.

         (j) Except for the Orders, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant and pledge by each of the Grantors of the security interests granted hereby, the validity and enforceability thereof or for the execution, delivery or performance of this Agreement by each of the Grantors or for the perfection of the security interests or the exercise by the Collateral Agent of its rights and remedies hereunder.

         (k) If and when any Financial Asset or Security Entitlement is held in the Concentration Account and pursuant to a control agreement, the Collateral Agent will have "control" (as defined in Article 8 of the UCC) thereof and will be a "protected purchaser" (as defined in said Article 8) thereof.

         (l) In respect of all Security Entitlements owned by the Grantors, and all Securities Accounts to which the related Financial Assets are credited, the jurisdiction (determined as provided in Section 8-110(e) of the UCC) of the "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) is, and will at all times continue to be, located in the United States.

         SECTION 5. Further Assurances.

         (a) Unless they shall have given the Collateral Agent not less than 15 days' prior notice thereof, the Grantors will not (i) change their names, identities or organizational structures in any manner or (ii) change their jurisdictions of organization. The Grantors shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

         (b) Each of the Grantors agrees that from time to time, at its own expense and without further order of the Bankruptcy Court, it will promptly execute, deliver, file and record all further statements, assignments, additional pledge agreements, instruments, documents, notices and other agreements or other paper, and take all further action (including, without limitation, any mortgages, filings of financing or continuation statements or amendments thereto under the UCC and any filings with the United States Patent and Trademark Office or the United States Copyright Office), that may be necessary, or that the Collateral Agent may reasonably request, in order to create, preserve, confirm, validate, perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, and without further order of the Bankruptcy Court, each of the Guarantors will file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

         (c) Each Grantor hereby authorizes the Collateral Agent to execute and file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by applicable law.

         (d) The Grantors agree that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement to the extent permitted by applicable law. The Grantors shall pay the costs of any recording or filing of any financing or continuation statements concerning the Collateral and reasonable costs incidental thereto.

         (e) Each Grantor will keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent or the Required DIP Lenders may reasonably require in order to reflect the Security Interests.

         (f) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports, evidence and information in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         (g) If requested by the Collateral Agent, each Grantor will immediately deliver and pledge each Instrument to the Collateral Agent, appropriately endorsed to the Collateral Agent, provided that so long as no Event of Default has occurred and is continuing, the Grantors may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 6(a) shall apply) received by them in the ordinary course of business and the Collateral Agent shall, promptly upon request of the Grantors, make appropriate arrangements for making any other Instrument pledged by a Grantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document).

         (h) Each Grantor hereby covenants and agrees that, with respect to any material letter of credit hereafter arising to which it is a beneficiary, it shall obtain the consent of the issuer thereof to the assignment of the proceeds of such letter of credit to the Collateral Agent.

         SECTION 6. Concentration Account.

         Except as otherwise provided in any Order applicable to a Grantor:

         (a) The Grantors shall instruct all account debtors and other Persons obligated in respect of any Accounts or in respect of any Rolling Stock Revenues to make all payments in respect of such Accounts or Rolling Stock Revenues to an account maintained by the Grantors at either the Collateral Agent or another bank or financial institution satisfactory to the Collateral Agent (and, if such account shall not be at the Collateral Agent, if requested by the Collateral Agent, such bank or finance institution shall have entered into a "Control Agreement" with the Collateral Agent with respect to such account) by instructing that such payments be either (i) remitted to a post office box which shall be in the name and under the control of the Collateral Agent or (ii) remitted by immediately available funds or other electronic or ACH transmissions directly to such account, or (iii) to one or more banks in any state (other than Louisiana) in the United States as designated or approved by the Collateral Agent under a Lockbox Letter substantially in the form of Exhibit E hereto duly executed by the Grantors and such bank or under other arrangements, in form and substance satisfactory to the Collateral Agent, pursuant to which the Grantors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Concentration Account or as the Collateral Agent may otherwise instruct such other bank. All such payments made to the Collateral Agent shall be deposited in the Concentration Account. In addition to the foregoing, each Grantor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts or Rolling Stock Revenues) shall be received by it when an Event of Default has occurred and is continuing, it shall as promptly as possible deposit such proceeds into the Concentration Account. Until so deposited, all such proceeds shall be held in trust by the Grantors for and as the property of the Collateral Agent and the other Secured Parties and shall not be commingled with any other funds or property of the Grantors.

         (b) The balance from time to time standing to the credit of the Concentration Account shall, except (i) upon the occurrence and continuation of a Default and (ii) as otherwise provided in Section 2.13 of the DIP Credit Agreement, be available for distribution to the Grantors to the extent that current day receipts are insufficient to fund approved expenditures substantially consistent with the Budget, and so long as no Default has occurred and is continuing. To the extent that current day receipts exceed approved expenditures, such excess funds shall be transferred to the Concentration Account. If immediately available cash on deposit in the Concentration Account is not sufficient to make any distribution to the Grantors referred to in the previous sentence of this Section 6(b), the Collateral Agent shall liquidate as promptly as practicable Liquid Investments (as defined below) as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 6, such distribution (other than the distribution of any immediately available cash then on deposit) shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Collateral Agent shall, if so instructed by the Required DIP Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Concentration Account in the manner specified in Section 18.

         (c) Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Concentration Account, including any interest or capital gains on Liquid Investments (as defined below), shall remain, or be deposited, in the Concentration Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Concentration Account together with any Liquid Investments from time to time made pursuant to Subsection 6(d) hereof shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Obligations until applied thereto as hereinafter provided.

         (d) Amounts on deposit in the Concentration Account shall be invested and re-invested from time to time in such Liquid Investments as the Grantors shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required DIP Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Obligations in the manner specified in Section 18. For purposes of this Agreement, "LIQUID INVESTMENTS" means Permitted Investments; provided that (x) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (y) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                  (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Grantors or any of their Affiliates) in the State of New York; or

                  (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for perfection of the Security Interests.

         SECTION 7. As to Equipment and Inventory. Each Grantor shall:

         (a)      [intentionally deleted]

         (b) subject to provisions of the DIP Credit Agreement, maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto that are necessary or reasonably desirable to such end, except where the failure to do any of the foregoing would not result in a Material Adverse Effect;

         (c) (i) if requested by the Collateral Agent, in the case of Equipment now owned constituting goods in which a security interest is perfected by a notation on the certificate of title or similar evidence of the ownership of such goods, and (ii) within 10 days of acquiring any other similar Equipment
(x) having a value in excess of $100,000 or (y) having a value in excess of $100,000, if the aggregate of all such items owned by the Grantors at any time is greater than $1,000,000, deliver to the Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Each Grantor shall promptly inform the Collateral Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate;

         (d) if requested by the Collateral Agent, at its own cost and expense, cause to be plainly, distinctly, permanently and conspicuously placed, fastened or painted upon each side of each item of Rolling Stock a legend in letters not less than one inch in height bearing such words as the Collateral Agent may request indicating the Lien over and security interest in such Rolling Stock created hereby. Each Grantor may permit the Rolling Stock to be operated within the United States, but shall not permit the Rolling Stock to be operated outside the boundaries of the continental United States;

         (e) within five (5) Business Days after entering into, amending, modifying or terminating any Rolling Stock Lease, deliver a copy of such Rolling Stock Lease, amendment or modification or notice of such termination to the Collateral Agent;

         (f) not, without the prior written consent of the Required DIP Lenders, sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Equipment or Inventory except that, subject to the rights of the Collateral Agent and the Secured Parties hereunder if an Event of Default has occurred and be continuing, the Grantors may (i) sell, lease or exchange Inventory and obsolete, unused or unnecessary Equipment, in each case in the ordinary course of business, and (ii) consummate any disposition of assets permitted by the terms of the DIP Credit Agreement;

         (g) until satisfaction in full of the Obligations, at any time when an Event of Default has occurred and is continuing: (i) perform any and all reasonable actions requested by the Collateral Agent to enforce the Collateral Agent's security interest in the Inventory and all of the Collateral Agent's rights hereunder, such as leasing warehouses to the Collateral Agent or its designee, placing and maintaining signs, appointing custodians, transferring Inventory to warehouses, and delivering to the Collateral Agent warehouse receipts and documents of title in the Collateral Agent's name; and (ii) if any Inventory is in the possession or control of any warehouseman, bailee or any of the Grantors' agents, contractors or processors or any other third party, notify the Collateral Agent thereof and notify such agents, contractors or processors or third parties of the Collateral Agent's security interest therein and, upon request of the Collateral Agent acting on the instruction of the Required DIP Lenders, instruct them to hold all such Inventory for the Collateral Agent and such Grantor's account, as their interests may appear, and subject to the Collateral Agent's instructions. At any time when an Event of Default has occurred and is continuing, the Collateral Agent shall have the right to hold all Inventory subject to the Security Interest granted hereunder and the right to take possession of the Inventory or any part thereof and to maintain such possession on a Grantor's premises or to remove any or all of the Inventory to such other place or places as the Collateral Agent desires in its sole discretion. If the Collateral Agent exercises its right to take possession of the Inventory, such Grantor, upon the Collateral Agent's demand, will assemble the Inventory and make it available to the Collateral Agent at such Grantor's premises at which it is located.

         SECTION 8. As to Accounts.

         (a) Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Collateral Agent, at any time during normal business hours, to inspect and make abstracts from such records and chattel paper in accordance with Section 5.06 of the DIP Credit Agreement.

         (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, in accordance with its customary practice, at its own expense, all amounts due or to become due to such Grantor under the Accounts (including, without limitation, Accounts that are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Prior to the occurrence and continuance of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, upon the occurrence and during the continuation of an Event of Default, the Grantors shall take such actions as the Grantors or the Collateral Agent may deem necessary or advisable to enforce collection of the Accounts; provided, that upon written notice by the Collateral Agent to any Grantor, following the occurrence and during the continuation of an Event of Default, of its intention so to do, the Collateral Agent shall have the right to notify, or to instruct the Grantors to so notify, the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent (for the ratable benefit of the Secured Parties) hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantors if such Event of Default shall have been cured or waived or (B) if such Event of Default shall be continuing, applied as provided by Section 18, and (ii) the Grantors shall not, without the written consent of the Collateral Agent, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 9. As to Trademarks, Patents and Copyrights.

         (a) Each Grantor shall, either itself or through licensees, continue to use the Trademarks as each is currently used in the Grantor's business in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse and each such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, unless such failure to use a Trademark is not reasonably likely to have a Material Adverse Effect.

         (b) No Grantor will do any act, or omit to do any act, whereby the Patents or Copyrights may become abandoned or dedicated and each such Grantor shall notify the Collateral Agent immediately if it knows of any reason or has reason to know that any application or registration relating to any material Copyright, Trademark or Patent may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding any Grantor's ownership of any Copyright, Patent or Trademark, its right to register the same or to keep and maintain the same, unless such abandonment or dedication is not reasonably likely to have a Material Adverse Effect.

         (c) Each Grantor will give the Collateral Agent 30 days prior written notice of its intention to file, either itself or through any agent, employee or licensee, an application for the registration of any Copyright with the United States Copyright Office or any Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof.

         (d) Each Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain in all material respects each application and registration of all material Trademarks, Patents and Copyrights, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

         (e) Each Grantor will, without further order of the Bankruptcy Court, perform all acts and execute and deliver all further agreements, instruments and documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office and the United States Copyright Office, respectively, requested by the Collateral Agent at any time to evidence, perfect, maintain, record and enforce the Collateral Agent's security interest in all Trademarks, Patents and Copyrights and the goodwill and general intangibles of the Grantors relating thereto or represented thereby, or otherwise in furtherance of the provisions of this Agreement, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact and authorizes the Collateral Agent to execute and file one or more financing statements and similar documents (which may be signed only by the Collateral Agent) or copies thereof or of this Security Agreement with respect to Patents, Trademarks and Copyrights. All acts of such attorney are hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Obligations are paid in full.

         (f) In the event that any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, each of the Grantors shall notify the Collateral Agent promptly after it learns thereof and shall, unless the Grantors shall reasonably determine that any such action would be of negligible economic value to it (without accounting for any liens on the proceeds of any recovery), promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License. Each Grantor will, upon acquiring knowledge of any use by any person of any term or design likely to cause confusion with any material Trademark, promptly notify the Collateral Agent of such use, and, if requested by the Collateral Agent, shall join with the Collateral Agent, at such Grantor's expense, in such action as the Collateral Agent, in its reasonable discretion, may deem advisable for the protection of the Collateral Agent's interest in and to the Trademarks.

         (g) Each Grantor shall continue to use reasonable and proper statutory notice in connection with its use of each registered Patent, Trademark and Copyright.

         SECTION 10. As to the Pledged Securities; Voting Rights; Dividends;
Etc.

         (a) Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in its name, and the Collateral Agent will promptly give to the Grantors copies of any notices and communications received by the Collateral Agent with respect to Pledged Securities registered in the name of the Collateral Agent or its nominee.

         (b) So long as no Event of Default shall have occurred and be continuing:

                  (i) the Grantors (as applicable) shall be entitled from time to time to exercise any and all voting and other consensual rights, ratifications and waivers pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement or any of the Loan Documents;

                  (ii) notwithstanding the provisions of Section 1 hereof, such Grantors shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Securities; provided, that any and all

                           (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities,

                           (B) dividends and other distributions paid or payable in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid, payable or otherwise distributed in respect of, or in redemption of, or in exchange for, any Pledged Securities shall, unless otherwise provided in the Loan Documents, forthwith be delivered to the Collateral Agent to hold as Pledged Securities and shall, if received by any of the Grantors, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Collateral Agent as Pledged Securities in the same form as so received (with any necessary endorsement); and

                  (iii) the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Grantors (as applicable), upon receiving a written request from the Grantors accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, all such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Equity Interests that is registered in the name of the Collateral Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent in its reasonable judgment, as the Grantors (as applicable) may reasonably request for the purpose of enabling such Grantors to exercise the voting and other rights they are entitled to exercise pursuant to paragraph (i) above and to receive the dividends they are authorized to receive and retain pursuant to paragraph (ii) above.

         (c)      Upon the occurrence and during the continuance of an Event of
Default:

                  (i) upon written notice from the Collateral Agent to the Grantors (as applicable) to such effect, all rights of such Grantors (as applicable) to exercise the voting and other consensual rights they would otherwise be entitled to exercise pursuant to Section 10(b)(i) and to receive the dividends they would otherwise be authorized to receive and retain pursuant to Section 10(b)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Securities any such dividends; and


                  (ii) all dividends and other distributions that are received by such Grantors contrary to the provisions of this Section shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Collateral Agent as Pledged Securities in the same form as so received (with any necessary endorsement).

         SECTION 11. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any mortgage, deed of trust or lease hold mortgage and the terms of such mortgage, deed of trust or lease hold mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such mortgage, deed of trust or lease hold mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

         SECTION 12. Insurance. Not later than 20 days after the Petition
Date, the Grantors will cause the Collateral Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment. The Grantors will deliver to the Collateral Agent, upon request of the Collateral Agent, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Collateral Agent or any Secured Party, provide for coverage to the Collateral Agent regardless of the breach by the Grantors of any warranty or representation made therein, not be subject to co-insurance, and provide that no cancellation, termination or material modification of such policies shall be effective until at least 30 days after receipt by the Collateral Agent of notice thereof (except in the case of termination for non-payment of premium, when 10 days notice shall be given). The Grantors hereby appoint the Collateral Agent as their attorney-in-fact to make proofs of loss, claims for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies to the extent that the Grantors fail or refuse to do so within 10 days after a request by the Collateral Agent. Upon the occurrence and during the continuance of any Event of Default, all insurance payments shall be held, applied and paid to the Collateral Agent as specified in
Section 17 hereof.

         SECTION 13. Transfers to Others; Liens; Additional Shares.

         (a) Each Grantor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except for dispositions permitted by the DIP Credit Agreement.

         (b) Each Grantor shall not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure any obligation of any person or entity, except for Liens permitted by the DIP Credit Agreement.

         (c) Each Grantor (as applicable) agrees that it will (i) cause each of the Issuers that are wholly-owned Subsidiaries not to issue any stock or other securities in addition to or substitution for the Pledged Equity Interests issued by such Issuer, except to a Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of each Issuer of the Pledged Equity Interests.

         SECTION 14. Collateral Agent Appointed Attorney-in-fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact (which appointment shall be irrevocable and deemed coupled with an interest), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, but at each Grantor's expense, upon and during the occurrence and continuation of an Event of Default, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 12,

         (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

         (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above,

         (d) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof,

         (e) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with reference thereto,

         (f) to receive, endorse and collect all instruments made payable to the Grantors representing any dividend or other distribution in respect of the Pledged Securities or any part thereof and to give full discharge for the same, and

         (g) to file or settle, compromise, prosecute or defend any claims, actions or proceedings that the Collateral Agent may deem necessary or desirable to collect any of the Collateral or otherwise enforce the Collateral Agent's rights with respect thereto;

provided, that the Collateral Agent shall give each Grantor not less than ten days prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and the Grantors agree that such notice constitutes "reasonable notification" within the meaning of Section 9-612 of the UCC.

         SECTION 15. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantors under Section 19.

         SECTION 16. The Collateral Agent's Duties. The provisions of Article
8 of the DIP Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the DIP Credit Agreement in such respect. The powers conferred on the Collateral Agent hereunder are solely to protect its interests and the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, including, without limitation, ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Securities, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith and with reasonable care.

         The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder; provided that the Collateral Agent shall be responsible if it executes and delivers any release of the Collateral that is not authorized by the Grantors, the requisite DIP Lenders, or the terms of the DIP Credit Agreement or this Agreement, if such execution and delivery is the result of its own gross negligence or willful misconduct. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantors.

         Pursuant to Article 8 of the DIP Credit Agreement, the Collateral Agent has been authorized by the Secured Parties to take all such action provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required DIP Lenders or, in the absence of such instructions, in accordance with its discretion.

         SECTION 17. Remedies. If any Event of Default shall have occurred and be continuing, and subject to the provisions of Article 7 of the DIP Credit
Agreement:

         (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, and without application to or order of the Bankruptcy Court, all the rights and remedies of a secured party on default under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and also may, without being required to give any notice, except as specifically provided herein or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Concentration Account and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 18 and (ii) if there shall be no such cash or Liquid Investments, or if such cash and Liquid Investments shall be insufficient to pay all the Obligations in full, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may, in its sole discretion, deem commercially reasonable. The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations, at any private sale). The Grantors will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser the Collateral sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatever kind, including any equity or right of redemption of the Grantors that may be waived, and the Grantors, to the extent permitted by law, hereby specifically waive all rights of redemption, stay or appraisal that they have or may have under any law now existing or hereafter adopted. Each Grantor agrees that, to the extent notice of such sale shall be required by law, ten days notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold shall be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. For the purposes of obtaining executory process, each Grantor does hereby confess judgment in favor of the Collateral Agent for the full amount of the Obligations.

         In furtherance and not in derogation of the Collateral Agent's rights hereunder and under the other Loan Documents, each Grantor does by these presents consent, agree and stipulate that upon the occurrence of an Event of Default and so long as it is continuing, it shall be lawful for the Collateral Agent, and the Grantors do hereby authorize the Collateral Agent, to cause any and all of the Collateral to be seized and sold under executory or ordinary process, at the Collateral Agent's sole option, without appraisement, appraisement being hereby expressly waived, as an entirety or in parcels as the Collateral Agent may determine, to the highest bidder for cash, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his or her knowledge shall constitute authentic evidence of such facts for the purpose of executory process. Each Grantor hereby waives in favor of the Collateral Agent: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three days delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; and (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722, and 2723, not specifically mentioned above. The Collateral Agent is hereby appointed agent and attorney-in-fact for the Grantors and is hereby authorized and empowered to carry out and enforce all of the incorporeal rights in which the Grantors have granted a security interest to the Collateral Agent hereunder. This mandate and power of attorney, being coupled with an interest, is irrevocable so long as the Security Interests granted hereunder remain in effect. In the event the Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, the Grantors and the Collateral Agent agree that the court issuing any such order shall, if petitioned for by the Collateral Agent, direct the applicable sheriff to appoint as a keeper of the Collateral, the Collateral Agent or any agent designated by the Collateral Agent or any person named by the Collateral Agent at the time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5136-9:5140.1 and the Collateral Agent shall be entitled to all the rights and benefits afforded thereunder as the same may be amended. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its costs and expenses incurred in the administration or preservation of the Collateral, an amount equal to five (5%) percent of the gross revenues and other amounts received by the keeper, payable on a monthly basis. The designation of keeper made herein shall not be deemed to require the Collateral Agent to provoke the appointment of such a keeper.

         (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Collateral Agent may, at any time when an Event of Default has occurred and is continuing, (i) require the Grantors to, and the Grantors agree that they will, at their expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent that is, in the Collateral Agent's opinion, reasonably convenient to the Collateral Agent and the Grantors, whether at the premises of the Grantors or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use each Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge by the Grantors in or by means of any storage or transportation facility owned or leased by the Grantors, process, repair or recondition it or otherwise prepare it for disposition in any commercially reasonable manner and to the extent the Collateral Agent deems appropriate in its reasonable judgment and, in connection with such preparation and disposition, use without charge any Trademark, trade name, Copyright, Patent or technical process used by the Grantors; provided that such use of any federally registered trademark shall be subject to such oversight of the quality of the goods and services to which such mark is affixed as is necessary to maintain such registration. The Collateral Agent may also render any or all of the Collateral unusable at each Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

         (c) The Collateral Agent may instruct the Grantors not to make any further use of the Patents, Copyrights or Trademarks or any mark similar thereto for any purpose to the extent that such use would be inconsistent with the exercise by the Collateral Agent of any other remedies under this Section.

         (d) The Collateral Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, Patents or Copyrights included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine.

         (e) The Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action thereunder, and each of the Grantors hereby releases the Collateral Agent from, and agrees to hold the Collateral Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

         (f) Upon request by the Collateral Agent, the Grantors will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent in its reasonable judgment, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, each Grantor shall supply, to the Collateral Agent or its designee, its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, or the products or services made or rendered in connection with Patents or Copyrights, and its customer lists and other records relating to the Trademarks, Patents or Copyrights, and to the distribution of said products.

         (g) In order to implement the assignment, sale or other disposal of any of the Trademarks, Patents or Copyrights, the Collateral Agent may, at any time, pursuant to the authority granted in Section 14 hereof, execute and deliver on behalf of the Grantors, one or more instruments of assignment of the Trademarks, Patents or Copyrights (or any application of registration thereof), in form suitable for filing, recording or registration in any country.

         (h) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 19 hereof) in whole or in part against, all or any part of the Obligations as provided for in Section 18.

         (i) If at any time when the Collateral Agent shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to this Section 17, and such Pledged Securities or the part thereof to be sold shall not be effectively registered under the Securities Act of 1933, as amended, and as from time to time in effect, and the rules and regulations thereunder ( the "SECURITIES ACT"), the Collateral Agent is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in compliance with applicable securities laws, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or such part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale and (c) may restrict such sale to purchasers as to their number, nature of business and investment intention including, without limitation, to purchasers each of whom will represent and agree to the satisfaction of the Collateral Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities, or part thereof, it being understood that the Collateral Agent may cause or require each Grantor, and each Grantor hereby agrees upon the written request of the Collateral Agent, to cause (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Securities represented thereby have not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities; and (ii) the issuance of stop transfer instructions to such Issuer's transfer agent, if any, with respect to the Pledged Securities, or, if such Issuer transfers its own securities, a notation in the appropriate records of such Issuer. The Grantors will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in its reasonable judgment in order that any such sale may be made in compliance with the law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely and free from any claim or right of whatsoever kind of the Grantors, including any equity or right of redemption of the Grantors that may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that it has or may later have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 13 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold shall be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and, in the case of any such failure, such Pledged Securities may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. In the event of any such sale, each Grantor does hereby consent and agree that the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price the Collateral Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

         SECTION 18. Application of Proceeds.

         (a) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Concentration Account that are to be applied to the obligations secured hereby in accordance with the priorities established by the Orders shall be applied by the Collateral Agent, subject to the Carve-Out, in the following order of priority;

                  FIRST, to payment of the reasonable expenses (including any associated fees or commissions) of such sale or other realization, including reasonable compensation to the Collateral Agent, its agents and counsel, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent or any Secured Party is to be reimbursed pursuant to Sections 10.05 and 10.06 of the DIP Credit Agreement or Section 19 hereof and to unpaid fees owing to the Collateral Agent or the Fronting Banks under the DIP Credit Agreement;

                  SECOND, to the ratable payment of unpaid principal of Loans and, subject to the second sentence of subsection (b) below, Letter of Credit Obligations;

                  THIRD, to the ratable payment of accrued but unpaid interest on the Obligations in accordance with the provisions of the DIP Credit Agreement;

                  FOURTH, to the ratable payment of all other Obligations, until all Obligations shall have been paid in full; and

                  FINALLY, to payment to each of the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         (b) The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. If at any time any monies collected or received by the Collateral Agent are distributable pursuant to this Section in respect of a Letter of Credit Obligation that is a contingent obligation at such time, then the Collateral Agent shall invest such amounts in Liquid Investments selected by it and shall hold all such amounts so distributable and all such Liquid Investments and the net proceeds thereof in trust for application to the payment of such Letter of Credit Obligation at such time as such Letter of Credit Obligation is no longer a contingent obligation. If the Collateral Agent holds any amounts that were distributable in respect of any Letter of Credit Obligations after all Letters of Credit have expired and all amounts payable with respect thereto have been paid, such amounts shall be applied in the order set forth in subsection (a) above. As used herein in this Section 18, "LIQUID INVESTMENT" means (i) direct obligations of the United States or any agency thereof, (ii) obligations guaranteed by the United States or any agency thereof,
(iii) time deposits and money market deposit accounts issued by or guaranteed by or placed with a Secured Party, and (iv) fully collateralized repurchase agreements for securities described in clause (i) or (ii) above entered into with a Secured Party, provided in each case that such Liquid Investment (x) matures within 30 days after it is first included in the Collateral and (y) is in a form, and is issued and held in a manner, that in the reasonable judgment of the Collateral Agent permits appropriate measures to have been taken to perfect security interests therein.

         (c) In making the determinations and allocations required by this Section, the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied by the Secured Parties as to the amounts of the Obligations held by them. All distributions made by the Collateral Agent pursuant to this Section shall be final, and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to them. However, if at any time the Collateral Agent determines that an allocation or distribution previously made pursuant to this Section was based on a mistake of fact (including, without limiting the generality of the foregoing, mistakes based on any assumption that principal or interest had been paid by payments that were subsequently recovered from the recipient thereof), the Collateral Agent may in its discretion, but shall not be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Collateral Agent and the Secured Parties receive the distributions to which they would have been entitled if such mistake of fact had not been made.

         SECTION 19. Indemnity and Expense.

         (a) Each Grantor, jointly and severally, agrees to indemnify each of the Secured Parties from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) and the agreements attached hereto, except claims, losses or liabilities directly arising from such Secured Party's own gross negligence or willful misconduct.

         (b) The Grantors will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

         (c) In the event that any of the Grantors fails to comply with the provisions of the DIP Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Collateral Agent, if requested by the Required DIP Lenders may, but shall not be required to, effect such compliance on behalf of the Grantors, and the Grantors shall reimburse the Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, all reasonable costs and expenses in respect of periodic inspections of the Collateral to the extent the same may be requested by the Required DIP Lenders from time to time (but not more frequently than once in each fiscal year of the Grantors unless an Event of Default has occurred and is continuing), or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if each of the Grantors fails to promptly pay any portion thereof when due, the Collateral Agent or, if an Event of Default has occurred and is continuing, any Secured Party, may, at its option, but shall not be required to, pay the same and charge the Grantors' account therefor, and each of the Grantors agrees to reimburse the Collateral Agent or such Secured Party therefor on demand. All sums so paid or incurred by the Collateral Agent or any Secured Party for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or, if an Event of Default has occurred and is continuing, any Secured Party, in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon from the date of demand for payment until paid at the rate applicable to ABR Borrowings plus 2.00%, be additional Obligations hereunder and under the DIP Credit Agreement.

         (d) The Grantors assume all responsibility and liability arising from the use of the Trademarks, Patents and Copyrights, and the Grantors hereby, jointly and severally, indemnify and hold each of the Secured Parties harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any of the Grantors in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by any of the Grantors except as the same may have resulted from the gross negligence or willful misconduct of such Secured Party.

         (e) Each of the Grantors agrees that no Secured Party assumes, and no Secured Party shall have any responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any of the Grantors, and except as the same may have resulted from the gross negligence or willful misconduct of such Secured Party, each of the Grantors hereby jointly and severally agrees to indemnify and hold such Secured Party harmless with respect to any and all claims by any person relating hereto.

         SECTION 20. Appointment of Co-Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions relating to the Collateral Agent contained herein).

         SECTION 21. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of each of the Grantors hereunder, shall be absolute and unconditional, irrespective of any circumstance that might constitute a defense available to, or a discharge of, any guarantor or other obligor in respect of the Obligations.

         SECTION 22. Amendments; Etc. No amendment or waiver of any provision of this Agreement, nor any consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantors and the Collateral Agent with the consent of the Required DIP Lenders (or, solely in the case of this Section 21 or Section 23(b), with the consent of all the DIP Lenders, and, solely in the case of
Section 23(e), with the consent of the Super-Majority DIP Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Grantors shall be entitled to assume that the Collateral Agent has obtained the requisite consent of the DIP Lenders to any such change, waiver, discharge or termination hereunder to which the Collateral Agent has consented in writing.

         SECTION 23. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and shall be given as provided for in the DIP Credit Agreement.

         SECTION 24. Termination of Security Interests; Release of Collateral.

         (a) This Agreement shall create a continuing security interest in the Collateral.

         (b) Upon the payment in full of all Obligations, the termination of the Commitments under the DIP Credit Agreement and the expiration or cancellation of all Letters of Credit, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantors; provided that, if no Event of Default has occurred and is continuing and the Grantors grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in Liquid Investments (or cause to be issued by a bank acceptable to the Required DIP Lenders a letter of credit naming the Collateral Agent as beneficiary) in an amount exceeding the greater of (A) 105% of the sum of (i) all outstanding letters of credit and (ii) all payments to beneficiaries of Letters of Credit that have not yet been remitted by the Borrowers, in each case (plus any accrued and unpaid interest thereon) as of the date of such termination, and (B) such other amount as is required under Section 2.03(b) of the DIP Credit Agreement, all on terms and conditions and pursuant to documentation reasonably satisfactory to the Required DIP Lenders, the Letters of Credit need not have expired or been cancelled in order for the Security Interests to terminate.

         (c) Upon the consummation of any sale or exchange of Collateral permitted by clause (i) of Section 7(f), the Security Interests created hereby in the Collateral subject to such sale or exchange (but not in any proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of any Secured Party or the Collateral Agent.

         (d) Except as provided otherwise in the DIP Credit Agreement, upon the consummation of any disposition of assets and the payment of proceeds therefrom, each as permitted by the terms of the DIP Credit Agreement, the Collateral Agent shall release the Collateral (but not any proceeds thereof) sold pursuant to such disposition of assets. Any such release shall not require the consent of any Secured Party, and the Collateral Agent shall be fully protected in relying on a certificate of the Grantors as to whether any particular disposition of assets is permitted by the terms of the DIP Credit Agreement.

         (e)      In addition to releases of Collateral effected by subsection
(c) or permitted pursuant to subsection (d), at any time and from time to time prior to the termination of the Security Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Required DIP Lenders; provided that any release of all or a substantial portion of the Collateral (for purposes of this proviso, such term shall have the definition ascribed to it in the DIP Credit Agreement) shall require the consent of the Super-Majority DIP Lenders.

         (f) Upon the termination of the Security Interests or any release of any Collateral permitted by this Section, the Collateral Agent will, at the expense of the Grantors, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 25. Governing Law. This Agreement shall be governed by and construed in accordance with (a) the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and (b) Federal law (including, without limitation, the Bankruptcy Code) to the extent the same has pre-empted the law of the State of New York or such other jurisdiction.

         SECTION 26. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 27. Waivers, Non-exclusive Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 28. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Obligations in accordance with the provisions of the DIP Credit Agreement, the rights hereunder, to the extent applicable to the indebtedness or obligation so assigned, shall be deemed transferred with such indebtedness or obligation. This Agreement shall be binding on and inure to the benefit of the Grantors and their successors and permitted assigns.

         SECTION 29. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, each of the Grantors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       GRANTORS:

                                       LODGIAN, INC.
                                       1075 HOSPITALITY, L.P.
                                       By:   Stevens Creek Hospitality, Inc.
                                             as General Partner
                                       12801 NWF BEVERAGE, INC.
                                       ALBANY HOTEL, INC.
                                       AMI OPERATING PARTNERS, L.P.
                                       By:   AMIOP Acquisition Corp.,
                                             as General Partner
                                       AMIOP ACQUISITION CORP.
                                       APICO HILLS, INC.
                                       APICO INNS OF GREEN TREE, INC.
                                       APICO INNS OF PENNSYLVANIA, INC.
                                       APICO INNS OF PITTSBURGH, INC.
                                       APICO MANAGEMENT CORP.
                                       ATLANTA-BOSTON SPE, INC.
                                       ATLANTA-BOSTON HOLDINGS LLC
                                       ATLANTA-BOSTON LODGING LLC
                                       ATLANTA-HILLSBORO LODGING,  L.L.C.
                                       BRECKSVILLE HOSPITALITY, INC.
                                       BRECKSVILLE HOSPITALITY, L.P.
                                       By:   Brecksville Hospitality, Inc.,
                                             as General Partner
                                       BRUNSWICK MOTEL ENTERPRISES, INC.
                                       COLUMBUS HOSPITALITY ASSOCIATES,
                                             LIMITED PARTNERSHIP
                                       By:   Servico Columbus, Inc.
                                             as General Partner
                                       DEDHAM BEVERAGE MANAGEMENT, INC.
                                       DEDHAM LODGING ASSOCIATES I,
                                             LIMITED PARTNERSHIP
                                       By:   Impac SPE #3, Inc.,
                                             as General Partner
                                       DOTHAN HOSPITALITY 3053, INC.
                                       DOTHAN HOSPITALITY 3071, INC.
                                       EAST WASHINGTON HOSPITALITY
                                             LIMITED PARTNERSHIP

                                       By:   Servico East Washington, Inc.,
                                             as General Partner
                                       EUROPEAN VENTURES, INC.
                                       FAYETTEVILLE MOTEL ENTERPRISES, INC.
                                       FORT WAYNE HOSPITALITY
                                             ASSOCIATES II, LIMTED PARTNERSHIP
                                       By:   Servico Fort Wayne II, Inc.,
                                             as General Partner
                                       FOURTH STREET HOSPITALITY, INC.
                                       GADSDEN HOSPITALITY, INC.
                                       GREAT SOUTHERN MINING CO., INC.
                                       GROUPERS & COMPANY SEAFOOD
                                             RESTAURANT
                                       HARRISBURG MOTEL ENTERPRISES, INC.
                                       HEARTLANDS GARDEN GRILLE, INC
                                       HILTON HEAD MOTEL ENTERPRISES, INC.
                                       IMPAC DEVELOPMENT AND
                                       CONSTRUCTION L.L.C.
                                       IMPAC HOLDINGS III, L.L.C.
                                       IMPAC HOTEL GROUP, L.L.C.
                                       IMPAC HOTEL MANAGEMENT L.L.C.
                                       IMPAC HOTELS I, L.L.C.
                                       IMPAC SPE #1, INC.
                                       IMPAC SPE #2, INC.
                                       IMPAC SPE #3, INC.
                                       IMPAC SPE #4, INC.
                                       IMPAC SPE #5, INC.
                                       IMPAC SPE #6, INC.
                                       ISLAND MOTEL ENTERPRISES, INC.
                                       KDS CORPORATION
                                       KINSER MOTEL ENTERPRISES, INC.
                                       LAFAYETTE BEVERAGE
                                             MANAGEMENT, INC
                                       LAWRENCE HOSPITALITY
                                             ASSOCIATES, L.P.
                                       By:   Servico Lawrence, Inc.,
                                             as General Partner
                                       LITTLE ROCK LODGING ASSOCIATES,
                                             LIMITED PARTNERSHIP
                                       By:   Lodgian Richmond SPE, Inc.,
                                             as General Partner

                                       LODGIAN ACQUISITION, LLC.
                                            LODGIAN AMI, INC.
                                            LODGIAN ANAHEIM, INC.
                                            LODGIAN AUSTIN BEVERAGE CORP.
                                            LODGIAN DALLAS BEVERAGE CORP.
                                            LODGIAN FINANCING CORP.
                                            LODGIAN FLORIDA, INC.
                                            LODGIAN HOTELS, INC.
                                            LODGIAN MANAGEMENT CORP.
                                            LODGIAN MARKET CENTER
                                                  BEVERAGE CORP.
                                            LODGIAN MOUNT LAUREL, INC.
                                            LODGIAN ONTARIO, INC.
                                            LODGIAN RICHMOND SPE, INC.
                                            LODGIAN RICHMOND, L.L.C.
                                            LODGIAN YORK MARKET STREET, INC.
                                            MANHATTAN HOSPITALITY
                                                              ASSOCIATES, L.P.
                                            By:   Servico Manhattan, Inc.,
                                                  as General Partner
                                            MCKNIGHT MOTEL, INC.
                                            MELBOURNE HOSPITALITY ASSOCIATES,
                                                  LIMITED PARTNERSHIP
                                            By:   Servico Melbourne, Inc.
                                                  as General Partner
                                            MINNEAPOLIS MOTEL ENTERPRISES, INC.
                                            MOON AIRPORT MOTEL, INC.
                                            MULLIGAN'S, INC.
                                            NEW ORLEANS AIRPORT MOTEL
                                                  ENTERPRISES, INC.
                                            NH MOTEL ENTERPRISES, INC.
                                            PALM BEACH MOTEL ENTERPRISES, INC.
                                            PENMOCO, INC.
                                            RALEIGH MOTEL ENTERPRISES, INC.
                                            RALEIGH-DOWNTOWN ENTERPRISES, INC.
                                            ROYCE HOLDING CORP.
                                            ROYCE HOTEL CORPORATION
                                                  OF DELAWARE
                                            ROYCE MANAGEMENT CORP. OF GEORGIA
                                            SAGINAW HOSPITALITY,
                                                  LIMITED PARTNERSHIP
                                            By:   Servico Saginaw, Inc.,
                                                  as General Partner
                                            SECOND FAYETTEVILLE MOTEL
                                                  ENTERPRISES, INC.

                                            SECOND PALM BEACH MOTEL
                                                  ENTERPRISES, INC.
                                            SERVICO ACQUISITION CORP.
                                            SERVICO AUSTIN, INC.
                                            SERVICO CEDAR RAPIDS, INC.
                                            SERVICO CENTRE ASSOCIATES, LTD.
                                            By:   Palm Beach Motel Enterprises,
                                                  as General Partner
                                            SERVICO COLESVILLE, INC.
                                            SERVICO COLUMBIA II, INC.
                                            SERVICO COLUMBIA, INC.
                                            SERVICO COLUMBUS, INC.
                                            SERVICO CONCORD, INC.
                                            SERVICO COUNCIL BLUFFS, INC.
                                            SERVICO EAST WASHINGTON, INC.
                                            SERVICO FLAGSTAFF, INC.
                                            SERVICO FORT WAYNE II, INC.
                                            SERVICO FORT WAYNE, INC.
                                            SERVICO FRISCO, INC.
                                            SERVICO FT. PIERCE, INC.
                                            SERVICO GRAND ISLAND, INC.
                                            SERVICO HILTON HEAD, INC.
                                            SERVICO HOSPITALITY, INC.
                                            SERVICO HOTELS I, INC.
                                            SERVICO HOTELS II, INC.
                                            SERVICO HOTELS III, INC.
                                            SERVICO HOTELS IV, INC.
                                            SERVICO HOUSTON, INC.
                                            SERVICO INVESTMENT COMPANY
                                                  OF DELAWARE, INC.
                                            SERVICO JAMESTOWN, INC.
                                            SERVICO LANSING, INC.
                                            SERVICO LAWRENCE II, INC.
                                            SERVICO LAWRENCE, INC.
                                            SERVICO MANAGEMENT CORPORATION
                                            SERVICO MANAGEMENT CORP.
                                            SERVICO MANHATTAN, INC.
                                            SERVICO MANHATTAN II, INC.
                                            SERVICO MARKET CENTER, INC.
                                            SERVICO MARYLAND, INC.
                                            SERVICO MELBOURNE, INC.
                                            SERVICO METAIRIE, INC.
                                            SERVICO NEW YORK, INC.
                                            SERVICO NIAGARA FALLS, INC.
                                            SERVICO NORTHWOODS, INC.

                                            SERVICO OMAHA CENTRAL, INC.
                                            SERVICO OMAHA, INC.
                                            SERVICO OPERATIONS CORPORATION
                                            SERVICO PENSACOLA 7200, INC.
                                            SERVICO PENSACOLA 7330, INC.
                                            SERVICO PENSACOLA, INC.:
                                            SERVICO ROLLING MEADOWS, INC.
                                            SERVICO ROSEVILLE, INC.
                                            SERVICO SAGINAW, INC.
                                            SERVICO SILVER SPRING, INC.
                                            SERVICO SUMMERVILLE, INC.
                                            SERVICO TUCSON, INC.
                                            SERVICO WEST DES MOINES, INC.
                                            SERVICO WEST PALM BEACH, INC.
                                            SERVICO WICHITA, INC.
                                            SERVICO WINDSOR, INC.
                                            SERVICO WINTER HAVEN,  INC.
                                            SERVICO WORCESTER, INC.
                                            SERVICO, INC.
                                            SHARON MOTEL ENTERPRISES, INC.
                                            SHC OF DELAWARE, INC.
                                            SHEFFIELD MOTEL ENTERPRISES, INC.
                                            SIOUX CITY HOSPITALITY, L.P.
                                            By: Fourth Street Hospitality, Inc.,
                                                as General Partner
                                            SIXTEEN HOTELS, INC.
                                            STEVENS CREEK HOSPITALITY, INC..
                                            W.V.B.M., INC.
                                            WASHINGTON MOTEL ENTERPRISES, INC.
                                            WILPEN, INC.
                                            WORCESTER HOSPITALITY ASSOCIATES,
                                                LIMITED PARTNERSHIP
                                            By: Servico Worcester, Inc.,
                                                as General Partner

                                            By: /s/ Daniel E. Ellis
                                                -------------------------------
                                            Title: Vice President

                                            COLLATERAL AGENT:

                                                 MORGAN STANLEY
                                                   SENIOR FUNDING, INC.
                                                   as Collateral Agent

                                            By:  /s/ Stephen Hannan
                                                -------------------------------
                                                 Title: Vice President

                                                                       EXHIBIT A
                          TRADEMARK SECURITY AGREEMENT

                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)

         WHEREAS, [NAME OF GRANTOR], a [corporation] (together with any successors thereto, the "GRANTOR") owns, or in the case of licenses, is a party to, the Trademark Collateral (as defined below);

         WHEREAS, Grantor, as a [Borrower] [Guarantor], the [other] Borrower[s] party thereto, the other Guarantors party thereto, the Lenders party thereto (the "DIP LENDERS"), and Morgan Stanley Senior Funding, Inc. as Administrative Agent are parties to a Revolving Credit and Guaranty Agreement dated as of December 31, 2001 (as the same may be amended from time to time, the "DIP CREDIT AGREEMENT");

         WHEREAS, pursuant to the terms of a Security and Pledge Agreement dated as of December 31, 2001 (as such agreement may be further amended from time to time, the "DIP SECURITY AGREEMENT") among Grantor, the other lien grantors party thereto and Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties (as defined in the DIP Security Agreement) (in such capacity, together with its successors in such capacity, "GRANTEE"), Grantor has granted to Grantee for the benefit of the Secured Parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Trademark Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Obligations (as defined in the DIP Credit Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Obligations, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                  (i) each Trademark (as defined in the DIP Security Agreement) owned by Grantor, including, without limitation, each Trademark registration and application referred to in Schedule A-1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

                  (ii) each Trademark License (as defined in the DIP Security Agreement), including, without limitation, each Trademark License identified in Schedule A-1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

                  (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by Grantor, including, without limitation, any Trademark referred to in Schedule A-1 hereto, and all rights and benefits of Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule A-1 hereto, or for injury to the goodwill associated with any of the foregoing.

         Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the DIP Credit Agreement) has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted in the DIP Credit Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the DIP Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the DIP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the _____ day of _______________, 200__.

                                             [NAME OF GRANTOR]

                                             By:
                                                ------------------------------
                                                 Title:

Acknowledged:

By:
   --------------------------
Title:

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

         I, ___________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that __________________, ________________ of
[NAME OF GRANTOR], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such __________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this _______ day of ______________________, 200__.

[Seal]

--------------------------------
Signature of notary public
My Commission expires
                      ----------